                                                                   EXHIBIT 10.19

                CONVERTIBLE SUBORDINATED NOTE PURCHASE AGREEMENT

     This Convertible Subordinated Note Purchase Agreement is made as of the 20/th/ day of April, 2000 (this "Agreement"), by and among Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), Entravision Communications Corporation, a Delaware corporation (the "Corporation") (with the Company and the Corporation jointly referred to herein as "Entravision"), and the investor listed on Schedule "A" hereto, herein
                                              ------------
referred to as an "Investor," with reference to the following facts:

     WHEREAS, the Investor wishes to purchase Ninety Million Dollars ($90,000,000) in the principal amount of a Convertible Subordinated Note (the "Note") from the Company.

     WHEREAS, the Company operates a diverse Hispanic-oriented media business.

     WHEREAS, it is contemplated that the Corporation will become the successor in interest to the Company in accordance with the terms of that certain Exchange Agreement by and among Entravision Communications Company, L.L.C., its members and Univision Communications Inc., a copy of which is attached hereto as Exhibit
                                                                         -------
"A", in an exchange transaction (the "Roll-Up").
---

     WHEREAS, the Company is party to that certain Acquisition Agreement and Plan of Merger dated December 21, 1999, (the "LCG Acquisition Agreement") pursuant to which it is contemplated that the Company will acquire Latin Communications Group, Inc. (the "LCG Acquisition").

     WHEREAS, Entravision, ZSPN Acquisition Corporation, Z-Spanish Media Corporation and its stockholders have entered into that certain Acquisition Agreement and Plan of Merger (the "Z-Spanish Agreement") effective April 20, 2000, pursuant to which it is contemplated that the Corporation will acquire Z-Spanish Media Corporation (the "Z-Spanish Merger") concurrently with the Roll-Up.

     WHEREAS, the Corporation plans to consummate an underwritten initial public offering of its Class A Common Stock (the "IPO").

     WHEREAS, the Note is mandatorily exchangeable into Series A Convertible Preferred Stock of the Corporation (the "Series A Preferred Stock") concurrently with the closing of the Roll-Up.

     WHEREAS, the Corporation has provided to the Investor, and the Investor has thoroughly reviewed, the Corporation's draft registration statement on Form S-1 as prepared on April 18, 2000 to be filed with the Securities and Exchange Commission (the "Registration Statement").

     WHEREAS, the Company and the Corporation wish to sell the Note to the Investor on the terms set forth herein and enter into the Investor Rights Agreement substantially in the form attached hereto as Exhibit "B" and
                                                       -----------
incorporated herein by this reference (the "Investor Rights Agreement").

     The parties hereby agree as follows:

     1.   Purchase and Sale of Convertible Promissory Note.
          ------------------------------------------------

          1.1.  Sale and Issuance of Convertible Promissory Note.  Subject to
                ------------------------------------------------
the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing and the Company agrees to sell and issue to the Investor a Note in substantially the form attached hereto as Exhibit "C" in the principal amount
                                          -----------
specified with respect to the Investor on Schedule "A" to this Agreement.  The
                                          ------------
purchase price of the Note shall be equal to 100% of the principal amount of such Note.

          1.2.  Closing.  The purchase and sale of the Note shall take place at
                -------
the offices of Proskauer Rose LLP 1585 Broadway, New York, New York 10036 at 1:00 p.m. (local time) on the day before the closing of the LCG Acquisition (assuming that all conditions to closing have been satisfied), or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor the Note to be purchased by the Investor against payment of the purchase price therefor by wire transfer in same day funds.

     2.   Representations and Warranties of Entravision.  All representations
          ---------------------------------------------
made by Entravision in this Section 2 shall be made jointly and severally by both the Company and the Corporation and references to Entravision shall apply to both the Company and the Corporation. Entravision hereby represents and warrants to the Investor that, except as set forth in the Registration Statement or as set forth on the Schedule of Exceptions attached hereto as Schedule "B"
                                                                 ------------
(the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1.  Organization, Good Standing and Qualification.  The Company is a
                ---------------------------------------------
limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. Copies of the Company's Certificate of Formation and Operating Agreement (as amended) and Corporation's First Amended and Restated Certificate of Incorporation (the "Restated Certificate"), Bylaws, minutes and consents of stockholders and of the Board of Directors are available for inspection at the Company's offices and true, correct and complete copies of such documents have been previously made available to the Investor or the Investor's special counsel.

          2.2.  Authority; No Conflict; Consents.
                --------------------------------

                (a) This Agreement constitutes the legal, valid and binding obligation of the Company and the Corporation, enforceable against the Company and the Corporation in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and is subject to general principles of equity. Except for third party consents which have already been obtained, the Company and the Corporation have the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement, the Note, the Investor Rights Agreement and to perform their respective obligations thereunder.

                (b) Neither the execution and delivery of this Agreement by the Company or the Corporation nor the consummation or performance of any of the transactions contemplated by this Agreement by the Company or the Corporation will give any Person the right to prevent, delay or otherwise interfere with any of the transactions contemplated by this Agreement pursuant to: (i) any material provision of the respective organizational documents of the Company and the Corporation; (ii) any resolution adopted by the members, stockholders or the Board of Directors of the Company or the Corporation, as the case may be; (iii) any material legal requirement or material order to which the Company or the Corporation may be subject; or (iv) any material contract to which the Company or the Corporation is a party or by which the Company or the Corporation may be bound.

                (c) Except as set forth on Schedule 2.2(c), the Company and the
                                           ---------------
Corporation are not and will not be required to give any notice to or obtain any third-party consents from any Person in connection with the execution and delivery of this Agreement, the Note or the Investor Rights Agreement or the consummation or performance of any of the transactions contemplated by this Agreement.

          2.3.  Broker's or Finder's Fees.  Neither the Company, the
                -------------------------
Corporation, nor their agents have incurred any Liabilities for broker's or finder's fees or agents commissions or other similar payment in connection with this Agreement.

          2.4.  Capitalization.
                --------------

                (a) The authorized capital stock of the Corporation as of the Roll-Up shall consist of (i) 305,000,000 shares of Class A Common Stock, $0.0001 par value per share, none of which are issued and outstanding, (ii) 60,000,000 shares of Class B Common Stock, $0.0001 par value per share, none of which are issued and outstanding, (iii) 50,000,000 shares of Class C Common Stock, $0.0001 par value per share, none of which are issued and outstanding and (iv)

50,000,000 shares of Preferred Stock $0.0001 par value per share, none of which are issued and outstanding.

                (b) Schedule 2.4(b) sets forth a pro forma fully-diluted
                    ---------------
capitalization of the Corporation as of the closing of the Roll-Up. The fully-diluted capitalization of the Corporation as of the closing of the Roll-Up shall be as set forth on Schedule 2.4(b), subject only to any adjustment in the
                   ---------------
Exchange Number (as defined in the Exchange Agreement).

                (c) The outstanding units of membership interest in the Company (the "Units") consist of an aggregate of 2,019,879 Units, 1,555,037 of which are designated Class A Units, none of which are designated Class B Units, 286,206 of which are designated Class C Units, 168,323 of which are designated Class D Units, 10,313 of which are designated Class E Units and 10,313 of which are designated Class F Units.

                (d) Except as set forth on Schedule 2.4(d), (i) there are no
                                           ---------------
other options, warrants, stock appreciation rights, subscriptions, convertible debentures or other rights, commitments or any other similar agreements for the purchase of any securities of Entravision, (ii) there are no material contracts relating to the issuance, sale, registration or transfer of any equity securities or other securities of Entravision and (iii) there are no voting trust agreements or other material contracts, agreements or arrangements restricting voting rights or transferability with respect to Entravision.

          2.5.  Entravision Subsidiaries.
                ------------------------

                (a) Schedule 2.5 sets forth a list of all of the direct or
                    ------------
indirect subsidiaries of Entravision (the "Entravision Subsidiaries"). Except as set forth on Schedule 2.5, Entravision owns, either directly or indirectly
             ------------
through one or more of the Entravision Subsidiaries, all of the capital stock or membership interests of each of the Entravision Subsidiaries free and clear of any material encumbrance.

                (b) The authorized capital stock and number of outstanding shares or membership interests of each of the Entravision Subsidiaries is set forth on Schedule 2.5 (the "Entravision Subsidiary Shares"). Entravision is and
         ------------
will be on the Closing Date the record and beneficial owner and holder of all of the Entravision Subsidiary Shares, which will be at Closing free and clear of all material encumbrances. No legend or other reference to any purported encumbrance appears upon any stock certificate representing the Entravision Subsidiary Shares. All of the Entravision Subsidiary Shares have been duly authorized and validly issued and are fully paid and nonassessable. None of the Entravision Subsidiary Shares were issued in violation of the Securities Act or any other material legal requirement.

                (c) Except as set forth on Schedule 2.5, (i) there are no
                                           ------------
options, warrants, stock appreciation rights, subscriptions, convertible debentures, registration rights agreements, or other rights, commitments or any other similar agreements for the purchase of any securities of any of the Entravision Subsidiaries, (ii) there are no material contracts relating to the issuance, sale or transfer of any equity securities or other securities of any of the Entravision Subsidiaries and (iii) there are no voting trust agreements or other material contracts, agreements or arrangements restricting voting rights or transferability with respect to any of the Entravision Subsidiaries.

          2.6.  Entravision Financial Statements. Entravision has delivered to
                --------------------------------
the Investor true, complete and correct copies of the audited balance sheets of Entravision as of December 31, 1999, and the related statements of income and cash flows for the period then ended (including notes thereto), included in the Registration Statement as audited by McGladrey & Pullen, LLP, certified public accountants (the "Entravision Financial Statements"). Except as set forth on
Schedule 2.6, the Entravision Financial Statements fairly present in all
------------
material respects the consolidated financial condition of Entravision and the Entravision Subsidiaries and the assets and liabilities of Entravision and the Entravision Subsidiaries as of the respective dates thereof and the results of operations, changes in stockholders' equity and cash flows for the periods therein specified, and have been prepared from the books and records of Entravision and the Entravision Subsidiaries in accordance with generally accepted accounting principles, applied on a consistent basis ("GAAP"). The Entravision Financial Statements reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements, and except that the unaudited Entravision Financial Statements were prepared on an interim basis, are subject to normal year-end adjustments and do not contain all of the footnote disclosures required by GAAP.

          2.7.  No Undisclosed Liabilities.  Except as set forth on
                --------------------------
Schedule 2.7, Entravision and the Entravision Subsidiaries do not have any
------------
material liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, which individually or in the aggregate could reasonably be expected to have a material adverse effect on the assets, liabilities or properties of Entravision and the Entravision Subsidiaries collectively, excluding matters affecting the broadcasting or print industries generally and excluding general economic condition (an "Entravision Material Adverse Effect"), other than (i) liabilities reflected in the Entravision Financial Statements,
(ii) liabilities specifically described in this Agreement or in the Entravision Schedules or (iii) normal or recurring liabilities incurred since the date of the Entravision Financial Statements in the ordinary course of business.

          2.8.  Taxes.
                -----

                (a) Each of Entravision and the Entravision Subsidiaries have accurately prepared and timely filed (or will so file) all material tax returns required to be filed at or before the Closing relating to any and all taxes concerning or attributable to Entravision or any of the Entravision Subsidiaries or to their operations, and such tax returns are true and correct in all material respects and have been completed in all material respects in accordance with applicable law. Entravision has made available to the Investor true, complete and correct copies of all such tax returns filed by Entravision and the Entravision Subsidiaries in the past five (5) years.

          (b) There is no tax sharing agreement that will require any payment by Entravision or any of the Entravision Subsidiaries after the date of this Agreement.

          (c) Each of Entravision and the Entravision Subsidiaries as of the
Closing: (i) will have paid all material taxes it is required to pay prior to the Closing and (ii) will have withheld with respect to its employees all material federal and state income taxes, FICA, FUTA and other taxes required to be withheld, except in each case for taxes contested in good faith by appropriate proceedings for which adequate reserves have been taken and except where the failure (if any) to pay or withhold such taxes could not reasonably be expected to have an Entravision Material Adverse Effect.

          (d) There is no material tax deficiency outstanding, proposed or assessed against Entravision or any of the Entravision Subsidiaries that is not reflected as a liability on the most recently prepared balance sheet of Entravision nor has Entravision or any of the Entravision Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any tax.

          (e) Neither Entravision nor any of the Entravision Subsidiaries has any material liability for unpaid federal, state, local or foreign taxes that has not been accrued for or reserved on the Entravision Financial Statements, whether asserted or unasserted, contingent or otherwise.

     2.9. Employee Benefit Plans.
          ----------------------

          (a) Entravision has made available to the Investor or its special counsel all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Entravision or any of the Entravision Subsidiaries or any trade or business (whether or not incorporated) which is a member or which is under common control with Entravision within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended ("IRC") (together, the "Entravision Employee Plans"). Entravision does not maintain and has never maintained or contributed to any employee benefit plan subject to Title IV of ERISA (including a multiemployer plan as defined in Section 3(37) of ERISA).

          (b) With respect to each Entravision Employee Plan, Entravision has made available to the Investor or its special counsel, a true and correct copy of (i) the most recent annual report (Form 5500) filed with the IRS with respect to an Entravision Employee Plan subject to such filing requirement, (ii) such Entravision Employee Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Entravision Employee Plan, and (iv) the most recent determination letter issued with respect to any plan which is intended to be qualified under Section 401(a) of the IRC.

          (c) With respect to the Entravision Employee Plans, individually and in the aggregate, no event has occurred, and to the Knowledge of Entravision there exists no condition or set of circumstances, in connection with which Entravision or any of the Entravision Subsidiaries could be subject to any material liability under ERISA, the IRC or any other applicable law.

          (d) With respect to the Entravision Employee Plans, individually and in the aggregate, there are no material funded benefit obligations for which contributions have not been made or properly accrued and there are no material unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the Entravision Financial Statements.

          (e) Except as set forth in Schedule 2.9, and except as provided for in
                                     ------------
this Agreement, neither Entravision nor any of the Entravision Subsidiaries is a party to any oral or written (i) union or collective bargaining agreement, (ii) material agreement with any officer or other key employee of Entravision or any of the Entravision Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Entravision of the nature contemplated by this Agreement or a Change in Control (as defined in the Note), (iii) agreement with any officer of Entravision or any of the Entravision Subsidiaries providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof or for the payment of compensation in excess of One Hundred Thousand Dollar ($100,000.00) per annum, or (iv) material agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or a Change of Control [as defined in the Note] or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

     2.10.  Compliance with Legal Requirements.  Except as set forth on Schedule
            ----------------------------------                          --------
2.10: (i) Entravision and the Entravision Subsidiaries are in compliance in all
----
material respects with each material legal requirement that is or was applicable to them; (ii) to the knowledge of Entravision, no event has occurred or circumstance exists that (with or without notice or lapse of time) constitutes or results in a material violation by Entravision of, or a material failure on the part of Entravision or the Entravision Subsidiaries to comply with, any material legal requirement or gives rise to any obligation on the part of Entravision or the Entravision Subsidiaries to undertake, or to bear all or any material portion of the cost of, any remedial action of any material nature; and
(iii) neither Entravision nor any of the Entravision Subsidiaries has received any written notice or other written communication from any governmental body or any other person regarding any actual or alleged material violation of, or material failure to comply with, any material legal requirement, any actual, alleged, possible or potential material obligation on the part of Entravision or any of the Entravision Subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any material nature.

     2.11.  Legal Proceedings.  There is no action, suit or proceeding, claim,
            -----------------
arbitration or, to the knowledge of Entravision, investigation against Entravision or any of the Entravision Subsidiaries pending or, to the knowledge of Entravision, threatened, or as to which Entravision or any of the Entravision Subsidiaries has received any written notice of assertion, which, if decided adversely to Entravision or such Subsidiary, could reasonably be expected to have an Entravision Material Adverse Effect or a material adverse effect on the ability of Entravision to consummate the transactions contemplated by this Agreement.

     2.12.  Applicable Contracts; No Defaults.
            ---------------------------------

            (a) Entravision has made available to the Investor or its special counsel, true, complete and correct copies of each contract under which Entravision or the Entravision Subsidiaries has any material rights or have become subject to any material obligation or liability or by which Entravision, the Entravision Subsidiaries or any of the material assets owned or used by them are bound (an "Applicable Contract"). Each Applicable Contract is in full force and effect and is valid and enforceable in all material respects in accordance with its terms.

            (b) Except as set forth on Schedule 2.12: (i) Entravision or the
                                       -------------
Entravision Subsidiaries, as the case may be, are, and at all times during the last twelve (12) months have been, in material compliance with the applicable terms and requirements of each Applicable Contract; (ii) to the knowledge of Entravision, no event has occurred or circumstance exists that (with or without notice or lapse of time) would be reasonably likely to contravene, conflict with or result in a material violation or material breach of, or give Entravision or the Entravision Subsidiaries, as the case may be, or other Person the right to declare a default or exercise any materially adverse remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, any Applicable Contract; and (iii) Entravision and the Entravision Subsidiaries, as the case may be, have not given to or received from any other Person any written notice or other written communication regarding any actual, alleged, possible or potential material violation or material breach of, or material default under, any Applicable Contract, which has not been cured, waived or otherwise resolved in full.

     2.13.  Compliance with Environmental Laws.   Except as set forth on
            ----------------------------------
Schedule 2.13, (i) all of the operations Entravision and the Entravision
-------------
Subsidiaries are and have been in compliance with all environmental laws as currently in effect, (ii) neither Entravision, the Entravision Subsidiaries nor any of their predecessors used, released or disposed of any hazardous substance in any manner that could reasonably be expected to result in material liability,
(iii) none of the property owned, leased or operated by Entravision or the Entravision Subsidiaries is contaminated by any hazardous substance, and (iv) none of the property owned, leased or operated by Entravision or the Entravision Subsidiaries is affected by any condition that could reasonably be expected to result in liability under any environmental law as currently in effect.

     2.14.  Intellectual Property.
            ---------------------

            (a) The term "Entravision Intellectual Property Assets" includes the following proprietary items of Entravision and the Entravision Subsidiaries: (i) the name and FCC call letters listed on Schedule 2.14, all fictional business
                                        -------------
names, trading names, domain names or URLs, registered and unregistered trademarks, service marks and applications; (ii) all patents, patent applications and inventions and discoveries that may be patentable; (iii) all copyrights in both published works and unpublished works; (iv) all rights in mask works; (v) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings and blue prints owned, used or licensed by Entravision or the Entravision Subsidiaries as licensee or licensor.

            (b) There are no outstanding and, to the knowledge of Entravision, no Threatened material disputes or disagreements with respect to the Entravision Intellectual Property Assets or any Applicable Contract related to the Entravision Intellectual Property Assets. The Entravision Intellectual Property Assets are all those necessary for the operation of the businesses of the Entravision media properties as they are currently conducted in all material respects. Entravision and the Entravision Subsidiaries are the owners of all right, title and interest in and to each of the Entravision Intellectual Property Assets, free and clear of all material encumbrances, and have the right to use without payment to a third-party all of the Entravision Intellectual Property Assets.

     2.15.  Relationships With Related Persons.  Except as set forth in Schedule
            ----------------------------------                          --------
2.15, no "affiliate" (as such term is defined in the rules promulgated under the
----
Securities Exchange Act of 1934, as amended (the "Exchange Act")) of a Person (a "Related Person") of Entravision or the Entravision Subsidiaries has had any interest in any property (whether real, personal or mixed and whether tangible or intangible), used in or pertaining to the businesses of the Entravision media properties. No Related Person of Entravision or the Entravision Subsidiaries has owned (of record or as a beneficial owner) an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with the Entravision media properties other than business dealings or transactions conducted in the ordinary course of business with the Entravision media properties at substantially prevailing market prices and on substantially prevailing market terms or (ii) engaged in competition with the businesses of the Entravision media properties (a "Competing Business") in any market presently served by the Entravision media properties except for less than five percent (5%) of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth on Schedule 2.15, no Related Person of Entravision or the Entravision
   -------------
Subsidiaries is a party to any Applicable Contract with, or has any claim or right against, the Entravision media properties.

     2.16.  Disclosure. None of the representations or warranties made by
            ----------
Entravision (as modified by the Schedules), nor any statement made in the Registration Statement or any other schedule or certificate furnished by Entravision pursuant to this Agreement, (to the extent such documents were prepared by or include information provided by Entravision), contains or will contain at the Closing, any material untrue statement or omits, or will omit at the Closing to state any material fact necessary in order to make the statements contained therein not materially misleading.

     2.17.  Valid Issuance of Note.  The Note that is being purchased by the
            ----------------------
Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Note, the Investor Rights Agreement and applicable state and federal securities laws. The units of membership interest issuable upon conversion of the Note purchased under this Agreement have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Operating Agreement of the Company, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Operating Agreement and under applicable state and federal securities laws. The Series A Preferred Stock that may be issued to the Investor upon exchange of the Note, when issued and delivered in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor Rights Agreement and applicable state and federal securities laws. The Class A Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws.

     2.18.  Registration Rights.  Except as provided in the Investor Rights
            -------------------
Agreement or the Registration Rights Agreement to be entered into in connection with the Z-Spanish Agreement, the Corporation has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     2.19.  Ownership Condition and Sufficiency of Assets.  The material assets
            ---------------------------------------------
of Entravision are structurally sound, are of reasonable good operating condition and repair and are reasonably adequate for the uses to which they are being put, and none of such assets is in need of maintenance or repairs, except for ordinary routine maintenance and repairs that are not material in nature or cost. The assets of Entravision taken as a whole are sufficient for the continued conduct of its media business in substantially the same manner as conducted prior to the Closing.

     3.     Representations and Warranties of the Investor.  The Investor hereby
            ----------------------------------------------
represents and warrants that:

            3.1.  Authorization.  The Investor has full power and authority to
                  -------------
enter into this Agreement and the Investor Rights Agreement and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Investor Rights Agreement may be limited by applicable federal or state securities laws.

          3.2.  Purchase Entirely for Own Account.  This Agreement is made with
                ---------------------------------
the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Note, the Series A Preferred Stock to be received by the Investor upon exchange of the Note, the Class A Units issuable upon conversion of the Note, and the Common Stock issuable upon conversion of the Series A Preferred Stock (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          3.3.  Disclosure of Information.  The Investor believes it has
                -------------------------
received all the information it considers necessary or appropriate for deciding whether to purchase the Note. The Investor further represents that it has reviewed the Registration Statement and had an opportunity to ask questions and receive answers from Entravision regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of Entravision. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.4.  Investment Experience.  The Investor is an investor in
                ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Note. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Securities.

          3.5.  Investor Suitability.  The Investor represents that it qualifies
                --------------------
as an "accredited investor" as such term is defined in Rule 501(a) or Regulation D under the Securities Act. To be an accredited investor, the Investor understands that it must fall within one of the following categories at the time of the sale of Securities to the Investor:

                (a) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 13 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any broker or dealer registered pursuant to Section 15 of the Exchange Act: any investment company registered under the Investment Company Act of 1940 or any business development company as defined in Section 2(a)(48) of the Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefits of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                (b) any private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

                (c) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000;

                (d) any Executive Committee member or executive officer of the Company;

                (e) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                (f) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

                (g) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

                (h) any entity in which all the equity owners are accredited investors as defined above.

          3.6.  Restricted Securities.  The Investor understands that the Note
                ---------------------
it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7.  Further Limitations on Disposition.  Without in any way limiting
                ----------------------------------
the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Note unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investor Rights Agreement provided and to the extent this Section and such agreement are then applicable, and:

                (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                (b) (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to an Affiliate, a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or by an Investor that is a trust to any affiliate or successor trust or trustee if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

          3.8.  Legends.  It is understood that the certificates evidencing the
                -------
Note may bear legends in substantially the following forms:

                (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     4.   Conditions of Investor's Obligations at Closing.  The obligations of
          -----------------------------------------------
the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor unless consented to in writing:

          4.1.  Representations and Warranties.  The representations and
                ------------------------------
warranties of Entravision contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2.  Performance.  The Company shall have performed and complied with
                -----------
all agreements, obligations and conditions contained in this Agreement in all material respects that are required to be performed or complied with by it on or before the Closing.

          4.3.  Compliance Certificate.  The Chief Financial Officer of the
                ----------------------
Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that, except as set forth in the Registration Statement, there shall not have been any material adverse change in the assets, liabilities or properties of the Company since January 1, 2000.

          4.4.  Qualifications.  All authorizations, approvals, or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          4.5.  Proceedings and Documents.  All corporate and other proceedings
                -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor or to the Investor's special counsel, as the case may be, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.6.  Opinion of Company Counsel.  The Investor shall have received
                --------------------------
from Zevnik Horton Guibord McGovern Palmer & Fognani, L.L.P., counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit "D."
-----------

          4.7.  Investor Rights Agreement.  The Company and the Investor shall
                -------------------------
have entered into the Investor Rights Agreement.

          4.8.  Consents and Waivers.  The Company shall have obtained on or
                --------------------
before Closing any and all consents, permits and waivers necessary for consummation of the transactions contemplated by this Agreement, including, without limitation, consent of the Company's senior lender and Univision Communications, Inc.

          4.9.  LCG Acquisition.  The LCG Acquisition Agreement shall be in full
                ---------------
force and effect and Entravision shall be proceeding diligently to close the LCG Acquisition within forty-eight (48) hours of the Closing.

          4.10. Z-Spanish Merger Agreement.  The Z-Spanish Merger Agreement
                --------------------------
shall have been executed and shall be in full force and effect.

          4.11. Management Rights Letter.  Entravision will execute and
                ------------------------
deliver a Management Rights Letter substantially in the form of Exhibit "E"
                                                                -----------
attached hereto to TSG Capital Fund III, L.P.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Investor:

          5.1.  Representations and Warranties.  The representations and
                ------------------------------
warranties of the Investor contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2.  Payment of Purchase Price.  The Investor shall have delivered
                -------------------------
the purchase price as specified in Section 1.2.

          5.3.  Qualifications.  All authorizations, approvals, or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     6.   Certificate of Designation.  Prior to the automatic exchange of the
          --------------------------
Note for Series A Preferred Stock as provided for in Section 8 of the Note, the Company shall file the Certificate of Designation of Series A Preferred Stock in the form attached hereto as Exhibit "F."
                            ----------

     7.   Miscellaneous.
          -------------

          7.1.  Termination by the Investor.  If the Company does not timely
                ---------------------------
satisfy the conditions to closing set forth in Section 4.9 and 4.10 above, the Investor may terminate its commitment to purchase the Note by delivery of written notice to Company.

          7.2.  Survival of Warranties.  The warranties, representations and
                ----------------------
covenants of Entravision and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          7.3.  Successors and Assigns.  Except as otherwise provided herein,
                ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.4.  Governing Law; Submission to Jurisdiction; Venue.  This
                ------------------------------------------------
Agreement shall be governed by, and construed in accordance with, the law of the State of New York. All judicial proceedings brought against Entravision or the Investor with respect to this Agreement shall be brought exclusively in any state or federal court of competent jurisdiction in New York County, New York, and by execution and delivery of this Agreement Entravision accepts, the exclusive jurisdiction of the aforesaid courts for such purpose. Entravision hereby waives any claim that New York County, New York is an inconvenient forum or an improper forum based on lack of venue. The exclusive choice of forum for Entravision as set forth in this Section 7.4 will not be deemed to preclude the enforcement by the Investor of any judgment obtained in any other forum or the taking by the Investor of any action to enforce the same in any other appropriate jurisdiction.

          7.5.  Counterparts; Facsimile.  This Agreement may be executed in one
                -----------------------
or more counterparts, all of which when fully executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, this Agreement may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

          7.6.  Titles and Subtitles.  The titles and subtitles used in this
                --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.7.  Notices.  Unless otherwise provided, any notice required or
                -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by facsimile or by overnight courier or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          7.8.  Finder's Fee.  Each party represents that it neither is nor will
                ------------
be obligated for any finder's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

          The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          7.9.  Expenses.  Each party shall pay all costs and expenses that it
                --------
incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, (a) if the Company does not satisfy the conditions of closing contained in Section 4.9 and 4.10 above, and the Investor terminates its commitment pursuant to Section 7.1 above, the Company shall reimburse the Investor for documented costs reasonably incurred up to a maximum of Fifty Thousand Dollars ($50,000); and (b) if the transactions contemplated hereby are completed, the Company will pay the reasonable fees and disbursements of one special counsel for the Investor, in connection with the preparation, negotiation, execution and delivery of this Agreement, the Note and the other Transaction Agreements and any amendment, waiver or consent, or request therefor, under this Agreement, the Note or any Transaction Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investor Rights Agreement, or the Restated Certificate, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.10. Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the principal amount of the Note. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          7.11. Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          7.12.  Entire Agreement.  This Agreement and the documents referred to
                 ----------------
herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Company ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company

                    By:  /s/ Walter F. Ulloa
                       --------------------------------------------------------
                         Walter F. Ulloa, Chairman, Chief Executive Officer and Managing Member

                    By:  /s/ Jeanette L. Tully
                       --------------------------------------------------------
                         Jeanette L. Tully, Chief Financial Officer

Corporation         ENTRAVISION COMMUNICATIONS CORPORATION,
                    a Delaware corporation

                    By:  /s/ Walter F. Ulloa
                       --------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer

                    By:  /s/ Jeanette L. Tully
                       --------------------------------------------------------
                         Jeanette L. Tully, Chief Financial Officer

Investor                 TSG CAPITAL FUND III, L.P.
                         By:  TSG Associates III, LLC, its General Partner


                         By:  /s/ Darryl B. Thompson
                            ---------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------

      [Signature Page to Convertible Subordinated Note Purchase Agreement]

                                  SCHEDULE A

                                   INVESTOR
                                   --------

TSG Capital Fund III, L.P.
Attention: Darryl B. Thompson
177 Broad Street, 12/th/ Floor
Stamford, Connecticut 06901
Facsimile: (203) 541-1590

                                 SCHEDULE "B"

                            SCHEDULE OF EXCEPTIONS
                            ----------------------

                                SCHEDULE 2.2(c)

                         REQUIRED THIRD PARTY CONSENTS

None.

                                SCHEDULE 2.4(b)

                 PRO FORMA FULLY-DILUTED CAPITALIZATION TABLE

                               SCHEDULE 2.4 (d)

            OPTIONS, CONVERTIBLE DEBENTURES, CONTRACTS FOR SALE OF
                         SECURITIES AND VOTING TRUSTS

1.   See Schedule 2.4(b).

2. See proposed Voting Agreement relating to Corporation by and among Messrs. Ulloa, Wilkinson and Zevnik ("Voting Agreement").

                                 SCHEDULE 2.5

                    CORPORATE STRUCTURE AND CAPITALIZATION

1.   Entravision Communications Company, L.L.C., a Delaware limited liability
     ------------------------------------------------------------------------
     company
     -------

Officers:              Chairman and Chief
                        Executive Officer:           Walter F. Ulloa
                       President and Chief
                        Operating Officer:           Philip C. Wilkinson
                       Secretary:                    Paul A. Zevnik
                       Treasurer:                    Jeanette L. Tully

Executive Committee:   Walter F. Ulloa
                       Philip C. Wilkinson
                       Paul A. Zevnik

Managing Members:      Walter F. Ulloa
                       Philip C. Wilkinson

Membership Interests:

               Cabrillo Broadcasting Corporation     330,816 A Units
               Golden Hills Broadcasting
                Corporation                          137,801 A Units
               KSMS-TV, Inc.                         14,413 A Units
               Las Tres Palmas Corporation           13,460 A Units
               Tierra Alta Broadcasting, Inc.        171,507 A Units
               Valley Channel 48, Inc.               665,980 A Units
               Telecorpus, Inc.                      149,300 A Units
               The Walter F. Ulloa Irrevocable
                Trust of 1996                        23,920 A Units
               The Paul A. Zevnik Irrevocable
                Trust of 1996                        23,920 A Units
               The 1994 Wilkinson Children's
                Gift Trust                           23,920 A Units
               Walter F. Ulloa                       225,139 C Units
               Philip C. Wilkinson                   25,131 C Units
               Paul A. Zevnik                        22,119 C Units
               Norton Properties Limited
                Partnership                          13,817 C Units
               Lawrence E. Safir                     54,284 D Units
               Paul A. Zevnik                        10,313 E Units
               The Zevnik-Harvard Fund               5,000 F Units
               The Zevnik Charitable Foundation      5,313 F Units

*    Additional D Units (or options to purchase D Units) to be issued) (See
     Schedule 2.4(b))

Qualified:          Arizona; California; Colorado; District of Columbia (in
                    process); Florida; Nevada; New Mexico; Texas

                                MEMBER ENTITIES
                                ---------------

2.   KSMS-TV, Inc., a Delaware corporation
     -------------------------------------

Officers:           Chief Executive Officer:         Walter F. Ulloa
                    President:                       Philip C. Wilkinson
                    Secretary:                       Paul A. Zevnik
                    Treasurer:                       Jeanette L. Tully

Directors:          Walter F. Ulloa
                    Philip C. Wilkinson
                    Paul A. Zevnik

Stockholders:  (authorized: 10,000 Common Stock, no par value)

                    Walter F. Ulloa                  3,000 Common Stock
                    Philip C. Wilkinson              3,000 Common Stock
                    Paul A. Zevnik                   3,000 Common Stock
                    Richard D. Norton                1,000 Common Stock

Qualified:          California

3.   Cabrillo Broadcasting Corporation, a California corporation
     -----------------------------------------------------------

Officers:           President:                       Philip C. Wilkinson
                    Vice President:                  Wendy K. Wilkinson
                    Secretary:                       Walter F. Ulloa
                    Chief Financial Officer:         Philip C. Wilkinson

Directors:          Walter F. Ulloa
                    Wendy K. Wilkinson
                    Philip C. Wilkinson

Shareholders:  (authorized: 9,445.7 Common Stock, no par value)

                    Walter F. Ulloa                  481.9 Common Stock
                    The Wilkinson Family Trust       8,000 Common Stock
                    Carol K. Luery Revocable Trust   963.8 Common Stock

Qualified:          None

4.   Tierra Alta Broadcasting, Inc., a Delaware corporation
     ------------------------------------------------------

Officers:           President:                       Paul A. Zevnik
                    Chief Executive Officer:         Walter F. Ulloa
                    Secretary:                       Paul A. Zevnik

                    Chief Financial Officer:         Philip C. Wilkinson

Directors:          Walter F. Ulloa
                    Richard D. Norton
                    Paul A. Zevnik

Stockholders:  (authorized: 20,000 Common Stock, $0.01 par value)

                    Yrma G. Rico                     4,500 Common Stock
                    Richard D. Norton                2,000 Common Stock
                    Walter F. Ulloa                  6,750 Common Stock
                    Paul A. Zevnik                   6,750 Common Stock

Qualified:          Nevada

5.   Las Tres Palmas Corporation, a Delaware corporation
     ---------------------------------------------------

Officers:           President:                       Walter F. Ulloa
                    Secretary:                       Paul A. Zevnik
                    Treasurer:                       Walter F. Ulloa

Directors:          Walter F. Ulloa
                    Paul A. Zevnik

Stockholders:  (authorized: 10,000 Common Stock, no par value)

                    Walter F. Ulloa                  5,000 Common Stock
                    Paul A. Zevnik                   5,000 Common Stock

Qualified:          California

6.   Golden Hills Broadcasting Corporation, a Delaware corporation
     -------------------------------------------------------------

Officers:           President:                       Walter F. Ulloa
                    Vice President:                  Philip C. Wilkinson
                    Secretary:                       Paul A. Zevnik
                    Treasurer:                       Walter F. Ulloa

Directors:          Philip C. Wilkinson
                    Walter F. Ulloa
                    Richard D. Norton
                    Paul A. Zevnik

Stockholders:  (authorized: 10,000 Common Stock, $0.01 par value)

                    Walter F. Ulloa          2,100 Common Stock

                    Philip C. Wilkinson      1,475 Common Stock
                    Paul A. Zevnik           1,475 Common Stock
                    Richard D. Norton        1,000 Common Stock

Qualified:          Colorado


7.   Valley Channel 48, Inc., a Texas corporation
     --------------------------------------------

Officers:           Chairman and Chief Executive Officer:    Walter F. Ulloa
                    President and Chief Operating Officer:   Philip C. Wilkinson
                    Secretary:                               Paul A. Zevnik
                    Chief Financial Officer and Treasurer:   Jeanette L. Tully

Directors:          Walter F. Ulloa
                    Philip C. Wilkinson
                    Paul A. Zevnik

Shareholders: (authorized: 10,000 Common Stock, $0.0001 par value)

                    Walter F. Ulloa                          3,454 Common Stock
                    The Wilkinson Family Trust               3,454 Common Stock
                    Paul A. Zevnik                           1,466 Common Stock
                    Richard D. Norton                          509 Common Stock
                    Yrma G. Rico                               356 Common Stock
                    Carol K. Luery Revocable Trust             319 Common Stock

8.   Telecorpus, Inc., a Texas corporation
     -------------------------------------

Officers:           Chairman and Chief Executive Officer:    Walter F. Ulloa
                    President and Chief Operating Officer:   Philip C. Wilkinson
                    Chief Financial Officer and Treasurer:   Jeanette L. Tully
                    Secretary:                               Paul A. Zevnik

Directors:          Walter F. Ulloa
                    Philip W. Wilkinson
                    Paul A. Zevnik

Shareholders:  (authorized: 10,000 Common Stock, no par value)

               The Walter F. Ulloa Irrevocable Trust of 1996 1,880 Common Stock The 1994 Wilkinson Children's Gift Trust 1,880 Common Stock
               Walter F. Ulloa                               1,734 Common Stock
               The Wilkinson Family Trust                    1,734 Common Stock
               The Paul A. Zevnik Trust                      1,533 Common Stock
               Richard D. Norton                             533 Common Stock

               Carol K. Luery Revocable Trust                334 Common Stock
               Yrma G. Rico                                  122 Common Stock



                              SUBSIDIARY ENTITIES
                              -------------------

9.   Entravision Holdings, LLC, a California limited liability company
     -----------------------------------------------------------------

Officers:           Chairman and Chief Executive Officer:    Walter F. Ulloa
                    President and Chief Operating Officer:   Philip C. Wilkinson
                    Secretary:                               Paul A. Zevnik
                    Chief Financial Officer:                 Jeanette L. Tully

Managing Member:    Entravision Communications Company,
                    L.L.C.

Non-Managing        Walter F. Ulloa
Members             Philip C. Wilkinson

Membership          Entravision Communications Company, L.L.C.           99.999%
Interests:          Walter F. Ulloa                                      0.0005%
                    Philip C. Wilkinson                                  0.0005%

10.  Entravision, L.L.C., a Delaware limited liability company
     ---------------------------------------------------------

Officers:           Chairman and Chief Executive Officer:    Walter F. Ulloa
                    President and Chief Operating Officer:   Philip C. Wilkinson
                    Secretary:                               Paul A. Zevnik
                    Treasurer:                               Jeanette L. Tully

Managing Member:    Entravision Communications Company,
                    L.L.C.

Membership          Entravision Communications Company,                  100%
Interests:          L.L.C.

11.  Entravision-El Paso, L.L.C., a Delaware limited liability company
     -----------------------------------------------------------------

Officers:           Chairman and Chief Executive Officer:    Walter F. Ulloa
                    President and Chief Operating Officer:   Philip C. Wilkinson
                    Secretary:                               Paul A. Zevnik
                    Treasurer:                               Jeanette L. Tully

Managing Member:    Entravision Communications Company,
                    L.L.C.

Membership          Entravision Communications Company,                  100%
Interests:          L.L.C.

12.  Entravision Communications of Midland, LLC, a Delaware limited liability
     ------------------------------------------------------------------------
     company
     -------

Officers:                Chairman and Chief Executive
                         Officer:                            Walter F. Ulloa
                         President and Chief Operating
                         Officer:                            Philip C. Wilkinson
Board of Managers:       Walter F. Ulloa
                         Philip C. Wilkinson
                         Judy Querio

Membership Interests:    Entravision Communications Company,
                         L.L.C.                                           80%
                         New Century Communications                       20%

Qualified:               Texas

13.  Entravision Midland Holdings, LLC, a Delaware limited liability company
     -----------------------------------------------------------------------

Officers:                Chairman and Chief Executive
                         Officer:                            Walter F. Ulloa
                         President and Chief Operating
                         Officer:                            Philip C. Wilkinson

Managing Member:         Entravision Communications of
                         Midland, L.L.C.

Membership Interests:    Entravision Communications of
                         Midland, L.L.C.                                 100%

Qualified:               Texas

14.  Los Cerezos Television Company, a Delaware corporation
     ------------------------------------------------------

Officers:                Chairman and Chief Executive
                          Officer:                           Walter F. Ulloa
                         President and Chief Operating
                          Officer:                           Philip C. Wilkinson
                         Secretary:                          Paul A. Zevnik
                         Treasurer:                          Jeanette L. Tully

Directors:               Walter F. Ulloa
                         Philip C. Wilkinson
                         Paul A. Zevnik

Stockholders: (authorized: 10,000 Class A Common Stock, $0.01 par value per share, and 30,000 Class B Common Stock, $0.01 par value)

               Entravision Communications Company, L.L.C.   1,000 Common Stock

Organized:               Delaware

Qualified:               District of Columbia; Maryland

15.  Comercializadora Frontera Norte S.A. de C.V., a Mexico corporation
     ------------------------------------------------------------------

Stockholders: Entravision Communications Company, L.L.C.                 100%

16.  Televisora Alco, S.A. de C.V., a Mexico corporation
     ---------------------------------------------------

Stockholders: Entravision Communications Company, L.L.C.                  40%*

*Remainder owned by other parties.
                           SHARED APPRECIATION RIGHT

United Paramount Network ("UPN") holds a 20% interest in the appreciation of XUPN-TV above an agreed-upon $35 million value.

See:  Voting Agreement
      Investor Rights Agreement (TSG)
      Investor Rights Agreement (ZSPN)

                                 SCHEDULE 2.6

                             FINANCIAL STATEMENTS

Company financial statements are prepared in accordance with GAAP. See April
13, 2000 draft S-1 Registration Statement (the "S-1 Registration Statement") for Entravision's Management's Discussion and Analysis of Financial Condition and Results of Operations.

                                 SCHEDULE 2.7

                             POTENTIAL LIABILITIES

See the S-1 Registration Statement.

                                 SCHEDULE 2.9

                            EMPLOYEE BENEFIT PLANS

1. The Newspaper and Mail Deliverers' Union of New York and Vicinity and the Newspaper Guild of New York represent the Company's publishing employees. The collective bargaining agreement with the Newspaper and Mailer Deliverers' Union of New York and Vicinity expires on March 30, 2004 and the collective bargaining agreement with the Newspaper Guild of New York expires on June 30, 2002.

2. The Company offers a 401(k) Savings and Retirement Plan to all of its employees. Participants in the 401(k) Plan may elect to contribute up to 15% of their annual salary, but may not exceed the annual maximum contribution limits established by the Internal Revenue Service. The Company currently matches 25% of the amounts contributed by each participant up to a maximum of $1,000 per year.

3. Various Latin Communications Group Inc. executives, including Athena Marks, may have certain rights upon a Change in Control.

4. See employment agreements with Walter F. Ulloa, Philip C. Wilkinson and Bram Watkins.

5.   See employment agreements proposed for Jeanette Tully and Larry Safir.

                                 SCHEDULE 2.10

                      COMPLIANCE WITH LEGAL REQUIREMENTS

Entravision is in compliance with all legal requirements.

                                 SCHEDULE 2.12

                              MATERIAL CONTRACTS

None.

                                 SCHEDULE 2.13

                         ENVIRONMENTAL LAW COMPLIANCE

None.

                                 SCHEDULE 2.14

                             INTELLECTUAL PROPERTY

Certain subsidiaries of Entravision have been granted the exclusive right to use the call signs listed on this Schedule 2.14 to identify stations under allocations granted by the FCC. Certain common law trademark rights to the call sign letter combinations have subsequently arisen from the use of such call signs in commerce.

1.   Call Sign:     KBNT-LP
     Frequency:     Channel 19
     Location:      San Diego, California

2.   Call Sign:     KCEC-TV
     Frequency:     Channel 50
     Location:      Denver, Colorado

3.   Call Sign:     KGHB-LP
     Frequency:     Channel 27
     Location:      Colorado Springs and Pueblo, Colorado

4.   Call Sign:     K43DK
     Frequency:     Channel 43
     Location:      Denver, Colorado

5.   Call Sign:     KSMS-TV
     Frequency:     Channel 67
     Location:      Monterey, California

6.   Call Sign:     KVER-LP
     Frequency:     Channel 4
     Location:      Indio, California

7.   Call Sign:     KLOB(FM)
     Frequency:     94.7 MHz
     Location:      Thousand Palms, California

8.   Call Sign:     K05JY
     Frequency:     Channel 5
     Location:      Indio, California

9.   Call Sign:     K28ET
     Frequency:     Channel 28
     Location:      Palm Springs, California

10.  Call Sign:     KINC (TV)
     Frequency:     Channel 15
     Location:      Las Vegas, Nevada

11.  Call Sign:     KNVO (TV)
     Frequency:     Channel 48
     Location:      McAllen, Texas

12.  Call Sign:     KINT-TV
     Frequency:     Channel 26
     Location:      El Paso, Texas

13.  Call Sign:     KSVE (AM)
     Frequency:     1650 KHz
     Location:      El Paso, Texas

14.  Call Sign:     KINT-FM
     Frequency:     93.9 MHz
     Location:      El Paso, Texas

15.  Call Sign:     KLDO (TV)
     Frequency:     Channel 27
     Location:      Laredo, Texas

16.  Call Sign:     K03EM (temporary call sign K43FN, Fort Collins, Colorado)
     Frequency:     Channel 3
     Location:      Glen Haven, Colorado

17.  Call Sign:     KORO (TV)
     Frequency:     Channel 28
     Location:      Corpus Christi, Texas

18.  Call Sign:     KVYE (TV)
     Frequency:     Channel 7
     Location:      El Centro, California

19.  Call Sign:     WMDO-LP
     Frequency:     Channel 48
     Location:      Washington, D.C.

20.  Call Sign:     WVEN-LP
     Frequency:     Channel 63
     Location:      Orlando, Florida

21.  Call Sign:     WVEA-LP
     Frequency:     Channel 61
     Location:      Tampa, Florida

22.  Call Sign:     KLUZ-TV
     Frequency:     Channel 26
     Location:      Albuquerque, New Mexico

23.  Call Sign:     KUPB-TV
     Frequency:     Channel 18
     Location:      Midland, Texas

                                 SCHEDULE 2.15

                      RELATIONSHIPS WITH RELATED PERSONS

See S-1 Registration Statement and, in particular, the section entitled "Certain Relationships and Related Transactions."

                                  EXHIBIT "A"

                              EXCHANGE AGREEMENT
                              ------------------

                              EXCHANGE AGREEMENT
                              ------------------

     This Exchange Agreement (the "Agreement") is dated as of April 19, 2000 by and among Entravision Communications Corporation, a Delaware corporation (the "Corporation"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), each of the individual, trust and/or other entity members of the Company listed on Schedule "A" attached hereto and
                                        ------------
incorporated herein by this reference (each, an "Exchanging Member" and collectively, the "Exchanging Members"), each of the stockholders of the Member Companies (as defined below) of the Company listed on Schedule "A" attached
                                                      ------------
hereto (each, an "Exchanging Stockholder" and collectively, the "Exchanging Stockholders") and Univision Communications Inc., a Delaware corporation ("Univision"). The Exchanging Members, the Exchanging Stockholders and Univision are individually referred to herein as an "Exchanging Party" and collectively as the "Exchanging Parties."

     WHEREAS, the Company is a duly formed Delaware limited liability company engaged in the ownership and operation of television and radio stations.

     WHEREAS, each of the Exchanging Members is an individual, trust and/or other entity that owns a direct membership interest in the Company as set forth on Schedule "A" attached hereto.
   ------------

     WHEREAS, each of Cabrillo Broadcasting Corporation, a California corporation ("Cabrillo"), Golden Hills Broadcasting Corporation, a Delaware corporation ("Golden Hills"), KSMS-TV, Inc., a Delaware corporation ("KSMS"), Las Tres Palmas Corporation, a Delaware corporation ("Las Tres"), Tierra Alta Broadcasting, Inc., a Delaware corporation ("Tierra Alta"), Valley Channel 48, Inc., a Texas corporation ("Valley"), and Telecorpus, Inc., a Texas corporation ("Telecorpus"), (collectively, the "Member Companies"), is a corporation that owns a direct membership interest in the Company as set forth on Schedule "A"
                                                                 ------------
attached hereto.

     WHEREAS, each of the Exchanging Stockholders is an individual, trust and/or other entity that owns an indirect membership interest in the Company by virtue of his, her or its respective stockholdings in the Member Companies as set forth on Schedule "A" attached hereto.
   ------------

     WHEREAS, the Exchanging Members together with the Member Companies own all of the outstanding membership interests in the Company.

     WHEREAS, Univision is the holder of that certain First Amended and Restated Non-Negotiable Subordinated Note (the "Note") dated March 2, 2000 from the Company in the principal amount of $120,000,000, and the Company, certain of the Member Companies, the Managing Members of the Company and Univision are parties to that certain Second Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement (as amended, the "Option Agreement") dated as of March 2, 2000, pursuant to which Univision holds an option to acquire a 40.0% equity interest in the Company for a total exercise price of $120,000,000.

     WHEREAS, the Corporation is a duly incorporated Delaware corporation formed by the Company for the purpose of effecting the Roll-Up (as defined below) contemplated by this Agreement.

     WHEREAS, in accordance with Section 26(i) of the First Amended and Restated Operating Agreement of the Company, as amended (the "Operating Agreement"), (i) each of the Exchanging Members is obligated to transfer to the Corporation his or its respective membership interests in the Company in exchange for newly-issued shares of Class A Common Stock or Class B Common Stock as provided for herein, (ii) each of the Exchanging Stockholders is obligated to transfer his, her or its respective stockholdings in the Member Companies to the Corporation in exchange for newly-issued shares of Class A Common Stock or Class B Common Stock and (iii) Univision desires to contribute to the Corporation its entire interest in and to the Note and the Option Agreement in exchange for newly-issued shares of Class C Common Stock, all pursuant to the terms and conditions of this Agreement (with such transactions collectively referred to herein as the "Roll-Up"). The Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to collectively herein as the "Common Stock."

     WHEREAS, the Exchanging Members and the Member Companies executed that certain Sixth Amendment to the Operating Agreement effective as of March 31, 2000 (the "Sixth Amendment").

     WHEREAS, the Corporation contemplates filing a Registration Statement with the Securities and Exchange Commission (the "Registration Statement") pursuant to which it intends to consummate the initial underwritten public offering of its Class A Common Stock (the "IPO") concurrently with the closing of the Roll-Up.

     WHEREAS, the Corporation and the Company have entered into that certain Acquisition Agreement and Plan of Merger (the "Merger Agreement") by and among the Corporation, the Company, ZSPN Acquisition Corporation, a wholly-owned subsidiary of the Corporation ("Acquisition Co."), on one hand, and Z-Spanish Media Corporation ("ZSPN") and its stockholders, on the other hand, pursuant to which the Corporation will acquire ZSPN pursuant to a merger of Acquisition Co. with and into ZSPN (the "Merger").

     WHEREAS, pursuant to Section 3.2 of the Merger Agreement, if the closing of the Merger has not taken place by the Interim Closing Deadline (as defined in the Merger Agreement) ZSPN, in certain instances, may elect to waive the IPO as a condition to the closing of the Merger and to require the Corporation to proceed with the closing of the Merger and the Roll-Up (with such closing referred to herein as the "Interim Closing").

     WHEREAS, counsel for the Corporation and the Company has previously filed certain applications with the Federal Communications Commission (the "FCC") requesting its written consent (the "FCC Consent") to the assignment of the beneficial ownership of the FCC licenses held by Entravision Holdings, LLC, a California limited liability company and a subsidiary of the

Company and its Managing Members, to the Corporation in accordance with the Roll-Up contemplated by this Agreement.

     WHEREAS, all the parties hereto intend for the Roll-Up as set forth in this Agreement to be tax-free to all parties pursuant to Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     WHEREAS, concurrently with the execution of this Agreement, the Company is consummating a financing pursuant to that certain Note Purchase Agreement of even date herewith between TSG Capital Fund III, L.P. ("TSG") and the Company involving the issuance of a Convertible Subordinated Promissory Note in the principal amount of $90,000,000 (the "TSG Note") by the Company in favor of TSG (the "TSG Financing").

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
                              EXCHANGE AND CLOSING

     1.1. Exchange.
          --------

          (a) Subject only to the terms and conditions of this Agreement, each Exchanging Member shall as of the Closing assign, transfer and convey to the Corporation all right, title and interest in and to the entire direct membership interest in the Company held by such Exchanging Member, all as set forth opposite each such Exchanging Member's name on Schedule "A" attached hereto,
                                               ------------
(ii) each Exchanging Stockholder shall as of the Closing assign, transfer and convey to the Corporation all right, title and interest in and to the entire indirect membership interest in the Company held by such Exchanging Stockholder by virtue of his, her or its stockholdings in each of the Member Companies, all as set forth opposite each such Exchanging Stockholder's name on Schedule "A"
                                                                 ------------
attached hereto and (iii) Univision shall as of the Closing assign, transfer and convey to the Corporation all right, title and interest in and to the entire interest of Univision in the Note and the Option Agreement.

          (b) The Corporation shall as of the Closing accept the assignment and transfer by (i) each Exchanging Member of his or its entire direct membership interest in the Company and hereby assumes and agrees to perform and be bound by any and all of the conditions, covenants and obligations of such Exchanging Member pursuant to the Operating Agreement, (ii) each Exchanging Stockholder of his, her or its respective stockholdings in each of the Member Companies and hereby assumes and agrees to perform and be bound by any and all of the conditions, covenants and obligations of such Exchanging Stockholder pursuant to the organizational documents of each respective Member Company and (iii) Univision of its entire interest in and to the Note and the Option Agreement and hereby assumes and agrees to perform and be bound by any and all of the conditions, covenants and obligations of Univision pursuant to the Note and the Option Agreement.

          (c) At the Closing, each Exchanging Party shall receive, in consideration for the Roll-Up, that number of shares of that class of Common Stock set forth on Schedule "B" attached hereto and incorporated herein by this
                   ------------
reference computed by multiplying the fully-diluted as-converted Units held by each such Exchanging Party times thirty-four (34) (the "Exchange Number"). The rights, privileges, preferences and restrictions of the Common Stock shall be as set forth in the First Restated Certificate of Incorporation of the Corporation, substantially in the form attached hereto as Exhibit "A" and incorporated herein
                                             -----------
by this reference, which shall be filed with the Delaware Secretary of State by counsel to the Corporation and the Company prior to the Closing.

          (d) Each Exchanging Party acknowledges and agrees that the number of shares of Common Stock to be received by such Exchanging Party in the Roll-Up represent the amount due and owing each such Exchanging Party on a liquidation of the Company and a distribution of proceeds after allocations of Net Income and Net Loss as provided for in the Sixth Amendment.

          (e) Each Exchanging Member or Exchanging Stockholder further acknowledges and agrees that the number of shares of the Common Stock received by such Exchanging Party in the Roll-Up contemplated by this Agreement is good and valuable consideration for the interests being exchanged hereunder, and is an accurate reflection of the fair market value of such interests as of the date hereof.

     1.2. Termination of Rights.  From and after the Closing:
          ---------------------

          (a) the entire capital account and share of profits and losses of each Exchanging Member in the Company shall be deemed to be the capital account and share of profits and losses of the Corporation, such Exchanging Member shall have no further interest or rights of any kind in or with respect to his or its membership interest in the Company or under the Operating Agreement and such Exchanging Member shall be released from all further obligations under the Operating Agreement;

          (b) all of the rights and obligations of Univision under the Note and the Option Agreement shall be deemed to be rights and obligations of the Corporation, Univision shall have no further interest or rights of any kind in or with respect to the Note or the Option Agreement and Univision shall be released from all further obligations under the Note and the Operating Agreement; and

          (c) 1,000 shares of Common Stock of the Corporation held by the Company shall be deemed canceled for all purposes and the Company shall promptly submit the applicable share certificate to the Corporation for cancellation.

     1.3. Consent of Executive Committee.  By their respective execution hereof
          ------------------------------
in any capacity, the Company and each member of the Executive Committee acknowledges that the Executive Committee of the Company (i) has approved the form of this Agreement, (ii) acknowledges receipt of a duly executed copy of this Agreement and (iii) in accordance with the provisions of the LLC Agreement, consents to the assignment and transfer of the membership interests of the Exchanging Members to the Corporation and to the admission of the Corporation as a new member of the Company.

     1.4. Consent of Exchanging Parties.  By its execution hereof, each
          -----------------------------
Exchanging Party (i) approves the form of this Agreement, (ii) acknowledges that it has received and reviewed in full the Registration Statement, (iii) approves and consents to the consummation of the Roll-Up, the IPO, the Merger and the TSG Financing in accordance with the documentation made available to each Exchanging Party (with such changes as the management of the Company and the Corporation may determine in its reasonable discretion), and (iv) waives any right of consent or approval, any preemptive right, right of first refusal or anti-dilution protection, or any other restriction by or privilege in favor of such Exchanging Party of any kind to prevent, restrict, delay, adversely effect or hinder the consummation of the Roll-Up, the IPO, the Merger and/or the Note Financing. Each Exchanging Party agrees to promptly execute all documents requested by the Company or Corporation reflecting the terms of this Section 1.4.

     1.5. Closing.  The closing of the Roll-Up and the other transactions
          -------
contemplated by this Agreement (the "Closing") will take place at the offices of Zevnik Horton Guibord McGovern Palmer & Fognani, L.L.P. in Los Angeles, California at 10:00 a.m. (Pacific time) upon the earlier to occur of: (i) the execution of the underwriting agreement by the Corporation in connection with the IPO, (ii) the consummation of the Interim Closing as defined in the Merger Agreement or (iii) ten (10) days after written notice from the Corporation to the Exchanging Parties, provided, that the FCC Consent has become a Final Order (as defined below), which requirement may be waived by the Corporation in its discretion at any time after initial issuance of the FCC Consent, or on such other date as the parties may mutually agree, or at such other time and place as the parties may mutually agree. For purposes of this Agreement, "Final Order" shall mean an order, action or decision of the FCC that has not been reversed, stayed, enjoined, annulled or suspended and as to which (i) no timely request for stay, appeal, petition for reconsideration, application for review or reconsideration by the FCC on its own motion is pending and (ii) the time for filing any such request, appeal, petition or application or for reconsideration by the FCC on its own motion, has expired.

     1.6. Closing Obligations of Corporation.  At the Closing, the Corporation
          ----------------------------------
will deliver or cause to be delivered to each Exchanging Party:

          (a) a duly executed stock certificate representing the number of shares of the Common Stock set forth opposite each Exchanging Party's name on Schedule "B" attached hereto (subject to the obligation of each Exchanging Party
------------
pursuant to Section 2.4(b) below);

          (b) the closing certificate required by Section 5.2(c) below;

          (c) a certificate of the Secretary of the Corporation attesting to (i) the incumbency of the officers executing the Agreement and the other agreements and certificates delivered by the Corporation at the Closing and (ii) the authenticity of the Certificate of Incorporation and Bylaws of the Corporation;

          (d) written resolutions of the Board of Directors of the Corporation authorizing the execution, delivery and performance of this Agreement, certified by the Secretary of the Corporation;

          (e) a certificate of good standing for the Corporation issued by the Delaware Secretary of State not more than ten (10) days prior to the date of the Closing; and

          (f) such other documents as may be reasonably requested by the Exchanging Parties as necessary to consummate the transactions contemplated by this Agreement.

     1.7. Closing Obligations of Exchanging Parties.  At the Closing, each of
          -----------------------------------------
the Exchanging Parties will deliver or cause to be delivered to the Corporation:

          (a) to the extent applicable to each Exchanging Party, signature pages to the documents referred to in Section 2.3 and Section 2.4 below;

          (b) the closing certificate required by Section 5.1(c) below;

          (c) in the case of Univision, a certificate of the Secretary of Univision attesting to the incumbency of the officers executing the Agreement and the other agreements and certificates delivered by Univision at the Closing;

          (d) in the case of Univision, written resolutions or minutes of the Board of Directors of Univision authorizing the execution, delivery and performance of this Agreement, certified by the Secretary of Univision; and

          (e) such other documents as may be reasonably requested by counsel for the Corporation and the Company as necessary to consummate the transactions contemplated hereby.

                                   ARTICLE 2.
                     ADDITIONAL INFORMATION AND AGREEMENTS

     2.1. Corporation.  Each Exchanging Party understands and acknowledges that
          -----------
the Corporation is a Delaware corporation organized to be the direct or indirect owner of all of the equity interests in the Company.

     2.2. Amendment to Operating Agreement.  Each Exchanging Party acknowledges
          --------------------------------
and agrees that, effective as of the Closing, this Agreement shall constitute an amendment of those provisions of the Operating Agreement which are inconsistent with the provisions of this Agreement. Each Exchanging Party consents to and approves such amendment, subject to its effectiveness. The provisions of the Operating Agreement as in effect on the date hereof will continue to apply to each Exchanging Party until the Closing.

     2.3. First Amended and Restated Bylaws.  The First Amended and Restated
          ---------------------------------
Bylaws of the Corporation at Closing shall be substantially in the form attached hereto as Exhibit "B" and incorporated herein by this reference.
          -----------

     2.4. Stockholders' Agreement.  Solely in the event the Roll-Up is triggered
          -----------------------
by the occurrence of the Interim Closing or at the Corporation's option not in connection with the IPO, at the Closing, each Exchanging Party shall execute and deliver to the Corporation a counterpart signature page to a Stockholders' Agreement, in form and substance to be determined in good faith and reasonably acceptable to the parties hereto and consistent with the covenants, limitations and restrictions contained in the Operating Agreement, pursuant to which such Exchanging Party will be subject to customary certain transfer restrictions and a right of first refusal on the Common Stock, and each Exchanging Party agrees to be bound by and subject to any and all restrictions set forth therein. Such Stockholders' Agreement shall terminate as of the IPO.

     2.5. Tax Distributions.  Notwithstanding anything to the contrary herein,
          -----------------
the Company shall continue making distributions after the Closing to the Exchanging Members and Member Companies in accordance with Section 12(a) of the Operating Agreement with respect to any tax liability incurred by such persons by reason of membership in the Company through and including the Closing.

     2.6. Senior Lender Matters.
          ---------------------

          (a) Solely in the event the Roll-Up is triggered by the occurrence of the Interim Closing or at the Corporation's option not in connection with the IPO, each Exchanging Party acknowledges and agrees that all of the equity interests in the Company and the Member Companies held by the Exchanging Parties have been pledged to Union Bank of California, N.A. ("Union Bank") in accordance with the terms of that certain Amended and Restated Credit Agreement (as amended, the "Credit Agreement") dated November 10, 1998 by and among the Company, the Member Companies, Union Bank and certain lenders, and each Exchanging Party hereby agrees to execute any documents and take such acts as are reasonably necessary to cause Union Bank to release to the Corporation all indicia of ownership in the Company and the Member Companies, including, without limitation, all original stock certificates and pledges. Each Exchanging Stockholder hereby further agrees, if necessary, to execute a new stock power for the shares in the Member Companies held by such Exchanging Stockholder, endorsed in blank, in favor of the Corporation.

          (b) Each Exchanging Party other than Univision acknowledges and agrees that all shares of the Common Stock issued to such Exchanging Party in accordance with this Agreement are subject to the terms of the Credit Agreement, and that such shares must be pledged to Union Bank concurrently with the Closing. In connection therewith, each Exchanging Party agrees to execute any document and to take any act reasonably required by Union Bank at or following the Closing in order to perfect the pledge of such shares in favor of Union Bank.

     2.7. Release.  Each Exchanging Party other than Univision hereby
          -------
irrevocably releases the Corporation, the Company and each and every affiliate, stockholder, subsidiary, partner, officer, member, director and employee of the Corporation and the Company in their capacities as such, and each other Exchanging Party (each, a "Releasee") from any claims, liabilities, costs, expenses, actions, suits or demands however arising, whether at law or in equity, contingent, known or unknown, which such Exchanging Party may have or assert, in respect of any equity or membership interest in the Company or arising out of any membership in the Company that such Releasor or such Releasor's heirs, successors or assigns had with any such Releasee on or prior to the Closing; provided that this release shall not extend to (i) indebtedness owing to such Exchanging Party by any Releasee, (ii) representations or warranties made, or agreements entered into by, a Releasee in connection with this Agreement and (iii) any conduct that resulted from a Releasee's bad faith, fraud or criminal act or omission.

     2.8. Waiver.  Each of the Company and the Exchanging Parties acknowledges
          ------
and agrees that the provisions of Section 24 of the Operating Agreement shall not apply to TSG upon conversion of the TSG Note into Class A Units of the Company.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES
                       OF THE CORPORATION AND THE COMPANY

     The Corporation and the Company (where applicable) hereby make the following representations and warranties to each Exchanging Party, each of which is deemed to be a separate representation and warranty by the Corporation and the Company (where applicable), and this Agreement is made in reliance on same:

     3.1. Organization, Good Standing, Corporate Power and Qualification.  The
          --------------------------------------------------------------
Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     3.2. Authority; Enforceability.  All corporate action on the part of the
          -------------------------
Corporation, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Corporation hereunder and the authorization, issuance and delivery of the shares of the Common Stock being issued to the Exchanging Parties hereunder has been or will be taken prior to the Closing, and each of this Agreement and the other documents contemplated hereby has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

     3.3. No Conflicts.  Subject to compliance with the federal and state
          ------------
securities laws, the execution, delivery and performance of this Agreement and the other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, will not (i) result in a material violation or breach of any term or provision of the Certificate of Incorporation or Bylaws of the Corporation or the Certificate of Formation or Operation Agreement of the Company, or of any material statute, rule or regulation applicable to the Corporation or the Company, or (ii) conflict with in a material fashion, contravene in a material fashion, result in a material violation or breach of or default under (with or without the giving of notice or the lapse of time or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any material lien upon any of the property or assets of the Corporation or the Company under any material contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement to which the Corporation or the Company is a party or by which any of its material property or material assets may be bound.

     3.4. Consents and Approvals.  Except for the FCC Consent, the consent of
          ----------------------
the senior lenders of the Company in accordance with the terms of the Credit Agreement and the filings under applicable federal and state securities laws which filings are required to be made by the Corporation after the Roll-Up contemplated hereunder, no material consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority or any other third party on the part of the Corporation is required in connection with the consummation of the transactions contemplated by this Agreement.

     3.5. Capitalization.  The authorized capital of the Corporation shall as of
          --------------
the Roll-Up consist of two classes of stock designated "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 415,000,000 shares, $0.0001 par value per share, as follows: (i) 415,000,000 shares of Common Stock, $0.0001 par value per share, consisting of 305,000,000 shares of Class A Common Stock, $0.0001 par value per share, 60,000,000 shares of Class B Common Stock, par value $0.0001 per share, 50,000,000 shares of Class C Common Stock, $0.0001 par value per share, and (ii) 50,000,000 shares shall be Preferred Stock, $0.0001 par value per share. There are 1,000 shares of Common Stock issued and outstanding as of the date hereof. No shares of Preferred Stock are issued and outstanding on the date hereof. The capitalization of the Corporation immediately after the Roll-Up shall be as set forth in Schedule "B". The rights, preferences, privileges and restrictions of
         ------------
the Common Stock are as stated in the Certificate of Incorporation of the Corporation. Except as contemplated by this Agreement or the Merger Agreement, no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or otherwise acquire from the Corporation any equity securities of the Corporation is authorized or outstanding, and there is no commitment by the Corporation to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset.

     3.6.  Issuance of Common Stock.  The shares of the Common Stock that are
           ------------------------
being acquired by the Exchanging Parties hereunder, when issued in accordance with the terms of this Agreement and for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable.

     3.7.  Litigation.  There is no material action, suit, claim, proceeding or
           ----------
investigation pending against the Corporation or the Company at law or equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, arbitration proceeding relating to the Corporation or the Company pending under collective bargaining agreements or otherwise, or governmental inquiry pending or, to the knowledge of the Corporation or the Company, threatened against the Corporation or the Company (including, without limitation, any inquiry as to the qualification of the Corporation or the Company to hold or receive any license or permit), which questions the validity of this Agreement or the right of the Corporation or the Company to enter into it, or to consummate the transactions contemplated hereby, nor is either the Corporation or the Company aware that there is any basis for the foregoing. Neither the Corporation or the Company is a party or subject to the provisions of any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Corporation or the Company currently pending.

     3.8.  Compliance with Law.  Neither the Corporation nor the Company is in
           -------------------
material violation or default of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of material federal or state statute, rule or regulation applicable to the Corporation or the Company.

     3.9.  Disclosure.  The Corporation has fully provided each Exchanging Party
           ----------
with all the information which he, she or it has requested for deciding whether to participate in the Roll-Up hereunder and all information which the Corporation believes is reasonably necessary to enable such Exchanging Party to make such decision including, without limitation, its draft Form S-1 Registration Statement (the "Registration Statement"). Neither this Agreement, the Registration Statement nor any other statements or certificates made or delivered in connection herewith contains any material untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not materially misleading.

     3.10. Brokers and Finders.  Neither the Corporation nor any or its
           -------------------
officers, directors, employees or agents or any affiliate thereof have employed any broker or finder, or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transaction contemplated hereby.

     3.11. Representations Expire at Closing.  The Company hereby acknowledges
           ---------------------------------
and agrees that all representations and warranties contained in this Article 3 shall be true and correct in all material respects as of the Closing, except to the extent any inaccuracy would not have a material adverse effects on the assets, liabilities or properties of the Corporation, the Company and all of their respective subsidiaries taken as a whole, and that the representations and warranties of the Company shall expire as of the Closing and shall not survive the Closing.

                                   ARTICLE 4.
                         REPRESENTATIONS AND WARRANTIES
                             OF EXCHANGING PARTIES

     Each of the Exchanging Parties, severally and only with respect to himself, herself or itself, hereby makes the following representations and warranties to the Corporation, each of which is deemed to be a separate representation and warranty by such parties, and this Agreement is made in reliance on same:

     4.1.  Authority; Enforceability.  Such Exchanging Party has the right,
           -------------------------
authority and legal capacity to enter into, execute and deliver this Agreement and the other documents contemplated hereby and perform his, her or its obligations hereunder and thereunder, and each of this Agreement and the other documents contemplated hereby has been duly executed and delivered by such Exchanging Party and constitutes a legal, valid and binding obligation of such Exchanging Party enforceable against such Exchanging Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

     4.2.  No Conflicts.  Subject to compliance with the federal and state
           ------------
securities laws, the execution, delivery and performance of this Agreement and the other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, will not conflict with, contravene, result in a material violation or breach of or material default under (with or without the giving of notice or the lapse of time or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any material lien (or any obligation to create any material lien) upon any of the property or assets of such Exchanging Party under any contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement to which such Exchanging Party is a party or by which any of his, her or its property or assets may be bound.

     4.3.  Consents and Approvals.  No consent, approval, order or authorization
           ----------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority or any other third party on the part of such Exchanging Party is required in connection with the consummation of the transactions contemplated by this Agreement.

     4.4. Title.
          -----

          (a) Each Exchanging Member owns, beneficially and of record, his or its membership interest in the Company set forth opposite his or its name on Schedule "A" attached hereto, this is the only membership interest in the
------------
Company owned by such Exchanging Member and this membership interest is held by such Exchanging Member free and clear of any claim, lien, pledge, deed of trust, option, charge, security interest, hypothecation, encumbrance, right of first offer, voting trust, proxy, right of third parties or other restriction or limitation of any nature whatsoever (each, a "Lien" and collectively, "Liens") other than in the Credit Agreement. At the Closing, the Corporation will acquire good and valid title to such membership interest, free and clear of any Liens other than any Lien created under the Credit Agreement.

          (b) Each Exchanging Stockholder owns, beneficially and of record, his, her or its stockholdings in each of the Member Companies set forth opposite his, her or its name on Schedule "A" attached hereto, these are the only shares in
                   ------------
the Member Companies owned by such Exchanging Stockholder and these shares is membership interest is held by such Exchanging Member free and clear of any Liens. At the Closing, the Corporation will acquire good and valid title to such shares, free and clear of any Liens other than any Lien created under the Credit Agreement.

          (c) Univision's rights under the Note and the Option Agreement are the only rights to equity ownership in the Company owned by Univision and such rights are held by Univision free and clear of any Liens other than any Lien created under the Credit Agreement.

     4.5. Accredited Investor.  Such Exchanging Party is an "accredited
          -------------------
investor," as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

     4.6. Restricted Securities.  Such Exchanging Party understands that the
          ---------------------
shares of the Common Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances.
In this connection, such Exchanging Party represents that he, she or it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     4.7. Investment Purpose.  Such Exchanging Party is acquiring the Common
          ------------------
Stock under this Agreement for his, her or its own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof other than in compliance with the Securities Act and other applicable securities laws. Such Exchanging Party acknowledges that he, she or it must bear the economic risk of an investment in the Common Stock for an indefinite period of time because, among other reasons, the shares of the Common Stock received by such Exchanging Party have not been registered under the Securities Act and, therefore, such securities cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Exchanging Party also acknowledges that transfers of the shares of the Common Stock received are further restricted by applicable federal and state securities laws.

     4.8.   Access to Information.  Such Exchanging Party understands the risks
            ---------------------
of, and other considerations relating to his, her or its acquisition and ownership of the Common Stock received. Such Exchanging Party has been provided an opportunity to ask questions of, and has received answers satisfactory to him, her or it from, the Corporation, the Company and their representatives regarding the Common Stock received, has received the Registration Statement in its entirety and has obtained any and all additional information from the Corporation and its representatives that such Exchanging Party deems necessary regarding the Common Stock received.

     4.9.   Evaluation of and Ability to Bear Risks.  Such Exchanging Party has
            ---------------------------------------
such knowledge and experience in financial affairs that he, she or it is capable of evaluating the merits and risks of, and other considerations relating to, the ownership of the Common Stock received, and has not relied in connection with his, her or its acquisition of the Common Stock received upon any representations, warranties or agreements other than those set forth in this Agreement. Such Exchanging Party's financial situation is such that he, she or it can afford to bear the economic risk of holding the Common Stock for an indefinite period of time, and such Exchanging Party can afford to suffer the complete loss of his, her or its investment in such securities.

     4.10.  No Dispositions.  Except as set forth in the Registration Statement,
            ---------------
such Exchanging Party does not currently have, and at the Closing will not have, any plan, agreement, commitment, intention or arrangement, whether written or oral, to dispose of any of the shares of the Common Stock to be received by such Exchanging Party. For purposes of this representation, a "disposition" shall include any direct or indirect offer, offer to sell, sale, contract of sale or grant of any option to purchase, gift, transfer, pledge or other disposition, including any disposition of the economic or other risks of ownership through hedging transactions or derivatives and any other transaction that would constitute a "constructive sale" within the meaning of Section 1259 of the Code, including, without limitation, a short-sale, forward sale, equity swap or other derivative contract with respect to the Common Stock or substantially identical property, or other transaction having substantially the same effect as the foregoing.

     4.11.  Further Limitations on Disposition.  Without in any way limiting the
            ----------------------------------
representations set forth above, such Exchanging Party further agrees not to make any disposition of all or any portion of the Common Stock unless and until: (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) such Exchanging Party shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Corporation, such Exchanging Party shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     4.12.  Legends.  Such Exchanging Party understands and acknowledges that
            -------
the certificates evidencing shares of the Common Stock shall bear the following legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

     4.13.  Brokers and Finders.  Neither such Exchanging Party nor any of his,
            -------------------
her or its officers, directors, employees or agents or any affiliate thereof have employed any broker or finder, or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transaction contemplated hereby.

     4.14.  Representations Survive Closing.  Each party hereby acknowledges and
            -------------------------------
agrees that all representations and warranties contained in this Article 4 shall be true and correct in all respects as of the Closing and shall survive the Closing.

                                  ARTICLE 5.
                        CONDITIONS PRECEDENT TO CLOSING

     5.1.   Conditions Precedent to Obligation of Corporation to Close.  The
            ----------------------------------------------------------
obligation of the Corporation to effect the transactions contemplated by this Agreement and to take the other actions required to be taken by the Corporation at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Corporation, in whole or in part, where permissible):

            (a)  Accuracy of Representations and Warranties.  All of the
                 ------------------------------------------
representations and warranties of the Exchanging Parties in this Agreement, considered collectively, must be accurate in all material respects when made, and as of the date of the Closing as if made on the date of the Closing, except where any inaccuracy would not have a material adverse effect on the assets, liabilities and properties of the Corporation, the Company and their respective subsidiaries taken as a whole.

          (b) Performance.  All of the covenants and obligations that the
              -----------
Exchanging Parties are required to perform or to comply with pursuant to this Agreement at or prior to the Closing, considered collectively, and each of these covenants and obligations, considered individually, must have been duly performed and complied with in all respects, including, without limitation, the obligations of the Exchanging Parties pursuant to Section 1.6 above.

          (c) Consents.  The FCC Consent shall have become a Final Order, and
              --------
all other consents, approvals, authorizations, exemptions and waivers that shall be required in order to enable the Corporation to consummate the transactions contemplated by this Agreement shall have been obtained, including, without limitation, the consent of the senior lenders of the Company in accordance with the terms of the Credit Agreement.

          (d) No Proceedings.  Since the date of this Agreement, there must not
              --------------
have been commenced or threatened against any of the Exchanging Parties any proceeding involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement or that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by this Agreement.

     5.2. Conditions Precedent to Obligation of Exchanging Parties to Close.
          -----------------------------------------------------------------
The obligation of the Exchanging Parties to effect the transactions contemplated by this Agreement and to take the other actions required to be taken by the Exchanging Parties at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Exchanging Parties, in whole or in part, where permissible):

          (a) Performance.  All of the covenants and obligations that the
              -----------
Corporation are required to perform or to comply with pursuant to this Agreement at or prior to the Closing, considered collectively, and each of these covenants and obligations, considered individually, must have been performed and complied with in all respects, including, without limitation, the obligations of the Corporation pursuant to Section 1.5 above.

          (b) No Proceedings.  Since the date of this Agreement, there must not
              --------------
have been commenced or threatened against the Corporation or the Company any proceeding involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement or that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated by this Agreement.

                                  ARTICLE 6.
                                  TERMINATION

     6.1. Termination Events.  This Agreement may, by written notice given prior
          ------------------
to or at
the Closing, only be terminated:

          (a) by any party (i) if the FCC dismisses or denies the application for the FCC Consent and such order is a Final Order or (ii) if there shall be any final decree or order that would prevent or make unlawful the Closing; or

          (b) by the Corporation solely in the event the Merger Agreement has been terminated in accordance with its terms.

     6.2. Rights of Parties Upon Termination.  If this Agreement is terminated
          ----------------------------------
as provided in Section 6.1 above, the transactions contemplated by this Agreement shall be abandoned without further action, rights or obligations by the parties hereto to one another, and all filings, applications and other submissions made hereunder shall, to the extent practicable, be withdrawn from the persons to which they were made.

     6.3. Power of Attorney.  The Exchanging Parties do hereby constitute and
          -----------------
appoint Walter F. Ulloa as their true and lawful attorney-in-fact and agent to act for them in their names, place and stead, and for his use and benefit in any and all capacities, for the limited purpose of executing any and all documentation to be executed by the Exchanging Parties in connection with the Roll-Up and the other transactions contemplated by this Agreement. The Exchanging Parties do further acknowledge and agree that the signature of Walter
F. Ulloa alone on any document to be executed by any of the Exchanging Parties in connection with the transactions contemplated by this Agreement shall be effective to bind each of the Exchanging Parties and the Exchanging Parties hereby ratify and confirm the binding authority of the signature of Walter F. Ulloa on any such document.

                                   ARTICLE 7.
                               GENERAL PROVISIONS

     7.1. Tax Matters.  The parties hereto intend the Roll-Up to qualify under
          -----------
Section 351(a) of the Code and will use all reasonable efforts to cause the Roll-Up to so qualify. Each party hereto will not take, and will cause such party's affiliates and representatives not to take, any actions or positions which may be expected to cause the Roll-Up not to so qualify. Each of the exchanging parties agrees to take all actions and execute all documents deemed reasonably necessary to effectuate such qualification, including, without limitation, acquisition of the Member Companies via merger.

     7.2. Entire Agreement.  This Agreement, the exhibits and schedules hereto
          ----------------
and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and full understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such other documents supersede all prior negotiations, agreements and understandings, both written and oral, among the parties with respect to such subject matter.

     7.3. Incorporation by Reference.  The recitals set forth above, and all
          --------------------------
exhibits and schedules attached hereto, are hereby incorporated by reference into this Agreement.

     7.4. Headings.  The headings of the articles and sections of this Agreement
          --------
are inserted as a matter of convenience and for reference purposes only, are of no binding effect, and in no respect define, limit, extend or interpret the scope of this Agreement or the intent of any section, and are not to be considered in construing or interpreting this Agreement.

     7.5. Gender; Statutory References.  All pronouns and any variations thereof
          ----------------------------
shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons or the context may require.
Any reference to the Securities Act or other statutes or laws will include all amendments, modifications or replacements thereto.

     7.6. Amendments.  Subject to applicable law, this Agreement and any exhibit
          ----------
or schedule attached hereto may only be amended by the parties hereto pursuant to an amendment in writing executed by the Corporation and members of the Company holding a majority of the voting power therein.

     7.7. Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, legatees, legal representatives, executors and administrators of all the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall be construed to confer upon or give to any person, entity or other party (other than the parties hereto or their respective successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     7.8. Severability.  Each term, covenant, condition and provision of this
          ------------
Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provision shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under applicable law, such term, covenant, condition or provision shall be excluded from this Agreement and the remaining terms, covenants, conditions and provisions shall continue in full force and effect to the maximum extent permitted by applicable law as if such term, covenant, condition or provision were excluded.

     7.9. Counterparts; Facsimile.  This Agreement may be executed in any number
          -----------------------
of counterparts, each of which shall be an original and shall not need to contain the signature of more than one party, but all of which together when fully-executed and delivered by the parties hereto shall constitute one and the same instrument, binding on all of the parties. To the maximum extent permitted by applicable law or any applicable governmental authority, each counterpart signature page delivered to the Corporation via facsimile shall be deemed to be an original and may be relied on by the parties hereto as such.

     7.10.  Necessary Acts.  Each party to this Agreement agrees to perform any
            --------------
further acts, and to execute and deliver any further documents, that may be reasonably necessary to give effect to the provisions of this Agreement and the transactions contemplated herein, whether before or after the Closing.

     7.11.  Representation of Corporation and Company.  Each Exchanging Party
            -----------------------------------------
hereby acknowledges and agrees that Zevnik Horton Guibord McGovern Palmer & Fognani, L.L.P., as corporate counsel to the Corporation and the Company, have represented the interests of the Corporation and the Company in the preparation of this Agreement, without regard to the individual interests of the Exchanging Parties. Each Exchanging Party has been urged to, and has been given the opportunity to, utilize independent legal and tax counsel in connection with this Agreement, and the rights and obligations of each Exchanging Party hereunder. Each Exchanging Party, by execution of this Agreement where indicated below, gives his, her or its informed consent to and waives any potential conflict with respect to the representation of the Corporation and the Company by Zevnik Horton Guibord McGovern Palmer & Fognani, L.L.P.

     7.12.  Assignment.  No party hereto shall have the right to assign all or
            ----------
any portion of its rights and interests under this Agreement or to delegate all or any portion of its duties under this Agreement without the prior written consent of each other party hereto.

     7.13.  Joint Effort.  The provisions of this Agreement have been examined,
            ------------
negotiated and revised by counsel for each party and no implication shall be drawn against any party hereto by virtue of the drafting of this Agreement.

     7.14.  Attorney's Fees.  In case any proceeding, whether at law, in equity
            ---------------
or in arbitration, shall be brought by any party to enforce or interpret the terms or provisions of this Agreement, or any controversy arising therefrom, the prevailing party, as determined by the court or arbitrator, shall be entitled to the payment of reasonable attorney's fees and costs.

     7.15.  Expenses.  Each party hereto shall be responsible for all expenses
            --------
of such party incurred in connection with the transactions contemplated by this Agreement.

     7.16.  Notices.  All notices, requests, demands, waivers and other
            -------
communications to be given by any party hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid,
(ii) sent by hand delivery or reputable overnight delivery service or (iii) transmitted by facsimile (provided that a copy is also sent by reputable overnight delivery service) addressed to the parties at the respective addresses for such parties as reflected on the then-current records of the Corporation or the Company (and in the case of the Corporation and the Company, with a required copy to Zevnik Horton Guibord McGovern Palmer & Fognani, L.L.P., Attention:
Kenneth D. Polin, Esq., 101 West Broadway, 17th Floor, San Diego, California 92101), or, in each case, to such other address as may be specified in writing to the other parties hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (a) if by personal delivery or facsimile, on the day of such delivery, (b) if by first-class, registered or certified mail, on the fifth (5th) business day after the mailing thereof or (c) if by reputable overnight delivery service, on the day delivered.

     7.17.  Signatory Authority.  The individual or individuals signing this
            -------------------
Agreement on behalf of any party hereto represents to the other parties hereto that he or she has full authority to do so, has received all required consents, and that his or her signature (together with the signature or signatures of any other individual signing below on behalf of such party) is (are) the only signatures required to bind the party on whose behalf he or she is signing this Agreement.

     7.18.  Consent of Spouse.  In connection with the execution and delivery of
            -----------------
this Agreement, each married Exchanging Member or Exchanging Stockholder residing in a community property jurisdiction agrees to deliver a consent of spouse, substantially in the form attached hereto as Exhibit "D" and
                                                     -----------
incorporated herein by this reference.

     7.19.  Governing Law; Venue.  Notwithstanding the place where the Agreement
            --------------------
may be executed by any of the parties hereto, this Agreement, and the rights and obligations of the parties hereto, and any disputes relating thereto, shall in all respects be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws. The exclusive venue for any controversy arising out of the terms of this Agreement or the breach thereof shall be the Superior Court of California for the County of Los Angeles or the United States District Court for the Central District of California.

     7.20.  Specific Performance.  Each of the Exchanging Parties acknowledges
            --------------------
and agrees that any refusal to perform under this Agreement will cause irreparable injury to the Company and the Corporation and their respective members and stockholders and that the Corporation shall be entitled to obtain injunctive relief for specific performance of the obligations set forth herein. Accordingly, if any Exchanging Party refuses to close the transactions contemplated by this Agreement or seeks to prevent the closing hereunder due to a breach of this Agreement, the Corporation shall have the right to obtain specific performance of the obligations of such Exchanging Party.

     7.21.  Additional Parties.  The parties hereto agree that additional
            ------------------
parties holding Units in the Company may execute this Agreement and such additional parties shall, after executing counterpart copies of this Agreement as Exchanging Parties hereunder, shall be parties hereto and have all rights and obligations of the Exchanging Parties hereunder. The Company covenants to use best efforts to obtain the signatures of all members of the Company to this Agreement.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Corporation         ENTRAVISION COMMUNICATIONS CORPORATION,
                    a Delaware corporation


                    By:________________________________________________________
                         Walter F. Ulloa, Chairman and Chief Executive Officer


                    By: _______________________________________________________
                         Jeanette L. Tully, Chief Financial Officer

Company ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company


                    By: _______________________________________________________
                         Walter F. Ulloa, Chairman and Chief Executive Officer


                    By: _______________________________________________________
                         Jeanette L. Tully, Chief Financial Officer

Univision           UNIVISION COMMUNICATIONS INC.,
                    a Delaware corporation


                    By: _______________________________________________________
                    Name: _____________________________________________________
                    Title _____________________________________________________

                  [Signature Page No. 1 to Exchange Agreement]

Exchanging Members  THE WALTER F. ULLOA IRREVOCABLE TRUST OF 1996 (DATED OCTOBER
                    9, 1996)


                    By: _______________________________________________________
                         Edith Seros, Trustee

                         Number of Units:  24,647 Class A Units

                    THE 1994 WILKINSON CHILDREN'S GIFT TRUST (DATED SEPTEMBER 30, 1994)


                    By: _______________________________________________________
                         Philip C. Wilkinson, Trustee


                    By: _______________________________________________________
                         Wendy K. Wilkinson, Trustee

                         Number of Units:  24,647 Class A Units

                    THE PAUL A. ZEVNIK IRREVOCABLE TRUST OF 1996 (DATED NOVEMBER 2, 1996)


                    By: ________________________________________________________
                         Kevin Grenham, Trustee


                    By: ________________________________________________________
                         Steven G. Rowles, Trustee

                         Number of Units:  24,647 Class A Units


                    ____________________________________________________________
                    Paul A. Zevnik, individually

                         Number of Units:  22,791 Class C Units
                                           10,627 Class E Units

                  [Signature Page No. 2 to Exchange Agreement]

                    ____________________________________________________________
                    Walter F. Ulloa, individually

                         Number of Units:  231,983 Class C Units


                    ____________________________________________________________
                    Philip C. Wilkinson, individually

                         Number of Units:  25,895 Class C Units

                    NORTON PROPERTIES LIMITED PARTNERSHIP,
                    a Nevada limited partnership

                    By: Norton Investments, Inc., a Nevada corporation Its General Partner and Managing Partner


                         By: ___________________________________________________
                         Name: _________________________________________________
                         Title: ________________________________________________

                         Number of Units:  14,237 Class C Units


                    ____________________________________________________________
                    Lawrence E. Safir, individually

                         Number of Units:  54,284 Class D Units

                    THE ZEVNIK-HARVARD FUND (DATED DECEMBER 31, 1997)


                    By: ________________________________________________________
                         Steven G. Rowles, Trustee

                         Number of Units:  5,152 Class F Units

                 [Signature Page No. 3 to Exchange Agreement]

                    THE ZEVNIK CHARITABLE FOUNDATION,
                    a California nonprofit public benefit corporation


                    By: ________________________________________________________
                         Paul A. Zevnik, Chairman and President


                    By: ________________________________________________________
                         Steven G. Rowles, Chief Financial Officer and Secretary

                         Number of Units:  5,475 Class F Units


                    ____________________________________________________________
                    Jeanette L. Tully, individually

                         Number of Units:  14,161 Class D Units


                    ____________________________________________________________
                    Bram Watkins, individually

                         Number of Units:  4,835 Class D Units


Exchanging          THE WILKINSON FAMILY TRUST (DATED JUNE 2, 1988)
Stockholders

                    By:_________________________________________________________
                         Philip C. Wilkinson, Trustee


                    By: ________________________________________________________
                         Wendy K. Wilkinson, Trustee

                         Number of Shares:  8,000 Common Stock (Cabrillo)
                                            3,454 Common Stock (Valley)
                                            1,734 Common Stock (Telecorpus)

                 [Signature Page No. 4 to Exchange Agreement]

                    THE CAROL K. LUERY REVOCABLE TRUST (U/A/D 7/27/89)


                    By: ________________________________________________________
                         Carol K. Luery, Trustee

                         Number of Shares:  963.8 Common Stock (Cabrillo)
                                            319 Common Stock (Valley)
                                            334 Common Stock (Telecorpus)

                    ____________________________________________________________
                    Walter F. Ulloa, individually

                         Number of Shares:  481.9 Common Stock (Cabrillo)
                                            2,100 Common Stock (Golden Hills)
                                            3,000 Common Stock (KSMS)
                                            5,000 Common Stock (Las Tres)
                                            6,750 Common Stock (Tierra Alta)
                                            3,454 Common Stock (Valley)
                                            1,734 Common Stock (Telecorpus)

                    ____________________________________________________________
                    Philip C. Wilkinson, individually

                         Number of Shares:  1,475 Common Stock (Golden Hills)
                                            3,000 Common Stock (KSMS)

                    ____________________________________________________________
                    Paul A. Zevnik, individually

                          Number of Shares: 1,475 Common Stock (Golden Hills)
                                            3,000 Common Stock (KSMS)
                                            5,000 Common Stock (Las Tres)
                                            6,750 Common Stock (Tierra Alta)


                  [Signature Page No. 5 to Exchange Agreement]

                    ____________________________________________________________
                    Richard D. Norton, individually

                         Number of Shares:  1,000 Common Stock (Golden Hills)
                                            1,000 Common Stock (KSMS)
                                            2,000 Common Stock (Tierra Alta)
                                            509 Common Stock (Valley)
                                            533 Common Stock (Telecorpus)

                    ____________________________________________________________
                    Yrma G. Rico, individually

                         Number of Shares:  4,500 Common Stock (Tierra Alta)
                                            356 Common Stock (Valley)
                                            247 Common Stock (Telecorpus)

                    THE WALTER F. ULLOA IRREVOCABLE TRUST OF 1996 (DATED OCTOBER 9, 1996)


                    By: ________________________________________________________
                         Edith Seros, Trustee

                         Number of Units:  1,880 Common Stock (Telecorpus)

                    THE 1994 WILKINSON CHILDREN'S GIFT TRUST (DATED SEPTEMBER 30, 1994)


                    By: ________________________________________________________
                         Philip C. Wilkinson, Trustee


                    By: ________________________________________________________
                         Wendy K. Wilkinson, Trustee

                         Number of Shares:  1,880 Common Stock (Telecorpus)

                 [Signature Page No. 6 to Exchange Agreement]

                    THE PAUL A. ZEVNIK IRREVOCABLE TRUST OF 1996 (DATED NOVEMBER 2, 1996)


                    By:________________________________________________________
                         Kevin Grenham, Trustee


                    By:________________________________________________________
                         Steven G. Rowles, Trustee

                         Number of Shares:  1,533 Common Stock (Telecorpus)

                    THE ZEVNIK FAMILY L.L.C.


                    By:________________________________________________________
                         Paul A. Zevnik, Manager

                         Number of Shares:   1,466 Common Stock (Valley)

                 [Signature Page No. 7 to Exchange Agreement]

                                  SCHEDULE "A"

                              EXCHANGING `MEMBERS
                              -------------------

Name                                                             Number of Units
----                                                             ---------------

The Walter F. Ulloa Irrevocable Trust of 1996               24,647 Class A Units
The 1994 Wilkinson Children's Gift Trust                    24,647 Class A Units
The Paul A. Zevnik Irrevocable Trust of 1996                24,647 Class A Units
Walter F. Ulloa                                            231,983 Class C Units
Philip C. Wilkinson                                         25,895 Class C Units
Paul A. Zevnik                                              22,791 Class C Units
Norton Properties Limited Partnership                       14,237 Class C Units
Lawrence E. Safir                                           54,284 Class D Units
Jeanette L. Tully                                           14,161 Class D Units
Bram Watkins                                                 4,835 Class D Units
Paul A. Zevnik                                              10,627 Class E Units
The Zevnik-Harvard Fund                                      5,152 Class F Units
The Zevnik Charitable Foundation                             5,475 Class F Units
Additional Persons Listed on Schedule "C"                   38,775 Class D Units

                            EXCHANGING STOCKHOLDERS
                            -----------------------

Member Company/Stockholders                           Number and Class of Shares
---------------------------                           --------------------------

Cabrillo Broadcasting Corporation, a California corporation

  The Wilkinson Family Trust                                  8,000 Common Stock
  The Carol K. Luery Revocable Trust                          963.8 Common Stock
  Walter F. Ulloa                                             481.9 Common Stock

Golden Hills Broadcasting Corporation, a Delaware corporation

  Walter F. Ulloa                                             2,100 Common Stock
  Philip C. Wilkinson                                         1,475 Common Stock
  Paul A. Zevnik                                              1,475 Common Stock
  Richard D. Norton                                           1,000 Common Stock

KSMS-TV, Inc., a Delaware corporation

  Walter F. Ulloa                                             3,000 Common Stock
  Philip C. Wilkinson                                         3,000 Common Stock
  Paul A. Zevnik                                              3,000 Common Stock
  Richard D. Norton                                           1,000 Common Stock

Las Tres Palmas Corporation, a Delaware corporation

  Walter F. Ulloa                                             5,000 Common Stock
  Paul A. Zevnik                                              5,000 Common Stock

Tierra Alta Broadcasting, Inc., a Delaware corporation

  Walter F. Ulloa                                             6,750 Common Stock
  Paul A. Zevnik                                              6,750 Common Stock
  Yrma G. Rico                                                4,500 Common Stock
  Richard D. Norton                                           2,000 Common Stock

Valley Channel 48, Inc., a Texas corporation

  Walter F. Ulloa                                             3,454 Common Stock
  The Wilkinson Family Trust                                  3,454 Common Stock
  The Zevnik Family L.L.C.                                    1,466 Common Stock
  Richard D. Norton                                             509 Common Stock
  Yrma G. Rico                                                  356 Common Stock
  The Carol K. Luery Revocable Trust                            319 Common Stock

Telecorpus, Inc., a Texas corporation

  The Walter F. Ulloa Irrevocable Trust of 1996               1,880 Common Stock
  The 1994 Wilkinson Children's Gift Trust                    1,880 Common Stock
  Walter F. Ulloa                                             1,734 Common Stock
  The Wilkinson Family Trust                                  1,734 Common Stock
  The Paul A. Zevnik Irrevocable Trust of 1996                1,533 Common Stock
  Richard D. Norton                                             533 Common Stock
  The Carol K. Luery Revocable Trust                            334 Common Stock
  Yrma G. Rico                                                  247 Common Stock

                                  SCHEDULE "B"

                 FULLY-DILUTED EQUITY OWNERSHIP OF CORPORATION
                 ---------------------------------------------

Exchanging Party                                                     Units              Shares*
----------------                                                     -----              -------
Walter F. Ulloa                                                      636,226          21,631,684
The Walter F. Ulloa Irrevocable Trust of 1996                         53,935           1,833,790
Philip C. Wilkinson                                                   64,972           2,209,048
The Wilkinson Family Trust                                           571,254          19,422,636
The 1994 Wilkinson Children's Gift Trust                              53,935           1,833,790
Paul A. Zevnik                                                       128,445           4,367,130
The Paul A. Zevnik Irrevocable Trust of 1996                          48,530           1,650,020
Richard D. Norton                                                     87,475           2,974,150
Norton Properties Limited Partnership                                 14,239             484,126
Yrma G. Rico                                                          69,170           2,351,780
The Carol K. Luery Revocable Trust                                    63,800           2,169,200
Lawrence E. Safir                                                     54,284           1,845,656
Jeanette L. Tully                                                     14,161             481,474
Bram Watkins                                                           4,835             164,390
The Zevnik-Harvard Fund                                                5,152             175,168
The Zevnik-Charitable Foundation                                       5,457             185,538
The Zevnik Family L.L.C.                                             105,253           3,578,602
Additional Persons on Schedule "C"                                    38,756           1,317,704
Univision Communications Inc.                                      1,293,141          43,966,783

* Assumes exchange of 1 Unit for 34 Shares of Common Stock in the Roll-Up and is subject to adjustment based upon the final exchange ratio.

                                  SCHEDULE "C"

                       ADDITIONAL MEMBERS HOLDING D UNITS
                       ----------------------------------

                                  EXHIBIT "A"

                  FIRST RESTATED CERTIFICATE OF INCORPORATION
                  -------------------------------------------

                  FIRST RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                    ENTRAVISION COMMUNICATIONS CORPORATION

     Entravision Communications Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law, does hereby certify:

     FIRST: That the name of the corporation is Entravision Communications Corporation and that the corporation was originally incorporated on February 11, 2000 under the name "Entravision Communications Corporation."

     SECOND: That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the corporation, declaring said amendment and restatement to be advisable and in the best interests of the corporation, which resolution setting forth the proposed amendment and restatement is as follows:

     RESOLVED, that the Certificate of Incorporation of the corporation be amended and restated in its entirety as follows:

                                  ARTICLE 1.

     The name of the corporation is Entravision Communications Corporation.

                                  ARTICLE 2.

     The address of the registered office of the corporation in the State of Delaware is 15 East North Street, County of Kent, Dover, Delaware 19903-0899. The name of its registered agent at such address is Incorporating Services, Ltd.

                                  ARTICLE 3.

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE 4.

     4.1. Classes of Stock.  The corporation shall have the authority to issue
          ----------------
200,000,000 shares of Common Stock, par value $0.0001 per share, divided into the following classes: (i) 150,000,000 shares of Class A Common Stock (the "Class A Common Stock"); (ii) 25,000,000 shares of Class B Common Stock (the "Class B Common Stock"); and (iii) 25,000,000 shares of Class C Common Stock (the "Class C Common Stock" and together with the Class A Common Stock and the Class B Common Stock, the "Common Stock"). The corporation shall also have the authority to issue 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the

"Preferred Stock"). The Common Stock and the Preferred Stock are collectively referred to herein as the "Capital Stock."

     4.2.  Certain Definitions.  As used in this First Restated Certificate of
           -------------------
Incorporation, the following terms have the meanings indicated:

     "Affiliate" means any person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with another Person (as defined below).

     "Board" means the Board of Directors of the corporation.

     "Class B Holder(s)" means Walter F. Ulloa, Philip C. Wilkinson or Paul A. Zevnik, or any Permitted Transferee (as defined below) of Walter F. Ulloa, Philip C. Wilkinson or Paul A. Zevnik (hereinafter each of such individuals and his respective Permitted Transferee(s) is referred to as "Ulloa," "Wilkinson" and "Zevnik," respectively).

     "Class B Required Amount" means, in the case of each Class B Holder, a number of shares equal to thirty percent (30%) of the Class B Base Amount. The Class B Base Amount shall be equal to ______________ shares of Class B Common Stock with respect to Ulloa, _______________ shares of Class B Common Stock with respect to Wilkinson and ________________ shares of Class B Common Stock with respect to Zevnik, which shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class B Common Stock approved by the Board in accordance with the bylaws.

     "Class C Holder" means Univision Communications Inc. ("Univision"), or any Permitted Transferee of Univision.

     "Class C Required Amount" means, in the case of the Class C Holder, a number of shares equal to thirty percent (30%) of the Class C Base Amount. The Class C Base Amount shall be equal to _______________ shares of Class C Common Stock, which shall be increased to give effect to stock dividends and stock splits and shall be decreased to give effect to reverse stock splits and repurchases by the corporation of the Class C Common Stock approved by the Board in accordance with the bylaws.

     "Communications Act" means the Communications Act of 1934, and the rules, regulations, decisions and written policies of the Federal Communications Commission (the "FCC") thereunder (as the same may be amended from time to time).

     "Entire Board" means the number of directors of the corporation which would be in office if there are no vacancies on the Board and no unfilled newly-created directorships.

     "Permitted Transferee" means: (i) any entity all of the equity (other than directors' qualifying shares) of which is directly or indirectly owned by the transferor that is not an Affiliate of any other Person; (ii) in the case of an transferor who is an individual, (a) such transferor's spouse, lineal descendants, adopted children and minor children supported by such transferor,
(b) any trustee of any trust created primarily for the benefit of any, or some of or all of such spouse or lineal descendants (but which may include beneficiaries that are charities) or any revocable trust created by such transferor, (c) the transferor, in the case of a transfer from any "Permitted Transferee" back to its transferor and (d) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any Person other than the Persons described in clauses (a) through
(c) above; and (iii) in the case of a Class B Holder, any other Class B Holder.

     "Person" means any individual, a corporation, a partnership, an association, a limited liability company or a trust.

     "Transfer" means any direct or indirect sale, pledge, hypothecation, voluntary or involuntary, and whether by merger or other operation of law, other than a bona fide pledge of shares to secure financing; provided that a foreclosure on such pledged shares shall constitute a Transfer.

     4.3. Common Stock.  Except as otherwise provided by law or by this First
          ------------
Restated Certificate of Incorporation, each of the shares of Common Stock shall be identical in all respects, including with respect to dividends and upon liquidation.

          (a)  Stock Dividends; Stock Splits.
               -----------------------------

               (i) A dividend of Common Stock on any share of Common Stock shall be declared and paid only in an equal per share amount on the then outstanding shares of each class of Common Stock and only in shares of the same class of Common Stock as the shares on which the dividend is being declared and paid. For example, if and when a dividend of Class A Common Stock is declared and paid to the then outstanding shares of Common Stock: (i) the dividend of Class A Common Stock shall be paid solely to the outstanding shares of Class A Common Stock; and (ii) a dividend of Class B Common Stock and Class C Common Stock shall similarly be declared and paid in an equal per share amount solely to the then outstanding shares of Class B Common Stock and Class C Common Stock, respectively.

               (ii) If the corporation shall in any manner subdivide or combine, or make a rights offering with respect to, the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, the outstanding shares of the other classes of Common Stock shall be proportionally subdivided or combined, or a rights offering shall be made, in the same manner and on the same basis as the outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, as the case may be, that have been subdivided or combined or made subject to a rights offering.

          (b)  Voting Rights.
               -------------

               (i) The holders of the Class A Common Stock and the Class C Common Stock shall have one (1) vote for each share held; the holders of the Class B Common Stock shall have ten (10) votes for each share held.

               (ii)      Members of the Board shall be elected as set forth in
Section 4.5 below.

               (iii) Without the consent of the holders of at least a majority of the shares of Class C Common Stock then outstanding, voting as a separate class, given in writing or by vote at a meeting of such Class C Holder called for such purpose, the corporation will not:

                         (A) merge, consolidate or enter into a business
combination, or otherwise reorganize the corporation with or into one or more entities (other than a merger of a wholly-owned subsidiary of the corporation into another wholly-subsidiary of the corporation);

                         (B) dissolve, liquidate or terminate the corporation;

                         (C) directly or indirectly dispose of any interest in
any FCC license with respect to television stations which are affiliates of Univision;

                         (D) amend, alter or repeal any provision of the First
Restated Certificate of Incorporation or bylaws of the corporation, each as amended, so as to adversely affect the rights, privileges or restrictions provided for the benefit of the holders of the Class C Common Stock.

          (c)  Conversion Rights.
               -----------------

               (i)       Voluntary Conversion. Each share of Class B Common
                         --------------------
Stock or Class C Common Stock shall be convertible into one fully paid and non-assessable share of Class A Common Stock at any time at the option of the holder thereof.

               (ii)      Class B Automatic Conversion. Each share of Class B
                         ----------------------------
Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock upon its Transfer to any party other than a Permitted Transferee of the holder thereof. Each share of Class B Common Stock held by a Class B Holder or his respective Permitted Transferee(s) shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock (i) upon the death of such Class B Holder, (ii) when such Class B Holder is no longer actively involved in the business of the corporation or
(iii) if such Class B Holder (or his Permitted Transferee(s)) owns less than the Class B Required Amount. Each share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock
(i) upon the death of the second to die of Ulloa and

Wilkinson or (ii) when the second of Ulloa and Wilkinson ceases to be actively involved in the business of the corporation.

               (iii)     Class C Automatic Conversion. Each share of Class C
                         ----------------------------
Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock upon its Transfer to any party other than Permitted Transferee of the holder thereof. Each share of Class C Common Stock shall convert automatically into one (1) fully paid and non-assessable share of Class A Common Stock when the Class C Holder (or its Permitted Transferee) owns less than the Class C Required Amount.

               (iv)      Unconverted Shares. If less than all of the shares of
                         ------------------
Class B Common Stock or Class C Common Stock are converted pursuant to subparagraphs (i), (ii) or (iii) above, and such shares are evidenced by a certificate surrendered to the corporation in accordance with the procedures as the Board may determine, representing shares in excess of the shares being converted, the corporation shall execute and deliver to or upon the written order of the holder of such certificate, without charge to the holder, a new certificate evidencing the number of shares of Class B Common Stock or Class C Common Stock, as the case may be, not converted.

               (v)       Reservation. The corporation hereby reserves and shall
                         -----------
at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, to effect conversions, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock. The corporation covenants that all of the shares of Class A Common Stock so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The corporation will take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.

          (d)  Elimination of Class Rights.
               ---------------------------

               (i)       Class B Common Stock. Upon the occurrence of a Class B
                         --------------------
Voting Election, the rights of the Class B Holders to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. The "Class B Voting Election" shall be conclusively deemed to have occurred upon receipt by the Secretary of the corporation of a written consent signed by the record holders of a majority of the outstanding shares of Class B Common Stock electing to eliminate the voting rights of the Class B Common Stock as provided in the preceding sentence and such election shall be irrevocable. Additionally, if at any time any of the Class B Holders own less than the Class B Required Amount (a "Class B Voting Event," and together with a Class B Voting Election, a "Class B Voting Conversion"), the rights of such Class B Holder(s) to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. From and after a Class B Voting Conversion, such Class B

Holder(s) shall vote together as a class with the holders of the Class A Common Stock (and, if a Class C Voting Conversion has occurred, the Class C Holder), except as required by law.

               (ii)      Class C Common Stock. Upon the occurrence of a Class C
                         --------------------
Voting Election, the rights of the Class C Holder to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. The "Class C Voting Election" shall be conclusively deemed to have occurred upon receipt by the Secretary of the corporation of a written consent signed by the record holders of a majority of the outstanding shares of Class C Common Stock electing to eliminate the voting rights of the Class C Common Stock as provided in the preceding sentence and such election shall be irrevocable. Additionally, if at any time the Class C Holder (or its Permitted Transferee) owns less than the Class C Required Amount (a "Class C Voting Event," and together with a Class C Voting Election, a "Class C Voting Conversion"), the rights of the Class C Holder to vote as a separate class with respect to any matter (except as required by law) shall cease and be eliminated. From and after a Class C Voting Conversion, the Class C Holder shall vote together as a class with the holders of the Class A Common Stock (and, if a Class B Voting Conversion has occurred, the Class B Holders), except as required by law.

     4.4.      Preferred Stock.  The Board is authorized, subject to limitations
               ---------------
prescribed by law and the provisions of this First Restated Certificate of Incorporation and the bylaws, by resolution or resolutions of the Board, from time to time to provide for the issuance of the shares of the Preferred Stock in one or more series and to establish the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, without limitation, determination of the following: (i) the number of shares constituting that series and the distinctive designation of that series; (ii) the dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (iii) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (iv) whether that series shall be subject to conversion or exchange, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine; (v) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the type and amount of consideration per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; (vii) the rights, if any, of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (viii) any other relative rights, preferences and limitations, if any, of that series.

     4.5. Election of Directors.  The directors of the corporation shall be
          ---------------------
elected as follows:

          (a) Unless a Class C Voting Conversion has occurred, the holders of the Class C Common Stock, voting as a separate class, shall be entitled to elect two (2) directors to the Board. The directors that the holders of the Class C Common Stock have the right to elect hereunder are referred to as the "Class C Director(s)." Unless a Class C Voting Conversion has occurred, the holders of the Class C Common Stock, voting as a separate class, shall also have the sole right to remove any Class C Director without cause. Unless a Class C Voting Conversion has occurred, any vacancy in the office of a Class C Director shall be filled solely by (i) the holders of the Class C Common Stock, voting as a separate class, or (ii) the sole Class C Director. At such time as a Class C Voting Conversion has occurred, the voting rights of the holders of the Class C Common Stock pursuant to this Section 4.5(a) shall terminate and the directors formerly denominated Class C Directors shall be redesignated Class A/B Directors and shall be elected pursuant to the provisions of Section 4.5(b) below.

          (b) The remainder of the Entire Board after the elections described in Section 4.5(a) above shall be elected by all holders of the Class A Common Stock and Class B Common Stock (and if a Class C Voting Conversion has occurred, the Class C Common Stock) voting together as a single class, and shall be referred to herein as the "Class A/B Director(s)." All holders of Class A Common Stock and Class B Common Stock (and if a Class C Voting Conversion has occurred, the Class C Common Stock), voting together as a single class, shall also have the sole right to remove any of the Class A/B Directors without cause. Any vacancy in the office of a Class A/B Director or any newly-created Class A/B directorship shall be filled solely by the holders of the Class A Common Stock and Class B Common Stock (and if a Class C Voting Conversion has occurred, the Class C Common Stock), voting together as a single class. The number of Class A/B Directors shall be increased by the number of directors formerly denominated Class C Directors pursuant to Section 4.5(a) above upon the occurrence of a Class C Voting Conversion.

                                  ARTICLE 5.

     Except as otherwise provided herein, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the corporation, but the stockholders may make additional bylaws and may repeal, alter, amend or rescind any bylaw whether adopted by them or otherwise.

                                  ARTICLE 6.

     The number of directors of the corporation shall be fixed from time to time by, or in the manner provided in, the bylaws or amendment thereof duly adopted by the Board or by the stockholders.

                                 ARTICLE 7.

     Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

                                  ARTICLE 8.

     Meetings of the stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the corporation.

                                  ARTICLE 9.

     Directors of the corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article 9 to authorize corporate action further eliminating or limiting the personal liability of directors, then the personal liability of directors of the corporation shall be further eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law. Any repeal or modification of any of the foregoing provisions by the stockholders of the corporation, or the adoption of any provision hereof inconsistent with this Article 9, shall not adversely affect any right or protection of directors of the corporation existing at the time of, or increase the liability of directors of the corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

                                  ARTICLE 10.

     The corporation reserves the right to amend, alter, change or repeal any provision contained herein in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors and officers of the corporation herein are granted subject to such revision.

                                  ARTICLE 11.

     11.1.     Right to Indemnification. Each person who was or is made party or
               ------------------------
is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation) or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide for broader indemnification rights than permitted as of the date this First Restated Certificate of Incorporation is filed with the State of Delaware), against all expense, liability and loss (including attorney's fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in Section 11.3 below, with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section
11.2 shall be a contract right and shall include the obligation of the corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance of expenses"); provided, however, that if and to the extent that the Board requires, an advance of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 11.2 or otherwise. The corporation may, by action of its Board, provide indemnification to employees and agents of the corporation with the same or lesser scope and effect as the foregoing indemnification of directors and officers.

     11.2.     Procedure for Indemnification. Any indemnification of a director
               -----------------------------
or officer of the corporation or advance of expenses under Section 11.2 above shall be made promptly, and in any event within forty-five (45) days (or, in the case of an advance of expenses, twenty (20) days) upon the written request of the director or officer. If a determination by the corporation that the director or officer is entitled to indemnification pursuant to this Article 11 is required, and the corporation fails to respond within sixty (60) days to a written request for indemnity, the corporation shall be deemed to have approved the request. If the corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five (45) days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this Article 11 shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 11.2 above, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the corporation. Neither the failure of the corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Delaware General Corporation Law, nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 11.2 above shall be the same procedure set forth in this Section 11.3 for directors or officers, unless otherwise set forth in the action of the Board providing for indemnification for such employee or agent.

     11.3.     Insurance. The corporation may purchase and maintain insurance on
               ---------
its own behalf and on behalf of any person who is or was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation (including any subsidiary of the corporation), partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

     11.4.     Service for Subsidiaries. Any person serving as a director,
               ------------------------
officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the corporation (a "subsidiary" for purposes of this Article 11) shall be conclusively presumed to be serving in such capacity at the request of the corporation.

     11.5.     Reliance. Persons who after the date of the adoption of this
               --------
provision are directors or officers of the corporation or who, while a director or officer of the corporation, or a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article 11 in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article 11 shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

     11.6.     Non-Exclusivity of Rights. The rights to indemnification and to
               -------------------------
the advance of expenses conferred in this Article 11 shall not be exclusive of any other right which any person may have or hereafter acquire under this First Restated Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     11.7.     Merger or Consolidation. For purposes of this Article 11,
               -----------------------
references to "the corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed into the corporation in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article 11 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

                                  ARTICLE 12.

     12.1.     Foreign Ownership Restrictions.
               ------------------------------

               (a) The corporation shall at all times be in compliance with 47 C.F.R. (S) 310(a) and (b) and interpretations thereof by the FCC (the "Foreign Ownership Restrictions"). The Board shall have all powers necessary to insure compliance with this Article 12, including, without limitation, the redemption of shares of capital stock the transfer or ownership of which resulted in a violation of the Foreign Ownership Restrictions; provided, however, that the corporation may, at the request of a stockholder, first seek a waiver of such Foreign Ownership Restrictions from the FCC in the event that any violation thereof results from open-market purchases of publicly traded shares of the corporation, whether shares of capital stock in the corporation or shares of capital stock in an entity which holds capital stock of the Corporation, the foreign ownership of which is attributed to the corporation by operation of the rules of the FCC. As a last resort, the Board shall be required to redeem the shares of capital stock the transfer or ownership of which resulted in the violation of the Foreign Ownership Restrictions to insure such compliance (subject, however, to Sections 12(b) and (c) below).

               (b) In exercising powers or taking actions to achieve or preserve such compliance, the Board (acting in good faith and based upon advice of outside counsel expert in FCC matters) shall select the method that is least detrimental to the stockholders of the corporation affected by the action. In the case of redemption by the corporation of shares of different classes, the shares of the class having greater voting rights shall occur first.

               (c) If the Board, pursuant to Section 12(a) above, should invoke its powers to redeem any of the capital stock held by a party in order to secure compliance with the Foreign Ownership Restrictions, such redemption shall be at fair market value as determined by a third-party valuation expert retained by the Board, whose costs and expenses shall be charged to the party from whom the shares are redeemed.

     12.2.     FCC Compliance Restrictions. The corporation shall at all times
               ---------------------------
be in compliance with, and shall not take any action, nor shall it cause any act to be done, that would cause it to be in violation of the limitations on ownership of mass media, cable television and newspaper (or such other interests as the legislation or the FCC shall require in the future) interests, as set forth in the Communications Act or the rules of the FCC.

     THIRD: That the corporation has not yet received any payment for any of its stock and that the foregoing amendment and restatement was duly adopted in accordance with the provisions of Section 241 and 245 of the Delaware General Corporation Law.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this First Restated Certificate of Incorporation has been executed by the President and Secretary of the corporation on this _____ day of ________________, 2000.


                         _____________________________________________
                         Philip C. Wilkinson, President


                         _____________________________________________
                         ___________________________, Secretary

          [Signature Page to First Restated Certificate of Incorporation of Entravision Communications Corporation]

                                  EXHIBIT "B"

                       FIRST AMENDED AND RESTATED BYLAWS
                       ---------------------------------

                                    BYLAWS
                                      OF
                    ENTRAVISION COMMUNICATIONS CORPORATION
                            a Delaware corporation

                                  ARTICLE 1.
                                    OFFICES

     1.1.  Registered Office.  The registered office of Entravision
           -----------------
Communications Corporation, a Delaware corporation, shall be in the State of Delaware, located at Incorporating Services, Ltd. 15 East North Street, County of Kent, Dover, Delaware 19903-0899 and the name of the resident agent in charge thereof is the agent named in the Certificate of Incorporation of the corporation (as may be amended from time to time, the "Certificate of Incorporation") until changed by the Board of Directors (the "Board").

     1.2.  Principal Office.  The principal office for the transaction of the
           ----------------
business of the corporation shall be at such place as may be established by the Board. The Board is granted full power and authority to change said principal office from one location to another.

     1.3.  Other Offices. The corporation may also have an office or offices at
           -------------
such other places, either within or without the State of Delaware, as the Board may from time to time designate or the business of the corporation may require.

                                  ARTICLE 2.
                           MEETINGS OF STOCKHOLDERS

     2.1.  Place of Meetings.  Meetings of stockholders shall be held at such
           -----------------
time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.2.  Annual Meetings.  An annual meeting of stockholders shall be held for
           ---------------
the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board from time to time. Any other proper business may be transacted at the annual meeting.

     2.3.  Special Meetings.  Special meetings of the stockholders of the
           ----------------
corporation for any purpose or purposes may be called at any time by the Board and shall be called by the President or Secretary at the request in writing of
(i) the Chairman of the Board, (ii) a majority of the Board or (iii) stockholders owning a majority in voting power of the issued and outstanding shares of Common Stock of the corporation.

     2.4.  Stockholder Lists.  The officer who has charge of the stock ledger of
           -----------------
the corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list, by class, of stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     2.5.  Notice of Meetings.  Written notice of each meeting of stockholders,
           ------------------
whether annual or special, stating the place, date and hour of the meeting, and in the case of a special meeting, the purpose of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) (or such other period as may be required under applicable law) nor more than sixty
(60) days before the date of the meeting.

     2.6.  Quorum and Adjournment.  Except as set forth below, the holders of a
           ----------------------
majority in voting interest of capital stock of the corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law, these Bylaws or the Certificate of Incorporation. Notwithstanding the above, holders of a majority of the voting interest of the corporation's Class A Common Stock, Class B Common Stock or Class C Common Stock, as the case may be, shall each constitute a quorum for the holding of a meeting of stockholders of such class(es) for the sole purpose of electing or removing without cause the director or directors that such class(es) has the right to elect or to fill a vacancy or a newly created directorship which such class has a right to fill. If it shall appear that such quorum is not present or represented at any meeting of stockholders, the Chairman of the meeting shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.7.  Voting.  In all matters other than the election of directors, the
           ------
vote of the holders of a majority in voting interest of the capital stock of the corporation as defined in the corporation's Certificate of Incorporation that are present in person or represented by proxy at a meeting at which a quorum is present, shall decide any question brought before such meeting of stockholders, unless the question is one upon which by express provision of applicable law, of the Certificate of Incorporation or of these Bylaws a different vote is required, in which case such express provision shall govern and control the decision of such question. Each director of the corporation shall be elected
(i) by a plurality of the votes of the shares of the class(es) of stock which has the right to elect such director, present in person or represented by proxy at a meeting at which a quorum is present or (ii) by the written consent of the holders of a majority in voting interest of the outstanding shares of such class(es). Each Class A and Class C stockholder shall be entitled to cast one
(1) vote for each share of the capital stock entitled to vote held by such stockholder upon the matter in question, and each Class B stockholder shall be entitled to cast ten (10) votes for each share of the capital stock entitled to vote held by such stockholders. The presiding officer at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.  Proxies.  Each stockholder entitled to vote at a meeting of
           -------
stockholders may authorize another person or persons to act for him or her by proxy, but no proxy shall be voted or acted upon after three (3) years from its date, unless the person executing the proxy specifies therein a longer period of time for which it is to continue in force. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation.

     2.9.  Inspector of Election.  The Board shall, if required by law, appoint
           ---------------------
an Inspector or Inspectors of Election for any meeting of stockholders. Such Inspectors shall decide upon the qualification of the voters and report the number of shares represented at the meeting and entitled to vote, shall conduct the voting and accept the votes and when the voting is completed shall ascertain and report the number of shares voted respectively for and against each position upon which a vote is taken by ballot. An Inspector need not be a stockholder, and any officer of the corporation may be an Inspector on any position other than a vote for or against a proposal in which he or she shall have a material interest.

     2.10. Action Without Meeting.  Subject to Section 228 of the Delaware
           ----------------------
General Corporation Law, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware (by hand or by certified or registered mail, return receipt requested), its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing.

                                  ARTICLE 3.
                                   DIRECTORS

     3.1.  Powers.  Subject to any limitations set forth in the Certificate of
           ------
Incorporation, the Board shall have the power to manage or direct the management of the property, business and affairs of the corporation and, except as expressly limited by law, to exercise all of its corporate powers. Subject to applicable law, the Board may establish procedures and rules or may authorize the Chairman of any meeting of stockholders to establish procedures and rules, for the fair and orderly conduct of any stockholders' meeting, including without limitation, registration of the stockholders attending the meeting, adoption of an agenda, establishing the order of business at the meeting, recessing and adjourning the meeting for the purposes of tabulating any votes and receiving the result thereof, the timing of the opening and closing of the polls and the physical layout of the facilities for the meeting.

     3.2.  Number, Term and Classes.  The Board shall consist of not less than
           ------------------------
seven (7) nor more than eleven (11) members, as shall be determined from time to time by resolution of the Board. Until otherwise determined by such resolution, the Board shall consist of seven (7) members. Except as provided in the Certificate of Incorporation, there shall be two (2) classes of directors: Class A/B Directors and Class C Directors, all of which shall be elected as provided in the Certificate of Incorporation.

     3.3.  Qualifications.  Directors need not be stockholders, and each
           --------------
director shall serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

     3.4.  Vacancies and Newly-Created Directorships.  Any vacancy on the Board
           -----------------------------------------
caused by death, resignation or removal or a newly-created directorship may be filled as provided in the Certificate of Incorporation. A director so elected to fill a vacancy or newly-created directorship shall serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

     3.5.  Regular Meetings.  Regular meetings of the Board shall be held
           ----------------
without call or notice at such time and place within or without the State of Delaware as shall from time to time be fixed by standing resolution of the Board.

     3.6.  Special Meetings.  Special meetings of the Board may be held at any
           ----------------
time or place within or without the State of Delaware whenever called by the Chairman of the Board, a majority of the Board or any Class C Director. Notice of a special meeting of the Board shall be given to all directors by the person or persons calling the meeting at least seventy-two (72) hours before the special meeting.

     3.7.  Telephonic Meetings.  Members of the Board or any committee thereof
           -------------------
may, and shall be given the opportunity to, participate in a regular or special meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

     3.8.  Quorum.  At all meetings of the Board, a majority of the Entire Board
           ------
(as defined in the Certificate of Incorporation) shall constitute a quorum for the transaction of business. Except as otherwise set forth in these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. Any meeting of the Board may be adjourned to meet again at a stated day and hour. Notice of any adjourned meeting need not be given.

     3.9.  Fees and Expenses.  Each director and each member of a committee of
           -----------------
the Board, shall receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings. Each director and each member of a committee of the Board, in each case who is neither (i) an owner of more than a five percent (5%) direct or indirect beneficial interest in the stock of the corporation (or the spouse, child or other family member of such an owner (a "Related Person")); (ii) an employee (a) of the corporation, (b) of any direct or indirect subsidiary of the corporation or (c) of such an owner or Related Person or an Affiliate (as defined in the Certificate of Incorporation of the corporation) of such owner or Related Person; nor (iii) any person who controls any such owner and the spouse, child or other family members of any such person, shall also receive a fee to be determined by the Board for attending any meeting of the Board or any such committee (provided that no director shall be entitled to receive such fee if such director is receiving a fee for attending a meeting of the Board or any other committee of the corporation held on the same day). Other than as set forth above, no director or stockholder of the corporation shall be reimbursed for any expenses incurred by it in its role as an investor or director.

     3.10. Committees.  Subject to the Certificate of Incorporation, the Board
           ----------
may, by resolution passed by a majority of the Entire Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. At least one Class C Director shall sit on the compensation and audit committees of the Board, if any. Any such audit or compensation committee, to the extent provided in a resolution of the Board and to the extent permitted by law and not inconsistent with the Certificate of Incorporation, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     3.11. Action Without Meetings.  Unless otherwise restricted by applicable
           -----------------------
law, the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     3.12. Super Majority Board Approvals.  Without the approval of the Board
           ------------------------------
(or where permitted under applicable law, a duly constituted committee of the Board which includes at least one Class C Director) by a vote which includes, in addition to any other required vote of directors, the affirmative vote of at least one (1) of the Class C Directors (so long as a Class C Voting Conversion (as defined in the Certificate of Incorporation) has not occurred) on the Board or such committee, as the case may be, the corporation shall not directly or through its subsidiaries engage in any of the following acts or transactions:

          (a) create, designate, issue or sell out of treasury any Common Stock or Preferred Stock of, or other equity interests in, the corporation, any securities that are convertible into, exchangeable for, or participate in dividends with, the Common Stock or Preferred Stock of, or other equity interests in, the corporation, or any options or conversion, exchange or other rights in respect of the foregoing (other than (i) shares of Common Stock issued upon conversion of shares of Preferred Stock or as a dividend or distribution on Preferred Stock, (ii) shares of Common Stock issued to banks, lenders and equipment lessors in connection with debt financings or equipment leases, (iii) shares of Common Stock issued for consideration other than cash in connection with mergers, consolidations, acquisitions of assets and other acquisitions as approved by the Board, (iv) shares of Common Stock issuable or issued to officers, directors, employees of, or consultants to, the corporation pursuant to any equity incentive plan and/or stock option plan of the corporation, subject to appropriate adjustments for stock splits, stock dividend combinations or other recapitalizations, (v) shares of Common Stock issued or issuable in the initial public offering of the corporation or upon exercise of warrants or rights granted to underwriters in connection with such initial public offering or (vi) shares of Common Stock issued by way of dividend or other distribution on shares of Common Stock);

          (b) amend this Article 3, Section 3.12 of these Bylaws by action of the Board;

          (c) acquire or dispose of assets in any one transaction or series of related transactions for a purchase or sale price in excess of $25,000,000; or

          (d) incur debt (other than capitalized lease obligations) as of any date in an aggregate amount outstanding in excess of (x) the corporation's EBITDA for the twelve (12) month period ending on the last day of the quarter preceding such date, multiplied by (y) five (5). For purposes of this subparagraph (iv), EBITDA means the sum of net income, total depreciation expense, total amortization expense, interest expense and taxes as determined in conformity with generally accepted accounting principles; provided, however, that in the case of debt incurred for the purposes of an acquisition, EBITDA shall be determined on a pro-forma basis giving effect to such acquisition.

                                  ARTICLE 4.
                                   OFFICERS

     4.1.  Officers.  The corporation shall have a Chairman of the Board, a
           --------
President, one or more Vice Presidents, a Secretary and a Treasurer. The corporation may also have, at the discretion of the Board, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as may be elected or appointed in accordance with the provisions of Section 4.2 below. Any two or more of such offices may be held by the same person.

     4.2.  Election.  The officers of the corporation shall be elected annually
           --------
by the Board and, subject to whatever rights an officer may have under a contract of employment with the corporation, all officers shall serve at the pleasure of the Board.

     4.3.  Removal and Resignation.  Any officer may be removed, either with or
           -----------------------
without cause, by the Board at any time. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer. Any officer may resign at any time by giving written notice to the corporation, but without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     4.4.  Vacancies.  A vacancy in any office because of death, resignation,
           ---------
removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

     4.5.  Chairman of the Board.  The Chairman of the Board shall preside at
           ---------------------
all meetings of the stockholders and of the Board and shall be the Chief Executive Officer of the corporation unless the President is the Chief Executive Officer.

     4.6.  President.  The President shall be the Chief Operating Officer of the
           ---------
corporation and, if designated by the Board, the Chief Executive Officer of the corporation. Subject to the control of the Board (and to the Chief Executive Officer, if the President does not hold such office) and to the powers vested by the Board in any committee or committees appointed by the Board, the President shall have general supervision, direction and control of the business and officers of the corporation. The President shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

     4.7.  Vice Presidents.  In the absence or disability of the President, the
           ---------------
Vice Presidents, in order of their rank as fixed by the Board, or, if not ranked, the Vice President designated by the Board shall perform all the duties of the President and when so acting shall have all of the powers of and be subject to all of the restrictions upon the President. The Vice Presidents shall have such other powers and perform such duties as may be prescribed for them, respectively, from time to time, by the Board, the President or these Bylaws.

     4.8.  Secretary.  The Secretary shall keep, or cause to be kept, at the
           ---------
principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of these Bylaws of the corporation at the principal executive office or business office.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one be appointed, a share register or a duplicate share register showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board and any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

     4.9.  Treasurer.  The Treasurer is the Chief Financial Officer of the
           ---------
corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation and shall send or cause to be sent to the stockholders of the corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any director.

     The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the President and the directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the corporation and shall have such other powers and perform such other duties as may be prescribed by the Board.

                                  ARTICLE 5.
                              STOCK CERTIFICATES

     5.1.  Form of Stock Certificate.  Every holder of capital stock in the
           -------------------------
corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman of the Board, the President, the Chief Executive Officer or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him, her or it in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of the issue.

     5.2.  Transfers of Stock.  Subject to any restrictions on transfer
           ------------------
applicable thereto, upon surrender to the corporation or a transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     5.3.  Lost, Stolen or Destroyed Certificates.  The corporation may direct a
           --------------------------------------
new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     5.4.  Record Date.  In order that the corporation may determine the
           -----------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (ii) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board; and
(iii) in the case of any other action, shall not be more than sixty (10) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     5.5.  Registered Stockholders.  The corporation shall be entitled to treat
           -----------------------
the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by applicable law.

                                  ARTICLE 6.
                                    NOTICES

     6.1.  Manner of Notice.  Whenever under the provisions of applicable law,
           ----------------
the Certificate of Incorporation or these Bylaws, notice is required to be given to any director, committee member, officer or stockholder, it shall not be construed to mean personal notice, but such notice may be given, in the case of stockholders, in writing, by mail, by depositing the same in the post office or letter box, in a postpaid sealed wrapper, addressed to such stockholder, at such address as appears on the books of the corporation, and, in the case of directors, committee members and officers, by telephone, by facsimile or other electronic transmission, or by recognized delivery service to the last business address known to the Secretary of the corporation, and such notice shall be deemed to be given at the time when the same shall be thus mailed, telephoned, sent via facsimile, transmitted or delivered.

     6.2.  Waiver of Notice.  Whenever any notice is required to be given under
           ----------------
the provisions of applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE 7.
                                  AMENDMENTS

     7.1.  Amendments.  Subject to the provisions of the Certificate of
           ----------
Incorporation, the Board shall have the power to make, adopt, alter, amend and repeal from time to time these Bylaws, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal Bylaws made by the Board, provided no amendment made by the Board may adversely affect the rights accorded to the holders of the Class B Common Stock or the Class C Common Stock which affects such class differently from the other classes of Common Stock of the corporation without the consent of a majority of the Class A/B Directors or a majority of the Class C Directors (unless a Class C Voting Conversion has occurred), as the case may be.

                                  ARTICLE 8.
                              GENERAL PROVISIONS

     8.1.  Fiscal Year.  The fiscal year of the corporation shall be determined
           -----------
by resolution of the Board.

     8.2.  Seal.  The corporate seal shall have the name of the corporation
           ----
inscribed thereon and shall be in such form as may be approved from time to time by the Board.

     8.3.  Waiver of Notice of Meetings of Stockholders, Directors and
           -----------------------------------------------------------
Committees.  Any written waiver of notice, signed by the person entitled to
----------
notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

     8.4.  Form of Records.  Any records maintained by the corporation in the
           ---------------
regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

     8.5.  Representation of Shares of Other Corporations.  The Chief Executive
           ----------------------------------------------
Officer or any other officer or officers authorized by the Board are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

     8.6.  Dividends.  Dividends upon the capital stock of the corporation,
           ---------
subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     8.7.  Checks.  All checks or demands for money and notes of the corporation
           ------
shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

     8.8.  Loans to Officers.  The corporation may lend money to, or guarantee
           -----------------
any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     8.9.  Inspection of Books and Records.  Any stockholder of record, in
           -------------------------------
person or by attorney or other agent, shall, upon written demand upon oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

     8.10. Section Headings.  Section headings in these bylaws are for
           ----------------
convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     8.11. Inconsistent Provisions.  In the event that any provision of these
           -----------------------
bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the Delaware General Corporation Law or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

                 [Remainder of Page Intentionally Left Blank]

                           CERTIFICATE OF SECRETARY
                                      OF
                    ENTRAVISION COMMUNICATIONS CORPORATION

     The undersigned, Paul A. Zevnik, hereby certifies that he the duly elected and acting Secretary of Entravision Communications Corporation, a Delaware corporation (the "Company"), and that the Bylaws attached hereto constitute the Bylaws of the Company as duly adopted by the Board of Directors of the Company by unanimous written consent on ____________________, 2000.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his this _____ day of __________________, 2000.

                              __________________________________________________
                              Paul A. Zevnik, Secretary

                                  EXHIBIT "D"

                               CONSENT OF SPOUSE
                               -----------------

     I, _____________________, spouse of _______________________, do hereby certify, acknowledge and agree as follows:

     1. I have read and approve each and every provision set forth in the foregoing Exchange Agreement (the "Agreement") dated as of April _____, 2000 by and among Entravision Communications Corporation, a Delaware corporation (the "Corporation"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), each of the individual, trust and/or other entity members of the Company listed on Schedule "A" attached thereto, each of
                                        ------------
the stockholders of the Members Companies (as defined therein) of the Company listed on Schedule "A" attached thereto, and Univision Communications Inc., a
          ------------
Delaware corporation.

     2. I accept and agree to be bound by the Agreement in all respects and in connection with any interest I may have in either the Corporation, the Company or any of the Member Companies, whether that interest may be community property or quasi-community property under the laws or other laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.

     3. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement.

     4. I hereby consent to any amendments or modifications to the Agreement that are consented to, executed by or otherwise binding upon my spouse.

Dated:_______________________.


                              --------------------------------------------------
                              [Signature]

                              --------------------------------------------------
                              [Print Name]

                                  EXHIBIT "B"

                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

                           INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "Agreement") is made as of April 19, 2000 (the "Effective Date"), by and among Entravision Communications Corporation, a Delaware corporation (the "Corporation"), Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), TSG Capital Fund III, L.P. (the "Investor"), and the other principal equityholders of the Company and their affiliates and the Corporation set forth on the signature pages hereto (the "Major Stockholders").

     WHEREAS, the Company, the Corporation and the Investor are parties to that certain Convertible Subordinated Note Purchase Agreement (the "Purchase Agreement") providing for, among other things, the purchase and sale of a Convertible Subordinated Note of the Company (the "Note") which are automatically exchangeable into Series A Convertible Preferred Stock of the Corporation (the "Series A Preferred Stock") concurrently with the Roll-Up (as defined in the Purchase Agreement).

     WHEREAS, the Major Stockholders are the principal holders of the membership units in the Company (the "Units") and will become the principal holders of common stock of the Corporation ("Common Stock") concurrently with the Roll-Up (as defined in the Purchase Agreement).

     WHEREAS, the Company and the Corporation desire to grant to the Investor certain registration, co-sale, voting, right of first refusal, information and other rights as set forth herein.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1.   Registration Rights.  The Corporation covenants and agrees as follows
          -------------------
(capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement):

          1.1. Definitions.  For purposes of this Section 1:
               -----------

               1.1.1. The term "1934 Act" means the Securities Exchange Act of l934, as amended.

               1.1.2. The term "Act" means the Securities Act of 1933, as amended.

               1.1.3. The term "Closing" has the meaning ascribed to it in the Purchase Agreement.

               1.1.4. The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

               1.1.5. The term "Holder" means the Investor and its respective permitted successors and assigns.

               1.1.6. The terms "register," registered and registration refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

               1.1.7. The term "Registrable Securities" means (i) Common Stock issuable or issued upon conversion of the Series A Preferred Stock which the Investor currently has the right to acquire by conversion or exchange of the Note, and (ii) any Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not duly assigned as provided herein or any Registrable Securities after such securities have been sold to the public or sold pursuant to Rule 144 promulgated under the Act.

               1.1.8. The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               1.1.9. The term "SEC" shall mean the Securities and Exchange Commission.

          1.2. Request for Registration
               ------------------------

               1.2.1.  Registration Rights.  If the Corporation shall receive at
                       -------------------
any time after one (1) year after the effective date (the "IPO Date") of the first registration statement for a public offering of securities of the Corporation (other than a registration statement relating either to the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan), a written request from Holders of fifty percent (50%) or more of the Registrable Securities then outstanding ("Initiating Holders"), requesting that the Corporation file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $20 million, then the Corporation shall:

                       (a) within twenty (20) days of the receipt thereof, give written notice of such request to all Holders; and

                  (b) use reasonable and diligent efforts to cause such shares to be registered under the Act as soon as practicable, subject to the limitations of subsection 1.2.2.

          1.2.2.  Underwriting: Requirements. If the Initiating Holders intend
                  --------------------------
to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to subsection 1.2.1 and the Corporation shall include such information in the written notice referred to in subsection 1.2.1.(a). The underwriter will be selected by the Corporation from among the lead underwriters in its initial public offering or from another investment banking firm of national repute and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder or other holder of securities of the Corporation to include securities in such registration shall be conditioned upon such Holder's or holders' participation in such underwriting and the inclusion of such Holder's or holders' securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder or holder) to the extent provided herein. All Holders and other holders of securities of the Corporation proposing to distribute their securities through such underwriting shall (together with the Corporation as provided in subsection 1.5.5) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Corporation shall so advise all Holders of Registrable Securities and other holders of registration rights which would otherwise be underwritten pursuant hereto, and the number of securities that may be included in the underwriting on behalf of each Holder or other holder shall be allocated on a pro-rata basis among the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement with the Corporation; provided, however, that the numbers of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration. For purposes of allocating securities to be included in any offering, for any selling stockholder which is a partnership or corporation, the "affiliates" (as defined in Rule 405 under the Act), partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence. To facilitate the allocation of shares in accordance with the above provisions, the Corporation may round the number of shares allocated to any Holder to the nearest 100 shares.

          1.2.3. Notwithstanding the foregoing, if the Corporation shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of

Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Corporation shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than once in any twelve-month period.

               1.2.4. In addition, the Corporation shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 1.2:

                      (a) Of more than fifty percent (50%) of the Registrable Securities eligible to make a demand pursuant to Section 1.2.1 in the two (2) year period following the IPO Date.

                      (b)  Of more than one (1) demand registration in the two
(2) year period following the IPO Date.

                      (c) After the Corporation has effected two (2) such registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective.

                      (d) During the period starting with the date sixty (60) days prior to the Corporation's good faith estimate of the date of filing of, and ending on a date one hundred eighty (I80) days after the effective date of,
(x) the Corporation's initial registered offering of its securities to the general public (other than a registration statement relating to either the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), (y) a previous registration subject to this Section 1.2 or (z) a previous registration subject to Section 1.3 hereof; provided, that, the Corporation is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                      (e) In any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process, unless the Corporation is already subject to service in such jurisdiction and except as required by the Act; or

                      (f) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3. Corporation Registration.
               ------------------------

               1.3.1. Registration Rights.  If (but without any obligation to do
                      -------------------
so) the Corporation proposes to register (including for this purpose a registration effected by the

Corporation for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than the initial public offering of its securities or a registration relating solely to the sale of securities to participants in a Corporation stock plan, a registration pursuant to a Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Corporation shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Corporation in accordance with Section 4.5, the Corporation shall, subject to the provisions of paragraph 1.3.2 below, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               1.3.2. Underwriting Requirements. In connection with any offering
                      -------------------------
involving an underwriting of shares of the Corporation's capital stock, the Corporation shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. Allocation of securities to be sold in any such offering shall be made on a pro-rata basis among the selling stockholders according to the total number of securities held by each such selling stockholder and entitled to inclusion therein on the basis of a registration rights agreement now or hereafter entered into with the Corporation. For purposes of allocation of securities to be included in any offering, for any selling stockholder which is a partnership or corporation, the "affiliates" (as defined in Rule 405 under the Act), partners, retired partners and stockholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.4. Form S-3 Registration.  In case the Corporation shall receive
               ---------------------
from any Holder or Holders of Registrable Securities a written request or requests that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Corporation will:

               1.4.1. promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               1.4.2. as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:
(1) if the Registrable Securities requested by all Holders to be registered pursuant to this Section 1.4 have an anticipated aggregate offering price to the public (before deducting any underwriter discounts, concessions or commissions) of less than $1,000,000; (2) if Form S-3 is not available for such offering by the Holders; (3) if the Corporation shall furnish to the Holders a certificate signed by the President of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Corporation shall not utilize this right more than once in any twelve-month period; (4) if the Corporation has, within the twelve (12) month period preceding the date of such request, already effected one (1) or more registrations on Form S-3 pursuant to this Section 1.4; or (5) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               1.4.3. Subject to the foregoing, the Corporation shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration pursuant to Sections 1.2.

         1.5.  Obligations of the Corporation.  Whenever required under this
               ------------------------------
Section 1 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

               1.5.1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Corporation.

               1.5.2. Prepare and file with the SEC such amendments including post-effective amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               1.5.3. Furnish (at no cost) to the Holders such numbers of copies of a prospectus, including a preliminary prospectus and each amendment and supplement thereto, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               1.5.4. Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               1.5.5. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and performs its obligations under such an agreement.

               1.5.6. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               1.5.7. Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

               1.5.8. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               1.5.9. In the event of any underwritten public offering, cooperate with the selling Holders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors at reasonable times) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Corporation.

               1.5.10. Notify each Holder of Registrable Securities covered by such registration statement: (i) when such registration statement or any post-effective amendment to the registration statement has been declared effective by the SEC, (ii) of any request by the SEC for amendments or supplements to such registration statement or prospectus or for additional information; and (iii) of the receipt by the Corporation of any notification from any public board or body with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.

               1.5.11. Notify each Holder of Registrable Securities of the issuance of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and the Corporation shall use its reasonable best efforts to prevent the issuance of any stop order, or if any order is issued, to obtain the withdrawal thereof.

               1.5.12. Take all actions necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities and the transfer thereof upon resale by the Holder of such Registrable Securities in accordance with the applicable prospectus.

               1.5.13. Otherwise use its reasonable and diligent efforts in its performance of its obligations hereunder to comply with all applicable rules and regulations of the SEC and of state securities commissions and nay stock exchange or automated quotation system.

         1.6.  Furnish Information.
               -------------------

               1.6.1. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               1.6.2. The Corporation shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 if, due to the operation of subsection 1.6.1, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Corporation's obligation to initiate such registration as specified in subsection 1.2.1 or subsection 1.4.2, whichever is applicable.

         1.7.  Expenses of Demand, Corporation or S-3 Registration. All expenses
               ---------------------------------------------------
(exclusive of underwriting discounts and commissions and stock transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to this Section 1 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Corporation and the reasonable fees and disbursements of one counsel for all selling Holders of Registrable Securities shall be borne by the Corporation.

         1.8.  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.9.  Indemnification. In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               1.9.1. To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, the constituent partners and members, or officers, directors employees and affiliates of each Holder and, if such holder is a natural person his or her heirs, personal representatives and assigns, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Act, any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Corporation will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information fumished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting such losses, claims, damages, or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

               1.9.2. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, severally but not jointly, against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall Holder's cumulative, aggregate liability under this subsection 1.9.2, under Section 1.9.4, or under such sections together, exceed. the net proceeds received by such Holder from the offering out of which such Violation arises.

               1.9.3. Promptly after receipt by an indemnified party under this Section l.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, except to the extent the failure to deliver notice prejudices its ability to defend such action. Any omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

               1.9.4. If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               1.9.5. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. In addition, any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

               1.9.6.  The obligations of the Corporation and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.10.  Reports under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to:

               1.10.1. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Corporation for the offering of its securities to the general public;

               1.10.2. take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective;

               1.10.3. file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

               1.10.4. furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Corporation that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Corporation), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.11.  Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Corporation to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to, (i) in the case of any Holder that is a partnership, limited liability company or corporation, any current and former constituent partners, members, stockholders, affiliate funds and affiliates of that Holder, or (ii) in the case of any Holder, (x) a transferee or assignee of such securities who, after such assignment or transfer, holds at least twenty percent (20%) (as appropriately adjusted for all stock splits, dividends, combinations, reclassifications and other like transactions) of the Registrable Securities originally held by such transferring Holder, (y) a transferee or assignee who is a spouse, lineal descendant, adopted child, father, mother, brother or sister (each, a "Family Member") of Holder or
(z) or to a trust, the beneficiaries of which are exclusively the Holder and/or Family Members, provided, in each case, that: (a) the Corporation is, within a reasonable time after such transfer, fumished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.12 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee of a holder of Registrable Securities, the holdings of "affiliates" (as defined in Rule 405 under the Act) of such holder, affiliated partnerships, constituent or retired partners of such partnerships (as well as Family Members of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with such partnership and its affiliated partnerships and other entities; provided, that, all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.12.  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
                 ----------------------------
for a period of one (1) year following the IPO Date, it shall not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities of the Corporation held by it at any time during such period.

          During such one (1) year period, each Holder agrees to provide to the underwriters of any public offering such further agreements as such underwriter may reasonably request in connection with this market stand-off agreement, provided that the terms of such agreements are substantially consistent with the provisions of this Section 1.12. In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one (1) year period.

          Notwithstanding the foregoing, the obligations described in this
Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction.

          1.13.  Termination of Registration Rights.  The right of any Holder to
                 ----------------------------------
request registration or to include Registrable Securities in any registration pursuant to this Section 1 shall terminate upon the earlier of (i) the date which is five (5) years after the IPO Date, or (ii) such date as a public trading market shall exist for the Corporation's Common Stock and all shares of Registrable Securities beneficially owned and subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period, provided that such Holder is not then an "affiliate" of the Corporation within the meaning of Rule 144 and such Holder owns less than 1% of the then outstanding shares of Common Stock.

          1.14.  Limitations on Subsequent Registration Rights.  From and after
                 ---------------------------------------------
the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any Holder or prospective holder of any securities of the Corporation granting registration rights with respect to such securities, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

     2.   Covenants.
          ---------

          2.1. Delivery of Financial Statements.  The Corporation and the
               --------------------------------
Company shall deliver to each Holder of at least $10 million in principal amount of Notes and/or at least 1,200,000 shares as appropriately adjusted for all stock splits, dividends, combinations, reclassifications and other like transactions of Series A Preferred Stock and/or Common Stock (each, a "Major Holder"):

               2.1.1.  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company or the Corporation commencing with the fiscal year ending December 31, 2000, an income statement for such fiscal year, a balance sheet of the Company or the Corporation and statement of stockholders' equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited by independent public accountants of nationally recognized standing selected by the Corporation;

               2.1.2. as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company or the Corporation, if available, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

               2.1.3. as soon as practicable, any written reports to the members or stockholders of the Company or the Corporation; or

               2.1.4. such other information relating to the financial condition, business or corporate affairs of the Company or the Corporation as the Holder or any assignee of the Holder may from time to time request, provided, however, that the Corporation shall not be obligated under this subsection 2.1.4 or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2. Termination of Information Covenant.  Unless otherwise
               -----------------------------------
specifically provided, the covenants set forth in this Section 2.1 shall terminate and be of no further force or effect (i) upon consummation of a public offering of the Corporation's Common Stock with total gross offering proceeds to the Corporation in excess of $50 million (a "Qualified Public Offering"), or
(ii) as to the Investor, or transferee or assignee of the Investor, who holds less than $10 million in principal amount of Notes and/or 1,200,000 of the then outstanding shares of the Series A Preferred Stock (or Common Stock issued upon conversion thereof).

          2.3. Entravision Issuances.
               ---------------------

               2.3.1.  Right to Maintain Proportionate Ownership.
                       -----------------------------------------

                       (a) In the event (i) the Company desires to sell and issue units of its membership interests or rights, options or other securities exercisable for or convertible into units of its membership interests (directly or indirectly) and whether or not such right or option or other security is immediately exercisable or convertible ("Units"), or (ii) the Corporation desires to sell and issue shares of its capital stock or rights, options or other securities exercisable for or convertible into shares of its capital stock (directly or indirectly) and whether or not such right or option or other security is immediately exercisable or convertible ("Shares") (with Units and Shares referred to collectively as the "Equity Securities" and the Company and the Corporation referred to herein collectively as "Entravision"), then Entravision shall first notify each Holder of the material terms of the proposed sale (including price and number of Equity Securities to be offered) and shall permit each Holder to acquire, at the time of consummation of such proposed issuance and sale and on such terms as are specified in Entravision's notice pursuant hereto, such number of Equity Securities proposed for issuance and sale as would be required to enable each to maintain its ownership rights in Entravision following such issuance, on an as-converted, and/or exercised, fully diluted percentage basis (without regard to reserved but unissued options), at the level maintained by it immediately prior to such proposed issuance. The Holders shall each have fifteen (15) days after the date of any such notice to elect by notice to Entravision to purchase such Equity Securities on such terms and at the time the proposed sale is consummated. For the purposes of determining the number of Equity Securities held by a Holder, transferee or assignee of Equity Securities the holdings of "affiliates" (as defined in Rule 405 under the Act), affiliated partnerships and other entities, constituent or retired partners of such partnerships (as well as Family Members of such partners or spouses who acquire Equity Securities by gift, will or intestate succession) shall be aggregated together with such affiliates, partnership and its affiliated partnerships and other entities. Each Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates (or to assign such right of first offer to such partners and affiliates) in such proportions as it deems appropriate.

                       (b) The right to maintain proportionate ownership set forth in this Section 2.3.1 shall not be applicable (A) to the issuance or sale of Equity Securities (or options or warrants therefor) approved by Entravision's Executive Committee, Board of Directors or Compensation Committee thereof to officers, directors, executive committee members, employees or consultants (pursuant to equity purchase, equity option or similar plans) for the primary purpose of soliciting or retaining their services, (B) to the issuance of Equity Securities upon conversion of Entravision's Equity Securities, provided such Equity Securities are outstanding on the date hereof or the issuance or sale was effected in accordance with this Section 2.3, (C) to the issuance of securities in connection with a bona fide business acquisition of or by Entravision approved by the Executive Committee or the Board of Directors with a non-affiliated third party, whether by merger, consolidation, sale or transfer of assets, sale or exchange of Equity Securities or otherwise,
(D) to the issuance of Equity Securities to financial institutions or lessors in connection with bona fide, arm's-length commercial credit arrangements, equipment financings or similar transactions approved by the Executive Committee or the Board of Directors, (E) to the issuance of Equity Securities in connection with any Equity Security split, Equity Security dividend or recapitalization by Entravision, (F) to the issuance of Equity Securities of Entravision (or options or warrants therefor) pursuant to strategic transactions with a non-affiliated third party approved by the Executive Committee or the Board of Directors with a primary purpose other than equity financing, (G) the issue of Equity Securities in connection with the conversion of convertible subordinated debt held by Univision Communications Inc., as of the date hereof or (H) securities issued in the IPO.

                       (c) The right to maintain proportionate ownership set forth in this Section 2.3.1 shall terminate upon the earlier of immediately prior to the closing of a Qualified Public Offering or immediately prior to the closing of a "Qualified Acquisition" (defined below). For purposes of this Agreement, a "Qualified Acquisition" shall mean: (i) any consolidation or merger of Entravision with or into any other corporation or corporations following which the holders of Entravision's outstanding Equity Securities immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain Equity Securities representing a majority of the voting power of the surviving corporation of such consolidation or merger or stock representing a majority of the voting power of an entity that wholly owns, directly or indirectly, the surviving entity of such consolidation or merger;
(ii) the sale, transfer or assignment of Equity Securities of Entravision representing a majority of the voting power of all Entravision's outstanding voting Equity Securities by the holders thereof to an acquiring party in a single transaction or series of related transactions; (iii) any other sale, transfer or assignment of Equity Securities of Entravision representing over fifty percent (50%) of the voting power of Entravision's then outstanding voting Equity Securities by the holders thereof to an acquiring party; or (iv) the sale or transfer of all or substantially all of Entravision's assets.

          2.4. Co-Sale Rights.
               --------------

               2.4.1.  Transfer Notice.  If at any time a Major Stockholder
                       ---------------
proposes to transfer Equity Securities to any person pursuant to an understanding with such person (a "Transfer"), then such Major Stockholder shall give Entravision and each Holder written notice of the Major Stockholder's intention to make the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the Equity Securities to be transferred (the "Offered Equity Securities"), (ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall include a copy of any written proposal, term sheet or letter of intent or other agreement related to the proposed Transfer.

               2.4.2.  Right to Participate.  Each Holder which notifies the
                       --------------------
Major Stockholder proposing to make a Transfer in writing within fifteen (15) days after receipt of the Transfer Notice shall have the right to participate in the sale of the Equity Securities on the same terms and conditions as specified in the Transfer Notice (such proposed terms and conditions, a "Purchase Offer"). To the extent a Holder exercises such right of participation in accordance with the terms and conditions set forth below, the number of Equity Securities that the Major Stockholder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation of the Holders shall be subject to the following terms and conditions:

                       (a) Each Holder may sell all or any part of that number of Holder Equity Securities equal to the product obtained by multiplying the aggregate number of Equity Securities covered by the Purchase Offer by a fraction, (x) the numerator of which shall be the number of Equity Securities (on an as-converted, as-exercised fully diluted basis) at the time owned by such Holder and (y) the denominator of which shall be the number of shares of Equity Securities (on an as converted, as-exercised fully diluted basis) at the time owned by all Holders electing to participate in the sale and all Major Stockholders participating in the sale.

                       (b) Each Holder may effect its participation in the sale by first taking all steps necessary to convert the securities of Entravision currently held by such Holder into Class A Units, in the case of a Purchase Offer with respect to Units or Class A Common Stock, in the case of a Purchase Offer of Class A Common Stock or Class B Common Stock of the Corporation. Such Holder shall also deliver to the Major Stockholder, for transfer to the purchase offeror, an assignment separate from certificate, in the case of Class A Units, or one or more certificates, properly endorsed for transfer, in the case of Class A Common Stock, that represents the number of Equity Securities that the Holder elects to sell pursuant to Section 2.4.2.

                       (c) To the extent that any prospective purchaser or purchasers prohibit such exercise of co-sale right or otherwise refuse to purchase Equity Securities from a Holder exercising its co-sale right hereunder, the Major Stockholder shall not sell to such prospective purchaser or purchasers any Equity Securities unless and until, simultaneously with such sale, the Major Stockholder shall purchase such Equity Securities from such Holder for the same consideration and on the same terms and conditions as the proposed transfer described in the Major Stockholder's Notice.

               2.4.3.  Mechanics of Transfer.  The assignment or stock
                       ---------------------
certificates that the Holders deliver to the Major Stockholders pursuant to
Section 2.4.2 shall be transferred by such Major Stockholder to the purchase offeror in consummation of the sale of the Major Stockholder's Equity Securities pursuant to the terms and conditions specified in the Transfer Notice, and the Major Stockholders shall promptly thereafter remit to each of the Holders that portion of the sale proceeds to which each Holder is entitled by reason of its participation in such sale. In the event that less than all the Equity Securities represented by such assignment separate from certificate or the shares represented by such a stock certificate are sold pursuant to Section 2.4.1, the Seller shall instruct the Corporation or the Company to issue a new certificate to the Holder representing the shares not sold.

               2.4.4.  No Effect on Subsequent Rights.  The exercise or non-
                       ------------------------------
exercise of the rights of any Holder hereunder to participate in one or more sales of the Major Stockholders' Equity Securities made by a Major Stockholder shall not adversely affect the Holder's rights to participate in subsequent sales of Equity Securities by a Major Stockholder. Any person who acquires Equity Securities from a Major Stockholder must prior to or concurrently with any such transfer execute and deliver a written agreement satisfactory in form and substance to the Holders agreeing to be bound by the provisions of this Agreement.

          2.5. Prohibited Transfers.
               --------------------

               2.5.1.  Agreement Not to Transfer.  Any attempt by a Major
                       -------------------------
Stockholder to transfer any Equity Securities in violation of Section 2.4 shall be void and Entravision agrees that it will not effect such a transfer nor will it treat any alleged transferee in violation of Section 2.4 as the holder of such shares.

               2.5.2.  Repurchase.  In the event a Major Stockholder should sell
                       ----------
any Equity Securities in contravention of the participation rights of the Holders under Section 2.4 (a "Prohibited Transfer"), each Holder shall have the option to sell to such Major Stockholder a number of Registrable Securities equal to such Holder's pro rata share (as determined pursuant to Section 2.4.2(a) above), provided, that, the date of the Transfer Notice (if any) shall be understood to mean the date of the Prohibited Transfer, on the following terms and conditions:

                       (a) The price per share at which such Equity Securities are to be sold to such Major Stockholder under this Section 2.5.2 shall be equal to the price per share paid by the third-party purchaser or purchasers of the Equity Securities (the "Contingent Purchaser") to such Major Stockholder.

                       (b) Such Holder shall deliver to such Major Stockholder as applicable within ninety (90) days after such Holder has received notice from a Major Stockholder or otherwise become aware of the Prohibited Transfer, the assignment separate from certificate or the certificate or certificates representing Equity Securities to be sold, each certificate to be properly endorsed for transfer.

                       (c) Such Major Stockholder shall, immediately upon receipt of the assignment or certificates for the Shares, pay the aggregate purchase price therefor, by certified check or bank draft made payable to the order of such Holder, and shall reimburse such Holder for any reasonable additional expenses, including reasonable legal fees and expenses, incurred in effecting such purchase and sale.

               2.5.3.  Exclusions.  The participation rights of the Holders set
                       ----------
forth in Section 2.4 shall not pertain or apply to (i) any pledge of Equity Securities made by a Major Stockholder that creates only a security interest,
(ii) any bona fide gift or estate planning transaction, (iii) any distribution by a Major Stockholder that is a partnership to the current or former partners or other interest holders of such Major Stockholder or (iv) any distribution or transfer by a Major Stockholder to any other Major Stockholders or to affiliate (as defined in Rule 405 under the Act) of such Major Stockholder or any other Major Stockholder, provided, that, in each case, the pledgee, transferee or donee shall furnish the Holders with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Major Stockholders.

          2.6. Termination.  The provisions of Sections 2.4 and 2.5 shall
               -----------
terminate immediately prior to the closing of a Qualified Public Offering or a Qualified Acquisition.

     3.   Series A Designee.  In the period that at least fifty percent (50%) of
          -----------------
the shares of Series A Preferred Stock remain outstanding, each Major Stockholder shall vote (or shall cause to be voted) all shares of Equity Securities owned or controlled by such Major Stockholder (including any Equity Securities hereafter acquired), at any regular or special meeting of shareholders of the Corporation, shall take all action by written consent in lieu of such meeting of shareholders, and shall take all other actions necessary, to ensure that there shall be elected as a director and member of the Board of Directors of the Corporation one (1) individual (the "Series A Designee") designated by the holders of a majority of the outstanding Series A Preferred Stock.

          The Series A Designee shall be removed (with or without cause), if holders of a majority of the outstanding Series A Preferred Stock so request such removal by written notice to the Corporation. If stockholder approval is required for any removal hereunder, such removal shall be effected upon the affirmative vote or action by written consents of holders of a majority of the outstanding Series A Preferred Stock, and each Major Stockholder hereby agrees to vote all such shares then owned or held of record by him, or to take action by written consent, to effect such removal.

          In the event that a vacancy is created on the Board of Directors of the Corporation by the death, disability, retirement, resignation or removal (with or without cause) of the Series A Designee, each Major Stockholder hereby agrees to vote or take action by written consent, in each case, to the extent such Major Stockholder shall be entitled to do so, and to use his reasonable and diligent efforts to cause the remaining directors to vote or take action by written consent, for the election of a nominee to be designated by the holders of a majority of the outstanding Series A Preferred Stock.

          Each Major Stockholder covenants and agrees that, except as a result of transfers expressly permitted by, and pursuant to and in accordance with, this Agreement, such Major Stockholder will have sole voting power with respect to such Major Stockholder's Equity

Securities and will not grant any proxy with respect to such Equity Securities, enter into any voting trust or other voting agreement or arrangement with respect to such Equity Securities, enter into any voting trust or other voting agreement or arrangement with respect to such Equity Securities or grant any other rights to vote such Equity Securities inconsistent with the agreement to vote such Equity Securities as set forth herein.

     4.   Negative Covenants.
          ------------------

          4.1. Without the consent of Holders of the majority of the Registrable Securities, neither the Company nor the Corporation shall:

               (a) declare or pay any dividend, or make any other distribution or payment, on any Equity Securities (except on the Corporation's Series A Preferred Stock, dividends or distributions payable by the Company or the Corporation in their respective Equity Securities or dividends or distributions payable to the Company or the Corporation by any subsidiary thereof);

               (b) purchase, redeem or otherwise retire for value any Equity Securities of the Company or the Corporation (other than repurchase of Equity Securities from employees, officers, directors, consultants or other persons performing services for the Company or the Corporation or any subsidiary pursuant to arrangements approved by the Executive Committee of the Company or the Board of Directors of the Corporation, as the case may be, and in no event shall such arrangements include the purchase or acquisition of Equity Securities of the Company or the Corporation held by Walter F. Ulloa, Philip C. Wilkinson, Paul A. Zevnik or any affiliates or transferees thereof without the prior written consent of the holders of the majority of the Registrable Securities, which consent shall not be unreasonably withheld);

               (c) liquidate, dissolve or wind-up the Company or the Corporation;

               (d) enter into or engage in any transaction with an affiliate (as defined in the 1934 Act) on terms less advantageous to the Company or the Corporation than would be the case if such transaction had been effected with a non-affiliate;

               (e) issue or incur any indebtedness which violates the terms of that certain Amended and Restated Credit Agreement dated November 10, 1998, as amended from time to time, between the Company and Union Bank of California, N.A. or any successor agreement with the lead lender upon refinancing of such debt;

               (f) the Company shall not amend its Certificate of Formation or Operating Agreement and the Corporation shall not amend its Certificate of Incorporation or Bylaws in any fashion which will adversely affect the rights of the Investor; or

               (g) the Company shall not consent to the amendment of the Exchange Agreement (or the First Restated Certificate of Incorporation or the First Amended and Restated Bylaws of the Corporation attached as exhibits to the Exchange Agreement) in a fashion that in adversely affect the rights of the Investor.

          4.2. The provisions of this Section 4 shall terminate immediately prior to the closing of a Qualified Public Offering or Qualified Acquisition.

     5.   Affirmative Covenants.
          ---------------------

          5.1. The Company and the Corporation will, and will cause each of their subsidiaries to, preserve and maintain its existence and its material rights, franchises, leases, licenses and privileges in the state of its incorporation or organization, except where the failure to do so would not have a material adverse effect on the assets, liabilities or properties of the Company or the Corporation and their subsidiaries taken as a whole (a "Material Adverse Effect").

          5.2. The Company and the Corporation will, and will cause each of their subsidiaries to, comply in all material respects with the requirements of all applicable laws, regulations, contracts and licenses, except where the failure to do so would not have a Material Adverse Effect.

          5.3. The Company and the Corporation will file and pay all taxes and assessments when due (except in the case of a bona fide dispute), except where the failure to do so would not have a Material Adverse Effect.

          5.4. The Company and the Corporation will complete the Roll-Up in accordance with the Exchange Agreement no later than the Interim Closing Deadline as defined in that certain Acquisition Agreement and Plan of Merger by and among the Company, the Corporation, ZSPN Acquisition Corporation and Z-Spanish Media Corporation and its stockholders of even date herewith.

          5.5. The provisions of this Section 5 shall terminate immediately prior to the closing of a Qualified Public Offering or Qualified Acquisition.

     6.   Miscellaneous.
          -------------

          6.1. Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.2. Governing  Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions of the State of Delaware or any other state.

          6.3. Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.4. Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.5. Notices.  Except as otherwise provided herein, all notices and
               -------
other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of confirmed facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to a Holder or Major Stockholder, at such Holder's or Major Stockholder's address as set forth on Exhibit "A" hereto and (ii) if to the Corporation, at the address
             -----------
of its principal corporate offices (attention: Secretary), or at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above.

          6.6. Expenses.  Except as otherwise provided herein, if any action at
               --------
law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.7. Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation, the holders of a majority of the Registrable Securities then outstanding, and the holders of a majority of the Major Stockholders' Equity Securities then outstanding; provided, further, that the provisions of Section 3 hereof relating to the Series A Director Designee shall not be amended without the written consent of TSG for so long as TSG has the right to designate such Designee. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Corporation and each Major

Stockholder.

          6.8.  Aggregation of Stock.  All Shares held or acquired by entities,
                --------------------
partnerships, former partnerships or "affiliates" (as defined in Rule 405 under the Act) of a Holder or Family Members of such Holder, or trusts the beneficiaries of which are affiliated entities or persons and/or Family Members of such Holder (collectively, "Affiliates") shall be aggregated together for the purpose of determining the availability or discharge of any rights of such Holder under this Agreement. Any Affiliate or Affiliate group shall be entitled to designate one person as representative of such group for the purpose of exercising any right or undertaking any obligation of such group hereunder (including without limitation voting any Shares held by any such Affiliate or member of any such Affiliate group), and the Company and the Corporation shall be entitled to rely on the representative for such purposes.

          6.9.  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.10. Entire Agreement: Amendment: Waiver.  This Agreement (including
                -----------------------------------
the Exhibits hereto, if any) constitutes the full and entire understanding and Agreement between the parties with regard to the subjects hereof and thereof.

          6.11. Specific Performance: Proxies.  The parties hereto agree that
                -----------------------------
irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with these specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, if any provision in this Agreement shall constitute the granting of a proxy, the parties hereto agree that such proxy shall be deemed to be coupled with an interest.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

                    ENTRAVISION COMMUNICATIONS CORPORATION

                    By:_________________________________________________________
                         Walter F. Ulloa, Chairman and Chief Executive Officer

                    By:_________________________________________________________
                         Jeanette L. Tully, Chief Financial Officer

                    ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

                    By:_________________________________________________________
                         Walter F. Ulloa, Chairman and Chief Executive Officer


                    By:_________________________________________________________
                         Jeanette L. Tully, Chief Financial Officer

                    TSG CAPITAL FUND III, L.P.

                    By:_________________________________________________________
                    Name:_______________________________________________________
                    Title:______________________________________________________

                    ____________________________________________________________
                    Walter F. Ulloa

                    ____________________________________________________________
                    Philip C. Wilkinson

                    ____________________________________________________________
                    Paul A. Zevnik

           [Counterpart Signature Page to Investor Rights Agreement]

                                 EXHIBIT "C"

                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                  ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.
                   SUBORDINATED CONVERTIBLE PROMISSORY NOTE


$90,000,000                                                       April 20, 2000
                                                              New York, New York

     FOR VALUE RECEIVED, Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), promises to pay to TSG Capital Fund III, L.P., a Delaware limited partnership (the "Holder"), or its registered assigns, the principal sum of Ninety Million Dollars ($90,000,000), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this subordinated convertible promissory note ("Note") on the unpaid principal balance calculated in accordance with Section 2 hereof. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder from the date of this Note as set forth above (the "Effective Date"), shall be due and payable on the earlier of
(i) the fourth (4/th/) anniversary of the Effective Date, or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by the Holder or become automatically due and payable in accordance with Section 4 hereof. This Note is issued pursuant to the Note Purchase Agreement (as defined below). All payments of principal and interest hereunder shall be made by wire transfer to the account set forth on Schedule "A" or another bank account designated in writing by Holder.

     1.   Definitions.  As used in this Note, the following capitalized terms
          -----------
have the following meanings:

          (a) "Company" includes the limited liability company initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

          (b) "Certificate" shall mean the First Amended and Restated Certificate of Incorporation of the Corporation as amended and/or restated and effective immediately prior to the exchange of this Note.

          (c) "Change of Control" means the occurrence of any event whereby a person or group of persons acting in concert (other than current owners) shall
(i) become (whether by merger, consolidation, or transfer, redemption or issuance of capital stock, limited liability company interests, other Equity Securities or otherwise) the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities constituting more than fifty percent (50%) of the combined voting power of or the economic equity interest in the then-outstanding Equity Securities of the Company (or any surviving or resulting Person) or (ii) acquire assets constituting all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

          (d) "Class A Units" shall mean the Class A Units evidencing a membership interest in the Company in accordance with the terms of the Certificate of Formation and operating agreement of the Company, as amended from time to time.

          (e) "Corporation" shall mean Entravision Communications Corporation, a Delaware corporation.

          (f) "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, membership or partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

          (g)  "Event of Default" has the meaning given in Section 5 hereof.

          (h) "Holder" shall mean the person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

          (i) "Indebtedness" means all amounts owing with respect to indebtedness for borrowed money (but excluding the deferred purchase price of property or assets and accounts receivable or similar items arising in the ordinary course of business).

          (j) "IPO" means a public offering of common stock of the Corporation, pursuant to a registration statement that is declared effective under the Securities Act that results in net proceeds to the Corporation of not less than Fifty Million Dollars ($50,000,000).

          (k) "Make-Whole Premium" shall be an additional amount of interest payable by the Company to the Holder solely in the event of a default pursuant to Section 5(c) below in an amount equal to the difference between (i) interest otherwise paid pursuant to the terms of this Note and (ii) an amount equal to a thirty percent (30%) return, compounded annually, on the principal amount of this Note for the period between the Effective Date and the date all amounts due under this Note are paid.

          (l) "Note Purchase Agreement" shall mean the Note Purchase Agreement dated April 20, 2000 between the Company and the Holder (as amended, modified or supplemented from time to time).

          (m) "Obligations" shall mean and include all loans, advances, debts, liabilities and financial obligations, howsoever arising, owed by the Company to the Holder, now existing or hereafter arising under or pursuant to the terms of this Note, including, without limitation, all interest, fees, charges, expenses, and attorneys' fees and costs.

          (n) "Operating Agreement" shall mean the Operating Agreement of the Company, as amended from time to time.

          (o) "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

          (p) "Roll-Up" means the closing of that certain exchange transaction contemplated by the Exchange Agreement dated April 20, 2000, by and among the Company, its members and Univision Communications, Inc.

          (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (r) "Senior Indebtedness" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with, (i) secured or unsecured indebtedness or financial obligation of the Company or its Subsidiaries, to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending or financial institutions regularly engaged in the business of lending money or for reimbursement obligations, or letters of credit (excluding debt that is convertible or exercisable into equity through venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or (iii) any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

          (s) "Subsidiary" shall mean (a) any corporation of which more than fifty percent (50%) of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, limited liability company, joint venture, or other association of which more than fifty percent (50%) of the Equity Securities having the power to vote, direct or control the management of such partnership, limited liability company, joint venture or other association is at the time directly or indirectly owned and controlled by the Company, (c) any other entity included in the financial statements of the Company on a consolidated basis.

          (t) "Transaction Documents" shall mean this Note and the Note Purchase Agreement, and any other documents that may be exchanged between the Company and the Holder in connection with the issuance of the Note.

     2.   Interest.  The interest rate to be applied to the unpaid principal
          --------
balance of this Note shall be eight and one-half percent (8.5%) per annum and all accrued interest shall be payable annually in cash on each anniversary of the Effective Date and on each date on which a payment of principal is due hereunder. In the event this Note is converted into Class A Units of the Company or automatically exchanged into Series A Preferred Stock of the Corporation in accordance with Section 8, all interest accrued under this Note shall be payable at the option of the Company (or the Corporation) either in cash or in additional Class A Units or Series A Preferred Stock, valued as set forth in Section 8 below and shall be paid at the time of conversion or exchange. In the event of an occurrence of an Event of Default pursuant to
Section 5(c) below, the Company shall be obligated to pay the Holder additional interest in an amount equal to the Make-Whole Premium.

     3.   Prepayment.  Upon twenty (20) days prior written notice to the Holder
          ----------
and on a date which is at least twelve (12) months after the Effective Date of this Note, the Company may prepay this Note in whole or in part, unless the Holder elects to convert the Note in accordance with Section 8(a) of this Note. No prepayment of this Note may be made at any time prior to the date twelve (12) months after the Effective Date.

     4.   Certain Covenants.  While any amount is outstanding under the Note,
          -----------------
without the prior written consent of the Holder:

          (a) Dividends, Redemptions, Etc. Neither the Company nor the Corporation nor any of their Subsidiaries shall (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities, other than the repurchase of shares of common stock under option agreements or restricted stock purchase agreements with employees, directors or consultants pursuant to arrangements approved by the Executive Committee of the Company or the Board of Directors of the Corporation, as the case may be, and in no event shall such arrangements include the purchase or acquisition of Equity Securities of the Company or the Corporation held by Walter F. Ulloa, Philip C. Wilkinson, Paul A. Zevnik or any affiliates or transferees thereof without the prior written consent of the Holder, which consent shall not be unreasonably withheld; (iii) return any capital to any holder of its Equity Securities; (iv) make any distribution of assets to any holder of its Equity Securities; or (v) set apart any sum for any such purpose; provided, however, that any Subsidiary may pay cash dividends to the Company.

          (b) Incur Indebtedness. The Company or any Subsidiaries shall not incur any Indebtedness which violates the terms of that certain Amended and Restated Credit Agreement dated November 10, 1998, as amended from time to time, between the Company and Union Bank of California, N.A. or any successor agreement with the lead lender upon refinancing of such debt.

          (c) Liquidation. The Company shall not liquidate, dissolve or wind-up its affairs.

          (d) Amend Organizational Documents. The Company shall not amend its Certificate of Formation or Operating Agreement and the Corporation will not amend its Certificate of Incorporation or Bylaws in a fashion which will adversely affect the rights of the Holder of this Note or the holders of the Series A Preferred Stock issuable upon conversion or exchange of this Note.

          (e) Amend the Exchange Agreement. The Company shall not consent to the amendment of the Exchange Agreement (or the First Restated Certificate of Incorporation or First Amended and Restated Bylaws of the Corporation attached as exhibits to the Exchange Agreement) in a fashion which will adversely affect the rights of the Holder of this Note or the holders of the Series A Preferred Stock issuable upon conversion or exchange of this Note.

     5.   Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an "Event of Default" under this Note and the other Transaction Documents. Promptly upon the occurrence thereof, the Company shall provide the Holder with written notice of the occurrence of any Event of Default hereunder or any event of default with respect to any Senior Indebtedness.

          (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document on the date due and such failure continues for five (5) days; or

          (b) Voluntary Bankruptcy or Insolvency Proceedings. The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, (vii) becomes subject to an involuntary bankruptcy case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect which is not dismissed within ninety (90) days after the commencement thereof, or (viii) take any action for the purpose of effecting any of the foregoing; or

          (c) Closing of Roll-Up. The Company shall fail to close the Roll-Up by the Interim Closing Deadline, as defined in that certain Acquisition Agreement and Plan of Merger by and among the Company, the Corporation, ZSPN Acquisition Corporation, Z-Spanish Media Corporation and its stockholders of even date herewith (the "Merger Agreement").

     6.   Rights of the Holder Upon Default.  Upon the occurrence or existence
          ---------------------------------
of any Event of Default other than as described in Section 5(b) above, and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding; provided that if an Event of Default under Section 5(b) shall occur no declaration or notice by the Holder shall be necessary and such Event of Default shall occur automatically. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     7.   Subordination.  The indebtedness evidenced by this Note is hereby
          -------------
expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of Senior Indebtedness of the Company or its Subsidiaries.

          (a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, (i) no amount shall be paid by the Company in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on all of the Senior Indebtedness then outstanding.

          (b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and the Holder shall have received written notice thereof from the holder of such Senior Indebtedness or the Company, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note.

          (c) Further Assurances. By acceptance of this Note, the Holder agrees to execute and deliver customary forms of subordination agreements requested from time to time by the holders of Senior Indebtedness, and as a condition to the Holder's rights hereunder, the Company may require that Holder execute such forms of subordination agreements; provided that such forms shall not impose on the Holder terms less favorable than those provided herein. The Holder undertakes and agrees for the benefit of the holders of the Senior Indebtedness to execute, verify, deliver and file any proofs of claim that such holders may at any time require to prove and realize upon any rights or claims pertaining to the Note and to effectuate the full benefit of the subordination contained herein. Upon the failure of the Holder to do so, such holders of Senior Indebtedness shall be deemed to be irrevocably appointed as the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim.

          (d) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 7 to receive cash, securities or other properties otherwise payable or deliverable to the Holder, nothing contained in this Section 7 shall impair, as between the Company and the Holder, the obligation of the Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Holder, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law. The provisions of this Section 7 shall not apply to or in any manner restrict a conversion or exchange of the Notes under Section 8 hereof.

          (e) Reliance of the Holders of Senior Indebtedness. The Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the Indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness. A right of the holders of the Senior Indebtedness to enforce subordination as herein provided shall not at any time or in any way be affected or impaired by any failure to act on the part of the Company with the holders of the Senior Indebtedness, or by any non-compliance by the Company or any of its Subsidiaries with any of the terms, provisions or covenants of the Transaction Documents, regardless of any knowledge thereof, the holders of the Senior Indebtedness may have or otherwise be charged with.

     8.   Conversion.
          ----------

          (a) Voluntary Conversion. The Holder has the right, at the Holder's option at any time following December 31, 2000 (or at any time prior to December 31, 2000, solely in connection with the exercise of the Holder's co-sale rights pursuant to Section 2.4 of the Investor Rights Agreement), at any time prior to payment in full of this Note or exchange pursuant to Section 8(b) below to convert the Note at the office of the Company, into the number of Class A Units of the Company which is equal to the quotient obtained by dividing (i) the entire unpaid principal amount of this Note by (ii) the Note Conversion Price. For purposes of this Section 8(a), the "Note Conversion Price" shall be $198.37.

          (b) Automatic Exchange. The entire unpaid principal amount of this Note shall be automatically exchanged into Series A Preferred Stock of the Corporation concurrently with the closing of the Roll-Up. The number of shares of Series A Preferred Stock into which this Note shall be exchanged in the event of an automatic exchange pursuant to this Section 8(b) shall be equal to the entire unpaid principal amount of this Note divided by an amount equal to the lower of (i) 115% of the Entravision Share Consideration (as defined in the Merger Agreement) or (ii) the greater of ninety three percent (93%) of the price per share of Class A Common Stock of the Corporation issued in the IPO, or the Entravision Share Price (as defined in the Merger Agreement).

          (c) Note Conversion Price Adjustments for Certain Dilutive Issuances, Splits and Combinations. The Note Conversion Price shall be subject to adjustment from time to time as follows:

               (i) (1) If the Company shall issue, after the Effective Date, any Additional Units (as defined below) without consideration or for a consideration per share less than the Note Conversion Price in effect immediately prior to the issuance of such Additional Units, the Note Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Note Conversion Price by a fraction, the numerator of which shall be the number of Units outstanding immediately prior to such issuance plus the number of Units that the aggregate consideration received by the Company for such issuance (including Units deemed to be issued pursuant to Sections 8(c)(i)(5)(a) or (b)) would purchase at such Note Conversion Price; and the denominator of which shall be the number of Units outstanding immediately prior to such issuance (including Units deemed to be issued pursuant to Sections 8(c)(i)(5)(a) or (b)) plus the number of such Additional Units.

                    (2) No adjustment of the Note Conversion Price shall be made in an amount less than One Cent ($0.01), provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 8(c)(i)(5)(c) and (5)(d) below, no adjustment of such Note Conversion Price pursuant to this Section 8(c)(i) shall have the effect of increasing the Note Conversion Price above the Note Conversion Price in effect immediately prior to such adjustment.

                    (3) In the case of the issuance of Units for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (4) In the case of the issuance of the Units for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Executive Committee of the Company in good faith irrespective of any accounting treatment.

                    (5) In the case of the issuance (whether before, on or after the Effective Date) of options to purchase or rights to subscribe for Units, securities by their terms convertible into or exchangeable for Units or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this
Section 8(c)(i) and Section 8(c)(ii) below:

                         (a)  The aggregate maximum number of Units deliverable
upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Units shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 8(c)(i)(3) and 8(c)(i)(4) above), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Units covered thereby.

                         (b)  The aggregate maximum number of Units deliverable
upon conversion of or in exchange (to the extent then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 8(c)(i)(3) and 8(c)(i)(4) above).

                         (c)  In the event of any change in the number of Units
deliverable or in the consideration payable to the corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, without limitation, a change resulting from the antidilution provisions thereof, the Note Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Units or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (d)  Upon the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Note Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of Units (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         (e)  The number of Units deemed issued and the
consideration deemed paid therefor pursuant to Sections 8(c)(i)(5)(a) and (b) above shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 8(c)(i)(5)(c) or (d) above.

               (ii) "Additional Units" shall mean any Units issued (or deemed to have been issued pursuant to Section 8(c)(i)(5) above) by the Company after the Effective Date other than:

                     (1)  Units issued pursuant to a transaction described in
Section 8(c)(iii) below;

                     (2)  Units issued upon conversion of the Note;

                     (3) Units issued to banks, lenders and equipment lessors in connection with debt financings or equipment leases;

                     (4) Units issued for consideration other than cash in connection with mergers, consolidations, acquisitions of assets and other acquisitions or strategic transactions with non-affiliated third parties as approved by the Executive Committee of the Company;

                     (5) Units issued to members, Executive Committee members, officers, employees and consultants pursuant to an equity incentive plan or arranged approval by the Company's Executive Committee up to a maximum of fifteen percent (15%) of the equity of the Company on a fully-diluted basis; or

                     (6) Units issued by way of dividend or other distribution on Units for which an adjustment is made under Section 8(c)(iii) below.

               (iii) In the event the Company should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding Units or the determination of the holders of Units entitled to receive a dividend or other distribution payable in additional Units or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Units (hereinafter referred to as "Unit Equivalents") without payment of any consideration by such holder for the additional Units or the Unit Equivalents (including the additional Units issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Note Conversion Price shall be appropriately decreased so that the number of Units issuable on conversion of the Note shall be increased in proportion to such increase of the aggregate number of Units outstanding and those issuable with respect to such Unit Equivalents with the number of Units issuable with respect to Unit

Equivalents determined from time to time in the manner provided for deemed issuances in Section 8(c)(i)(5) above.

               (iv) If the number of Units outstanding at any time after the Effective Date is decreased by a combination of the outstanding Units, then, following the record date of such combination, the Note Conversion Price shall be appropriately increased so that the number of Units issuable on conversion of the Note shall be decreased in proportion to such decrease in outstanding Units.

          (d) Recapitalizations. If at any time or from time to time there shall be a recapitalization, reclassification of the Units, or a merger, transfer, consolidation or exchange in respect of the Units and does not constitute a Change in Control (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 8 or
Section 9) provision shall be made so that the Holders of the Note shall thereafter be entitled to receive upon conversion of the Note the number of Units or other securities or property of the Company or otherwise, to which a Holder of Units deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 8 with respect to the rights of the Holders of the Note after the recapitalization to the end that the provisions of this Section 8 (including adjustment of the Note Conversion Price then in effect and the number of Units purchasable upon conversion of the Note) shall be applicable after that event as nearly equivalent as may be practicable.

          (e)  Conversion Procedure.

               (i) Conversion Pursuant to Section 8(a). Before the Holder shall be entitled to convert this Note into Class A Units, it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice by registered or certified mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to
Section 8(a), and shall state therein the name or names in which the Class A Units are to be issued. The Company shall, as soon as practicable thereafter, issue the Class A Units to which the Holder shall be entitled upon conversion. The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the Class A Units upon such conversion shall be treated for all purposes as the record holder or the Holders of such Class A Units as of such date. Upon such conversion, the Holder shall be deemed to be admitted as a member of the Company concurrently with such conversion, subject to the execution by the Holder of the Operating Agreement of the Company, as amended, evidencing such Holder's agreement to be bound by the terms, conditions and restrictions of such Operating Agreement, as amended. The Company will take all other actions and execute all other documents as reasonably necessary to admit the Holder as a member of the Company.

               (ii) Exchange Pursuant to Section 8(b). If this Note is automatically exchanged, the Company shall give at least five (5) days written notice which shall be delivered to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the exchange to be effected, the amount of Series A Preferred Stock to be issued upon exchange, the date on which such exchange is expected to occur and calling upon the Holder to surrender to the Company, in the manner and at the place designated, the Note. Upon receipt of such notice, the Holder shall surrender this Note on the date of the Exchange, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to the Holder at such principal office a certificate or certificates for the Series A Preferred Stock to which the Holder shall be entitled upon such exchange (bearing such legends as are required by the Note Purchase Agreement and applicable state and federal securities laws in the reasonable opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such exchange under the terms of this Note, including, without limitation, all accrued and unpaid interest. Any exchange of this Note pursuant to Section 8(b) shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Note, and on and after such date the Persons entitled to receive the Series A Preferred Stock issuable upon such exchange shall be treated for all purposes as the record holder of such Series A Preferred Stock.

          (f) Fractional Shares; Effect of Conversion or Exchange. The Company may, but shall not be obligated to, issue any fractional Class A Units or shares of Series A Preferred Stock upon conversion or exchange of this Note. In the event that the Company elects not to issue fractional shares, the Company shall round the number of Units or shares to the nearest whole Unit or share, provided that if such rounding would result in the Holder receiving less than ninety nine point nine percent (99.9%) of the amount of such Common Stock to which he is entitled, pursuant to this Section 8, such fractional shall be rounded up to the next whole Unit or share.

          (g) No Impairment. The Company will not, by amendment of its Operating Agreement or Certificate of Formation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of Equity Securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times, in good faith, assist in carrying out all of the provisions of this Section 8 and the undertaking of all action as may be necessary or appropriate in order to protect the conversion or exchange rights of the Holder against impairment.

     9.   Change of Control.  Upon the occurrence of a Change of Control, the
          -----------------
Holder shall have the right to require the Company to repurchase all or any part (equal to One Thousand Dollars ($1,000) or an integral multiple thereof) of the Note pursuant to the offer described below (the "Change of Control Offer") at an offer price equal to the greater of: (i) the aggregate principal amount of Note plus accrued and unpaid interest thereon or (ii) the amount the Holder would have received if the Holder had converted this Note into Class A Units of the Company pursuant to the provisions of Section 8(a) above immediately prior to such Change of Control. At least thirty (30) days prior to any Change of Control, the Company shall mail a notice (the "Change of Control Notice") to the Holder describing the transaction to constitute the Change of Control offering to repurchase the Note concurrently with the completion of the Change of Control (the "Payment Date"). The Holder shall provide written notice to the Company detailing the extent to which it accepts such repurchase offer within twenty-five days of the Change of Control Notice. Upon surrender of the Note, duly endorsed and delivered to the Company's principal office, the Company shall pay all amounts due the Holder pursuant to such repurchase offer on the Payment Date.

     10.  Successors and Assigns.  Subject to the restrictions on transfer
          ----------------------
described in the Note Purchase Agreement, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     11.  Assignment by the Company.  Neither this Note nor any of the rights,
          -------------------------
interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

     12.  Waiver.  The Company hereby waives presentment, demand, or protest and
          ------
any notice of any kind in connection with the delivery, acceptance, performance, default, acceleration, or collection of this Note.

     13.  Notices.  Any notice, request or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Note Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

     14.  No Intent of Usury.  Nothing contained in this Note or in the
          ------------------
Agreement shall be deemed to require the payment by the Company or the retention by the Holder of interest in excess of the maximum legal rate (the "Maximum Legal Rate"). All agreements between the Holder and the Company pertaining to the obligation evidenced hereby (the "Loan") are expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of the Loan or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, or detention of money to be loaned hereunder exceed the Maximum Legal Rate. If, under any circumstance whatsoever, the fulfillment of any provision of this Note or the Note Purchase Agreement shall involve transcending the limits of validity prescribed by law, then, ipso facto, the obligation to be fulfilled by the Company shall be reduced to the limit of such validity. This provision shall control every provision of all agreements between the

Company and the Holder. In the event at any time the interest paid shall exceed the Maximum Legal Rate, the excess amount shall be deemed to be held in trust by the Holder for the exclusive use and benefit of the Company; provided, however, that such amounts held in trust may be applied to interest or other lawful consideration payable under the terms of this Note and the Note Purchase Agreement if such amounts can be so applied without violating applicable laws and without exceeding the Maximum Legal Rate. The Holder may commingle any such amounts with its own funds. If at the time the Note is paid, the total amount deemed to be interest under applicable laws exceeds the Maximum Legal Rate, the maximum liability of the Company shall be expressly limited to the legal maximum amounts, and in the event any excess sums have been paid or are payable such amounts shall be promptly repaid or credited to the Company. In the event the interest or other consideration payable by the Company hereunder is exempt from applicable usury statutes, or for any other reason is not limited by law, none of the provisions of this paragraph shall be construed so as to limit the interest or other consideration payable under the terms of this Note or the Agreement.

     15.  Payment.  Payment shall be made in lawful tender of the United States.
          -------

     16.  Expenses.  If any action of law or in equity is necessary to enforce
          --------
or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which said party may be entitled.

     17.  Governing Law; Submission to Jurisdiction; Venue.  This Note shall be
          ------------------------------------------------
governed by, and construed in accordance with, the law of the State of New York. All judicial proceedings brought against the Company or any Holder with respect to this Note shall be brought exclusively in any state or federal court of competent jurisdiction in New York County, New York, and by execution and delivery of this Note the Company accepts, the exclusive jurisdiction of the aforesaid courts for such purpose. The Company hereby waives any claim that New York County, New York is an inconvenient forum or an improper forum based on lack of venue. The exclusive choice of forum for the Company as set forth in this Section 17 will not be deemed to preclude the enforcement by the Holder of any judgment obtained in any other forum or the taking by the Holder of any action to enforce the same in any other appropriate jurisdiction.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

"Company"                ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware
                         limited liability company


                         By:__________________________________________________
                              Walter F. Ulloa Chairman and Chief Executive
                              Officer


                         By:__________________________________________________
                              Jeanette L. Tully, Chief Financial Officer

          [Signature Page to Subordinated Convertible Promissory Note]

                                  SCHEDULE "A"

All payments under the Promissory Note shall be made as follows:

     The Chase Manhattan Private Bank
     1211 Avenue of the Americas, 38/th/ Floor
     New York, New York 10036
     Contact: James Burke (phone: 212-789-6239)

     ABA# 021000021

     Account:  TSG Capital Fund III, L.P.
               Account number 967-737850

                                  EXHIBIT "D"

                              OPINION OF COUNSEL
                              ------------------

                                April 20, 2000


TSG Capital Fund III, L.P.
177 Broad Street, 12/th/ Floor
Stamford, Connecticut 06901

Ladies and Gentlemen:

     Reference is made to that certain Convertible Subordinated Note Purchase Agreement of even date herewith (the "Agreement"), complete with all listed schedules and exhibits to the Agreement (collectively, the "Transaction Documents"), by and between Entravision Communications Company, L.L.C. a Delaware limited liability company (the "Company"), Entravision Communications Corporation, a Delaware corporation (the "Corporation," collectively, the Company and the Corporation are referred to herein as "Entravision"), and TSG Capital Fund, III, L.P., a Delaware limited partnership, ("TSG" or "Investor"). This opinion is rendered to you pursuant to Section 4.6 of the Agreement, and all terms used herein have the meanings defined for them in the Agreement unless otherwise defined herein.

     We have acted as counsel for Entravision in connection with the negotiation of the Transaction Documents, including the Entravision Communications Subordinated Convertible Promissory Note, of even date herewith (the "Note"), by and between the Company and TSG. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of Entravision, certificates of public officials and such other documents which we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by Entravision) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expressions "to our knowledge," "known to us" or similar language with reference to matters of fact mean that, after an examination of documents made

TSG Capital Fund III, L.P.
April 20, 2000
Page 2

available to us by Entravision, and after inquiries of officers of Entravision, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expressions "to our knowledge," "known to us" or similar language with reference to matters of fact refer to the current actual knowledge of attorneys of this firm who have worked on matters for Entravision. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of Entravision or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that you have all requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Transaction Documents, and we are assuming that the representations and warranties made by the Investor in the Transaction Documents and pursuant thereto are true and correct. We are also assuming that the Investor has purchased the Note for value, in good faith and without notice of any adverse claims within the meaning of the New York Uniform Commercial Code.

     The opinions hereinafter expressed are subject to the following qualifications:

     (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors.

     (b) We express no opinion as to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

     (c) We express no opinion as to compliance with the anti-fraud provisions of applicable securities laws.

     (d) We express no opinion as to the enforceability of the indemnification provisions of Section 1.9 of that certain Investor Rights Agreement which is attached as Exhibit "D" to the Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

     (e) We express no opinions as to usury laws or any similar such laws of any state.

     (f) We are members of the Bar of the State of New York and the State of California and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the States of New York, California and Delaware. To the extent this opinion addresses applicable securities laws of states other than

TSG Capital Fund III, L.P.
April 20, 2000
Page 3

the State of New York, we have not retained nor relied on the opinion of counsel admitted to the bar of such states, but rather have relied on compilations of the securities laws of such states contained in reporting services presently available to us.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a limited liability company duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. The Corporation is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Corporation has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     3. The Company has all requisite legal and corporate power to execute and deliver the Transaction Documents, to sell and issue the Note thereunder, to issue the Class A Units issuable upon voluntary conversion of the Note and to carry out and perform its obligations under the terms of the Transaction Documents.

     4. The Corporation has all requisite legal and corporate power to execute and deliver the Transaction Documents, to issue the Series A Preferred Stock issuable upon automatic exchange of the Note and the Common Stock issuable on conversion of the Series A Preferred Stock and to carry out and perform its obligations under the terms of the Transaction Documents.

     5. The Exchange Agreement has been duly authorized by the Company and the Corporation and is valid and enforceable against them in accordance with its terms.

     6.  (a)   The rights, preferences, privileges and restrictions of a holder of a Note are as set forth in such Note.

         (b) Immediately prior to the Closing, the outstanding units of membership interest in the Company (the "Units") consist of an aggregate of 2,019,879 Units, 1,555,037 of which are designated as Class A Units, none of which are designated Class B Units, 286,206 of which are designated as Class C Units, 168,323 of which are designated Class D Units, 10,313 of which are designated Class E Units and 10,313 of which are designated Class F Units. The Class A Units issuable upon voluntary conversion of the Note when issued in accordance with the Agreement of the Company will be validly issued, fully paid and nonassessable.

     7. All limited liability company or corporate action on the part of Entravision, its

TSG Capital Fund III, L.P.
April 20, 2000
Page 4


directors, executive committee members, stockholders and members, as applicable, necessary for the authorization, execution and delivery of the Transaction Documents by Entravision, the authorization, sale, issuance and delivery of the Note (and the Series A Preferred Stock or Class A Units issuable upon exchange thereof and the Common Stock issuable upon the conversion of the Series A Preferred Stock) and the performance of the obligations of Entravision under the Transaction Documents has been taken. The Transaction Documents have been duly and validly executed and delivered by Entravision and constitute a valid and binding obligation of Entravision, enforceable against Entravision in accordance with their terms.

     8. Subject to the accuracy of the representations and warranties of the Investor in Section 3 of the Agreement and their responses (if any) to the inquiries of Entravision, we are of the opinion that the offer, sale and issuance of the Note in conformity with the terms of the Transaction Documents constitute transactions exempt from the registration requirements of Securities Act of 1933, as amended, and the issuance of Series A Preferred Stock or the issuance of Class A Units, as applicable, to the Investor upon conversion of the Note would also be exempt from such registration and qualification requirements.

     9. The execution, delivery and performance by Entravision of the Transaction Documents and the consummation by Entravision of the transactions contemplated by the Transaction Documents, do not (a) conflict with or violate the Certificate of Incorporation or Bylaws or Operating or Limited Liability Company Agreement of Entravision, or any United States federal, California, New York statute, rule or regulation, (b) violate any order, writ, injunction or decree of any court or governmental authority actually known to us or any arbitral award actually known to us, (c) result in a material breach of, constitute a default under, or require any consent under any material agreement or instrument known to us (it being understood, however, that we express no opinion with respect to any financial covenant in any agreement or instrument insofar as the covenant requires a computation) or (d) result in the creation or imposition of any lien upon any property of Entravision or any subsidiary pursuant to any agreement or instrument known to us.

     This opinion is furnished to the Investor solely for its benefit in connection with the purchase of the Note, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                  Very truly yours,

                                  ZEVNIK HORTON GUIBORD McGOVERN
                                  PALMER & FOGNANI, L.L.P.

                                  EXHIBIT "E"

                           MANAGEMENT RIGHTS LETTER
                           ------------------------

TSG Capital Fund III LP
177 Broad Street, 12/th/ Floor
Stamford, Connecticut  06901

     Re:  Management Rights

Ladies and Gentlemen:

     This letter will confirm our agreement that in connection with your acquisition of Subordinated Convertible Promissory Note of Entravision Communications Company, L.L.C. (the "Company"), and/or any securities issuable on conversion or exchange thereof, including, without limitation, Class A Units of the Company or Series A Preferred Stock of Entravision Communications Corporation ("ECC") (or common stock of ECC issuable on conversion thereof) (the "Securities") you will be entitled to the following contractual management rights, in addition to rights to certain nonpublic financial information, inspection rights and other rights specifically provided to you under the Convertible Subordinated Note Purchase Agreement of even date herewith or agreements delivered in connection therewith. ECC and the Company are collectively referred to as Entravision and it is understood that the rights set forth herein will apply, subject to the last paragraph hereof, so long as you own Securities.

     (1) If and for so long as you do not have a representative ("Unrepresented Party") on Entravision's Board of Directors or equivalent body such as the Executive Committee of the Company (the "Entravision Board"), you shall be permitted to select one representative ("Representative") to consult with and advise management of Entravision on significant business issues, including management's proposed annual operating plans, and management will make itself available to meet with your Representative regularly during each year at Entravision's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

     (2) If and for so long as you are an Unrepresented Party, your Representative may examine the books and records of Entravision and inspect its facilities and may request information at reasonable times and intervals concerning the general status of Entravision's financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided and access may be denied to preserve attorney-client privilege.

TSG Capital Fund III LP
Page 2


     (3) If and for so long as you are an Unrepresented Party, Entravision shall invite you to send your Representative to attend in a nonvoting observer capacity all meetings of the Entravision Board and, in this respect, shall give your Representative copies of all notices, minutes, consents, and other material that it provides to the Entravision Board; provided, however, that Entravision reserves the right to exclude your Representative from access to any material or meeting or portion thereof if Entravision believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege or to protect highly confidential proprietary information. Your Representative may participate in discussions of matters brought to the Entravision Board.

     The rights described herein shall terminate and be of no further force or effect upon the earliest to occur of (a) the closing of a public offering of shares of the Company's capital stock pursuant to a registration statement filed by the Company under the Securities Act of 1933 which has become effective thereunder (other than a registration statement relating solely to employee benefit plans), or (b) such time as the Company becomes required to file reports with the Securities and Exchange Commission under Sections 12(g) or 15(d) of the Securities Exchange Act of 1934.

                    Very truly yours,

                    ENTRAVISION COMMUNICATIONS COMPANY, LLC


                    By: -------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer


                    ENTRAVISION COMMUNICATIONS CORPORATION


                    By: -------------------------------------------------------
                         Walter F. Ulloa, Chairman and Chief Executive Officer

                                  EXHIBIT "F"

                      FORM OF CERTIFICATE OF DESIGNATION
                      ----------------------------------

              CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                    OF SERIES A CONVERTIBLE PREFERRED STOCK

                        Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware

     Entravision Communications Corporation, a corporation organized and existing under the laws of the State of Delaware, does hereby certify that, pursuant to the authority conferred on the Board of Directors of this corporation by the First Restated Certificate of Incorporation of this corporation in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this corporation adopted the following resolution establishing a series of Preferred Stock of this corporation designated "Series A Convertible Preferred Stock":

     RESOLVED, that pursuant to the authority conferred on the Board of Directors of this corporation by Article 4 of the First Restated Certificate of Incorporation, as amended, a series of Preferred Stock, par value $.0001 per share, of this corporation is hereby established and created, and that the designation of the number of shares thereof and the voting and other powers, preferences and other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

                     Series A Convertible Preferred Stock

     1.   Designation; Rank. An amount of shares of the Preferred Stock shall be
          -----------------
designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"), par value $.0001 per share and the number of shares constituting such series shall be [$90,000,000 divided by price at which Subordinated Note is exchanged for Series A Preferred Stock pursuant to Section 8(b) of the Subordinated Convertible Promissory Note issued by Entravision Communications Company, L.L.C. to TSG Capital Fund III, L.P.]. The Series A Preferred Stock will rank junior, with respect to dividend rights and rights on liquidation, winding up and dissolution to other classes of series of preferred stock to be established by the Board of Directors of the Corporation if such preferred stock is not convertible to common stock or other securities convertible into common stock of the Corporation and the aggregate liquidation preference of such preferred stock (exclusive of accrued but unpaid dividends) is less than or equal to One Hundred Million Dollars ($100,000,000) or, in addition, to the extent such classes or series of preferred stock are issued in connection with a financial undertaking set forth in Section 3.3 of that certain Acquisition Agreement and Plan of Merger dated April 20, 2000 by and among the Corporation, Entravision Communications Company, L.L.C., Z-Spanish Media Corporation and other persons (the "Merger Agreement") (collectively, the "Senior Preferred Stock"). The Series A Preferred Stock shall rank pari passu with respect to any Series B Redeemable Pay-in-Kind Preferred Stock issuable pursuant to the terms of the Merger Agreement (the "Series B Preferred Stock") with respect to dividend rights and rights upon liquidation, winding-up and dissolution. The Series A Preferred Stock will rank senior to all other classes of preferred stock of the Corporation and the common stock of the Corporation (collectively, "Junior Securities"), with respect to dividend rights and rights upon liquidation, winding up and dissolution,.

     2.   No Issuance of Additional Shares.  The number of authorized shares of
          --------------------------------
Series A Preferred Stock may be reduced or eliminated by the Board of Directors of this corporation or a duly authorized committee thereof in compliance with the General Corporation Law of the State of Delaware stating that such reduction has been authorized, and the number of authorized shares of Series A Preferred Stock shall not be increased without the consent of the holders of a majority of the outstanding shares of Series A Preferred Stock.

     3.   Dividends.
          ---------

          (a)  Dividends and Distributions.  Subject to the terms set forth
               ---------------------------
herein and the rights of the Senior Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to receive out of assets legally available for that purpose, an annual cumulative dividend equal to 8.5% of the then applicable Liquidation Preference (as defined in Section 4(a) below) (i.e., 8.5% per annum compounded annually) from the date of issuance of the shares of Series A Preferred Stock.

          (b) The Series A Preferred Stock and the Series B Preferred Stock (collectively, the "Preferred Stock") shall rank pari passu with respect to dividends, and in the event the Corporation fails to pay full dividends accrued on outstanding shares of Series A Preferred Stock and Series B Preferred Stock, any partial amounts which are paid as dividends by the Corporation with respect to Series A Preferred Stock and Series B Preferred Stock shall be paid to the holders of such shares of Preferred Stock in proportion (as nearly as practicable) to the amounts such holders would be entitled to receive if they were to be paid the full accrued and unpaid dividends on such Preferred Stock.

          (c) All dividends or distributions declared upon the Series A Preferred Stock shall be declared pro rata per share.

          (d) The holders of the Series A Preferred Stock shall be entitled to payments of accrued and unpaid dividends upon liquidation of the corporation as set forth in Section 4 below or the redemption of the Series A Preferred Stock as set forth in Section 5 below, and in each such case shall be entitled to all accrued and unpaid dividends whether or not declared by the corporation, or as otherwise required under this Section 3.

          (e) The corporation shall not declare or pay any dividend on shares of Junior Securities until the holders of the Series A Preferred Stock have received the full cumulative dividends accrued thereon pursuant to clause (a).

          (f) In computing accrued and unpaid dividends on the Series A Preferred Stock, such dividends shall be computed on a daily basis through the date as of which such dividends are required to be paid by the terms hereof.

     4.   Liquidation Preference.
          ----------------------

          (a) In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, subject to the rights of the Senior Preferred Stock and the rights of series of Preferred Stock that may from time to time come into existence in accordance with and subject to the terms hereof, including, without limitation, Section 8(b) hereof, the holders of Series A Preferred Stock shall be entitled to receive after any distribution with respect to Senior Preferred Stock and, prior and in preference to any distribution of any of the assets of this corporation to the holders of any Junior Securities by reason of their ownership thereof, an amount per share (the "Liquidation Preference") equal to the sum of (i) [$8.4746]/1/ for each outstanding share of Series A Preferred Stock (the "Original Series A Issue Price") and (ii) accrued but unpaid dividends on such share (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock and Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which the holders of the Series A Preferred Stock and Series B Preferred Stock are entitled, then, the entire assets and funds of this corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and Series B Preferred Stock in proportion to the amount payable to such holders. If the Corporation issues the Series B Preferred Stock in accordance with the Merger Agreement, the Series A Preferred Stock and the Series B Preferred Stock shall rank pari passu with respect to distributions on liquidation.

          (b) Upon completion of the distribution required by subsection (a) of this Section 4, all of the remaining assets of this corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

          (c)  (i)   For purposes of this Section 4, a liquidation, dissolution or winding up of this corporation shall be deemed to be occasioned by, or to include (unless the holders of at least a majority of the Series A Preferred Stock then outstanding shall determine otherwise) a transaction whereby a person or group of persons acting in concert (other than current stockholders) shall:
(A) become (whether by merger, consolidation, or transfer, redemption or issuance of capital stock or otherwise) the beneficial owners (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended) of securities constituting more than fifty percent (50%) of the combined voting power of or the economic equity interests in the then outstanding securities of the corporation (or any surviving or resulting person) or (B) acquire assets constituting all or substantially all of the assets of the corporation

______________________

/1/ As calculated pursuant to Section 8(b) of the Subordinated Convertible Promissory Note issued by the Entravision Communications Company to TSG Capital Fund III, L.P.

and its subsidiaries on a consolidated basis (with (A) and/or (B) constituting a "Change in Control").

               (ii) In any of such events, if the consideration received by this corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                     (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

                          (1)  If traded on a securities exchange or through the
Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;

                          (2)  If actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                          (3)  If there is no active public market, the value
shall be the fair market value thereof, as mutually determined by this corporation and the holders of at least a majority of the outstanding shares of Series A Preferred Stock.

                     (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by this corporation and the holders of at least a majority of the outstanding shares of such Series A Preferred Stock.

               (iii) In the event the requirements of this Section 4 are not complied with, this corporation shall forthwith either:

                     (A) cause such closing to be postponed until such time as the requirements of this Section 4 have been complied with; or

                     (B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 4(c)(iv) hereof.

               (iv) This corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 4, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the outstanding shares of such Series A Preferred Stock.

     5.   Redemption.
          ----------

          (a) At any time, or from time to time, after April 19, 2001, and after such time as the closing price of the corporation's common stock as quoted on the New York Stock Exchange or the Nasdaq National Market equals or exceeds, for fifteen (15) consecutive trading days, one hundred thirty percent (130%) of the initial trading price of the corporation's common stock immediately following the initial public offering of the corporation, the corporation shall have the option, exercisable upon the expiration of the fifteen (15) day period after written notice delivered to the holders of Series A Preferred Stock by hand (the "Corporate Redemption Date") to the holders of the Series A Preferred Stock, to redeem all or any portion of the Series A Preferred Stock specified in such notice by paying in cash therefor a sum per share equal to the Original Series A Issue Price per share of Series A Preferred Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like) plus all accrued but unpaid dividends on such share (the "Series A Redemption Price"). At any time, or from time to time, after April 19, 2006, but within ninety (90) days after the receipt by this corporation of a written request from the holders of not less than a majority of the then outstanding shares of Series A Preferred Stock that all or, if less than all, a specified percentage of such holders' shares of Series A Preferred Stock be redeemed ("Optional Redemption Request"), and concurrently with surrender by such holders of the certificates representing such shares, this corporation shall, to the extent it may lawfully do so, redeem in full (referred to herein as an "Optional Redemption Date") the shares specified in such request by paying in cash therefor the Series A Redemption Price. If the corporation receives an Optional Redemption Request, it will, within fifteen (15) days of receipt, provide written notice to each holder of Series A Preferred Stock who did not submit such request of its receipt thereof and will offer all such holders the opportunity to direct that their shares be redeemed concurrently with the redemption pursuant to the Optional Redemption Request. On April 19, 2010, this corporation shall, to the extent it may lawfully do so, redeem all outstanding Series A Preferred Stock for an amount equal to the Series A Redemption Price on that date (the "Mandatory Redemption Date"). The Corporate Redemption Date, the Optional Redemption Date and the Mandatory Redemption Date are referred to collectively herein as the "Redemption Date"). Any redemption of Series A Preferred Stock effected pursuant to this subsection 5(a) shall be made on a pro rata basis among the holders of the Series A Preferred

Stock in proportion to the number of shares of Series A Preferred Stock proposed to be redeemed from such holders.

          (b) At least fifteen (15) but no more than thirty (30) days prior to each of the Corporation Redemption Date, the Optional Redemption Date and the Mandatory Redemption Date written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the applicable Redemption Date, specifying the number of shares to be redeemed from such holder, the applicable Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection (5)(c), on or after each Redemption Date, each holder of Series A Preferred Stock to be redeemed on such Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (c) From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption on such Redemption Date in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the applicable Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series A Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed such that each holder of a share of Series A Preferred Stock receives the same percentage of the applicable Series A Redemption Price. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of Series A Preferred Stock, such funds will immediately be used to redeem the balance of the shares that this corporation has become obliged to redeem on any Redemption Date but that it has not redeemed.

     6.   Conversion.  The holders of the Series A Preferred Stock shall have
          ----------
conversion rights as follows (the "Conversion Rights"):

          (a)  Right to Convert.  Each share of Series A Preferred Stock shall
               ----------------
be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the date such shares are redeemed, at the office of this corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price; provided, however, that until the closing of a firmly underwritten public offering of the corporation's securities, which results in net proceeds to the corporation of at least $50,000,000 (the "IPO"), the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 6(d). Upon conversion of each share of Series A Preferred Stock into Common Stock, all accrued but unpaid dividends with respect to such share of Series A Preferred Stock shall be waived and forgiven and the corporation shall have no further obligation with respect to such dividends.

          (b)  Mechanics of Conversion.  Before any holder of Series A Preferred
               -----------------------
Stock shall be entitled to convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

          (c)  Conversion Price Adjustments of Preferred Stock for Certain
               -----------------------------------------------------------
Dilutive Issuances, Splits and Combinations. Until the IPO, the Conversion Price
-------------------------------------------
of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

               (i) (A) If this corporation shall issue, after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date"), any Additional Stock (as defined below) without consideration or for a consideration per share less than the

Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 6(c)(i)(E)(1) or(2)) plus the number of shares of Common Stock that the aggregate consideration received by this corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to subsection 6(c)(i)(E)(1) or (2)) plus the number of shares of such Additional Stock.

                    (B) No adjustment of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections
(E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 6(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (D) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors in good faith irrespective of any accounting treatment.

                    (E) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(c)(i) and subsection 4(c)(ii):

                         (1)  The aggregate maximum number of shares of Common
Stock deliverable upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 6(c)(i)(C) and (c)(i)(D)), if any, received by this corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                         (2)  The aggregate maximum number of shares of Common
Stock deliverable upon conversion of, or in exchange (to the extent then convertible or exchangeable) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 6(c)(i)(C) and (d)(i)(D)).

                         (3)  In the event of any change in the number of shares
of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (4)  Upon the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         (5)  The number of shares of Common Stock deemed issued
and the consideration deemed paid therefor pursuant to subsections 6(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 6(c)(i)(E)(3) or (4).

               (ii) "Additional Stock" shall mean any shares of Common Stock issued

(or deemed to have been issued pursuant to subsection 6(c)(i)(E)) by this corporation after the Purchase Date other than:

                     (A) Common Stock issued pursuant to a transaction described in subsection 6(d) hereof; or

                     (B) Shares of Common Stock issuable or issued to employees, consultants, directors or vendors (if in transactions with primarily non-financing purposes) of this corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this corporation in an amount not to exceed fifteen percent (15%) of the capital stock of the corporation on a fully-diluted basis.

                     (C) shares of Common Stock issued as an equity kicker to banks, lenders and equipment lessors in connection with debt financings or equipment leases;

                     (D) shares of Common Stock issued for consideration other than cash in connection with mergers, consolidations, acquisitions of assets and other acquisitions or strategic transactions with non-affiliated third parties as approved by the Board of Directors;

                     (E) shares of Common Stock issued pursuant to the terms of that certain Exchange Agreement dated April 19, 2000 by and among the corporation, Entravision Communications Company, L.L.C. (the "LLC"), the individual and/or trust members of the LCC and Univision Communications Inc.

                     (F)  shares of Common Stock issued pursuant to the IPO; or

               (iii) any right of the Series A Preferred Stock to adjust the Conversion Price pursuant to this Section 6(c) shall terminate concurrently with the closing of the IPO.

          (d)  Stock Splits.
               ------------

               (i) In the event this corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of

Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 6(c)(i)(E).

               (ii) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

          (e)  Recapitalizations. If at any time or from time to time there
               -----------------
shall be a recapitalization or reclassification of the Common Stock (or a merger, transfer, consolidation, or exchange in respect to Units which does not constitute a Change in Control, other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6 or
Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

          (f)  No Impairment.  This corporation will not, by amendment of its
               -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

          (g)  No Fractional Shares and Certificate as to Adjustments.
               ------------------------------------------------------

               (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A

Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

               (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

          (h)  Notices of Record Date.  In the event of any taking by this
               ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          (i)  Reservation of Stock Issuable Upon Conversion. This corporation
               ---------------------------------------------
shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to this Restated Certificate of Incorporation.

          (j)  Notices. Any notice required by the provisions of this Section 6
               -------
to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

     7.   Voting Rights.  Except as set forth in Section 8 below or required by
          -------------
Delaware
law, the Series A Preferred Stock shall have no voting rights.

     8.   Protective Provisions.  So long as any shares of Series A Preferred
          ---------------------
Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

          (a) amend the Certificate of Incorporation (as amended) of this corporation or the bylaws of this corporation in any manner (including, without limitation, by means of a merger or consolidation) which adversely affects the rights of the Series A Preferred Stock;

          (b) authorize or issue, or obligate itself to issue, any other equity security having a preference over, or being on a parity with, the Series A Preferred Stock with respect to dividends, liquidation, redemption or voting, including any other security convertible into or exercisable for any equity security other than Senior Preferred Stock shares of Series B Preferred Stock issued pursuant to the Merger Agreement; or

          (c) enter into or engage in any transaction with an affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) on terms materially less advantageous to the Corporation or its stockholders and would be the case if such transaction had been effected with a non-affiliate.

     9.   Status of Redeemed or Converted Stock.  In the event any shares of
          -------------------------------------
Series A Preferred Stock shall be redeemed or converted pursuant to Section 5 or
Section 6 hereof, the shares so redeemed or converted shall be canceled and shall not be issuable by this corporation. The Restated Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation's authorized capital stock.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Entravision Communications Corporation has caused this certificate to be signed duly executed by its duly authorized officers and attested by its secretary this ____ day of __________, 2000.

                                   ENTRAVISION COMMUNICATIONS CORPORATION


                                   By:________________________________________
                                         Walter F. Ulloa
                                         Chairman and Chief Executive Officer


                                   By:________________________________________
                                         Jeanette L. Tully
                                         Chief Financial Officer

ATTEST:


__________________________________
Paul A. Zevnik
Secretary

          [Signature Page to Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock]